UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number: 811‑22774

Name of Fund:	BlackRock Multi-Sector Income Trust (BIT)

Fund Address: 100	Bellevue Parkway, Wilmington, DE 19809
Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Multi-Sector Income Trust, 55 East 52nd Street, New York, NY 10055
Registrant’s telephone number, including area code: (800) 882‑0052, Option 4
Date of fiscal year end: 10/31/2022
Date of reporting period: 10/31/2022

Item 1 – Report to Stockholders
(a) The Report to Shareholders is attached herewith.

OCTOBER 31, 2022

2022 Annual Report

BlackRock Multi-Sector Income Trust (BIT)

Not FDIC Insured • May Lose Value • No Bank Guarantee

Supplemental Information  (unaudited)

Section 19(a) Notices
BlackRock Multi-Sector Income Trust’s (BIT) (the “Trust”) amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Trust’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Trust will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.
October 31, 2022

	Total Cumulative Distributions for the Fiscal Period						% Breakdown of the Total Cumulative Distributions for the Fiscal Period

Trust Name	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	(a)	Total Per Common Share	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share

BIT	$0.949678	$—	$—	$0.534722		$1.484400	64%	—%	—%	36%	100%

(a)
The Trust estimates that it has distributed more than its net income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Trust is returned to the shareholder. A return of capital does not necessarily reflect the Trust’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce the Trust’s net asset value per share.

Section 19(a) notices for the Trust, as applicable, are available on the BlackRock website at blackrock.com.
Section 19(b) Disclosure
The Trust, acting pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Trust’s Board of Trustees (the “Board”), has adopted a managed distribution plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Trust currently distributes the following fixed amounts per share on a monthly basis:

Exchange Symbol	Amount Per Common Share

BIT	$0.1237
The fixed amounts distributed per share are subject to change at the discretion of the Trust’s Board. Under its Plan, the Trust will distribute all available net income to its shareholders as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient income (inclusive of net income and short-term capital gains) is not earned on a monthly basis, the Trust will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board; however, the Trust may make additional distributions from time to time, including additional capital gain distributions at the end of the taxable year, if required to meet requirements imposed by the Code and/or the Investment Company Act of 1940, as amended (the “1940 Act”).
Shareholders should not draw any conclusions about the Trust’s investment performance from the amount of these distributions or from the terms of the Plan. The Trust’s total return performance is presented in its financial highlights table.
The Board may amend, suspend or terminate the Trust’s Plan at any time without prior notice to the Trust’s shareholders if it deems such actions to be in the best interests of the Trust or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Trust’s stock is trading at or above net asset value) or widening an existing trading discount. The Trust is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, changes in interest rates, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to BIT’s prospectus for a more complete description of the Trust’s risks.

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The Markets in Review
Dear Shareholder,
Significant economic headwinds emerged during the 12-month reporting period ended October 31, 2022, disrupting the economic recovery and strong financial markets of 2021. The U.S. economy shrank in the first half of 2022 before returning to moderate growth in the third quarter, marking a shift to a more challenging post-reopening economic environment. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.
Equity prices fell as interest rates rose, particularly weighing on relatively high-valuation growth stocks as inflation decreased the value of future cash flows and investors shifted focus to balance sheet resilience. Both large- and small-capitalization U.S. stocks fell, although declines for small-capitalization U.S. stocks were slightly steeper. Emerging market stocks and international equities from developed markets also declined significantly, pressured by rising interest rates and a strengthening U.S. dollar.
The 10-year U.S. Treasury yield rose notably during the reporting period, driving its price down, as investors reacted to higher inflation and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).
The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates five times while indicating that additional rate hikes were likely. Furthermore, the Fed wound down its bond-buying programs and is accelerating the reduction of its balance sheet. As investors attempted to assess the Fed’s future trajectory, the Fed’s statements late in the reporting period led markets to believe that additional tightening is likely in the near term.
The pandemic’s restructuring of the economy brought an ongoing mismatch between supply and demand, contributing to the current inflationary regime. While growth has slowed in 2022, we believe that taming inflation requires a more dramatic economic decline to bring demand back to a lower level that is more in line with the economy’s capacity. The Fed has been raising interest rates at the fastest pace in decades, and seems set to overtighten in its effort to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near-term is high, and the outlook for Europe and the U.K. is also troubling. Investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions.
In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Rising input costs and a deteriorating economic backdrop in China and Europe are likely to challenge corporate earnings, so we are underweight equities overall in the near term. However, we see better opportunities in credit, where higher spreads provide income opportunities and partially compensate for inflation risk. We believe that investment-grade corporates, local-currency emerging market debt, and inflation-protected bonds (particularly in Europe) offer strong opportunities for a six- to twelve-month horizon.
Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.
Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC
Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of October 31, 2022
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	(5.50)%	(14.61)%

U.S. small cap equities (Russell 2000® Index)	(0.20)	(18.54)

International equities (MSCI Europe, Australasia, Far East Index)	(12.70)	(23.00)

Emerging market equities (MSCI Emerging Markets Index)	(19.66)	(31.03)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.72	0.79

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(8.24)	(17.68)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(6.86)	(15.68)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(4.43)	(11.98)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(4.71)	(11.76)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T	3

4

The Benefits and Risks of Leveraging	BlackRock Multi-Sector Income Trust (BIT)

The Trust may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, its common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.
In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.
To illustrate these concepts, assume the Trust’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Trust’s financing cost of leverage is significantly lower than the income earned on the Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.
However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trust had not used leverage. Furthermore, the value of the Trust’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of the Trust’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trust’s NAV positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Trust’s intended leveraging strategy will be successful.
The use of leverage also generally causes greater changes in the Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of the Trust’s shares than if the Trust were not leveraged. In addition, the Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit the Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. The Trust incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of the Trust’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trust’s investment adviser will be higher than if the Trust did not use leverage.
The Trust may utilize leverage through reverse repurchase agreements and/or dollar rolls as described in the Notes to Financial Statements, if applicable.
Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Trust is permitted to borrow money (including through the use of TOB Trusts) or issue debt securities up to 33 1/3% of its total managed assets. The Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act.
Derivative Financial Instruments
The Trust may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 of the 1940 Act, among other things, the Trust must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Trust’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trust’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

T H E B E N E F I T S A N D R I S K S O F L E V E R A G I N G / DE R I V A T I V E F I N A N C I A L I N S T R U M E N T S	5

Trust Summary as of October 31, 2022	BlackRock Multi-Sector Income Trust (BIT)

Investment Objective
BlackRock Multi-Sector Income Trust’s (BIT) (the “Trust”) primary investment objective is to seek high current income, with a secondary objective of capital appreciation. The Trust seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its assets in loan and debt instruments and other investments with similar economic characteristics. The Trust may invest directly in such securities or synthetically through the use of derivatives. Additionally, as part of the Trust’s investments in loans, the Trust may make loans directly to borrowers either as a sole lender or by acting as a member of a syndicate of original lenders.
No assurance can be given that the Trust’s investment objective will be achieved.
Trust Information

Symbol on New York Stock Exchange	BIT
Initial Offering Date	February 27, 2013
Current Distribution Rate on Closing Market Price as of October 31, 2022 ($14.43)(a)	10.29%
Current Monthly Distribution per Common Share(b)	$0.1237
Current Annualized Distribution per Common Share(b)	$1.4844
Leverage as of October 31, 2022(c)	34%

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)
Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowings) minus the sum of its liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	10/31/22	10/31/21	Change	High	Low

Closing Market Price	$14.43	$18.90	(23.65)%	$ 18.95	$ 13.64
Net Asset Value	14.66	17.98	(18.46)	18.01	14.38
GROWTH OF $10,000 INVESTMENT

(a)	Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.

(b)	A broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.

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Trust Summary as of October 31, 2022 (continued)	BlackRock Multi-Sector Income Trust (BIT)

Performance
Returns for the period ended October 31, 2022 were as follows:

	Average Annual Total Returns

	1 Year	5 Years	Since Inception	(a)

Trust at NAV(b)(c)	(10.47)%	2.66%	6.33%
Trust at Market Price(b)(c)	(16.16)	3.95	5.65

Bloomberg U.S. Aggregate Bond Index	(15.68)	(0.54)	0.79

(a)	BIT commenced operations on February 27, 2013.
(b)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(c)	The Trust moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Trust’s absolute performance based on NAV:
What factors influenced performance?
Against the backdrop of a sharp rise in interest rates, most of the Trust’s sector exposures weighed on performance. Allocations to both high yield and investment grade corporate bonds were among the leading detractors. Exposure to emerging market, sovereign plus and non-dollar developed international market bonds detracted as well. Holdings of a range of securitized asset categories were in negative territory, including residential mortgage-backed securities (“MBS”), non-agency adjustable-rate mortgage-backed securities (“ARMS”), commercial mortgage-backed securities (“CMBS”), asset-backed securities (“ABS”) and collateralized mortgage obligations (“CMOs”). Finally, exposure to municipal bonds detracted as well.
Positive contributions to performance were led by the use of derivatives. During the period, the Trust held derivatives including U.S. futures and interest rate swaps, primarily as hedging vehicles. The use of derivatives had a positive impact on performance over the period.
The Trust’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Fund’s investment strategy.
Describe recent portfolio activity.
Over the period, the Trust’s exposure to high yield corporate and emerging market bonds was trimmed in anticipation of an economic slowdown. The Trust’s exposure to agency MBS was increased based on a favorable view of valuation relative to credit-oriented sectors, with a focus on higher coupons and specified pools not subject to the Fed’s efforts to reduce its balance sheet. The Trust also purchased collateralized loan obligations which appeared attractively valued relative to corporate bonds.
Describe portfolio positioning at period end.
At period end, the Trust maintained a diverse exposure within non-government spread sectors, including U.S. high yield corporate bonds, non-agency MBS, investment grade corporate bonds, and ABS. The Trust also held allocations to foreign sovereign issues, emerging market debt and agency MBS.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T R U S T S U M M A R Y	7

Trust Summary as of October 31, 2022 (continued)	BlackRock Multi-Sector Income Trust (BIT)

Overview of the Trust’s Total Investments

PORTFOLIO COMPOSITION

Asset Type	10/31/22

Corporate Bonds	51.9%
U.S. Government Sponsored Agency Securities	16.9
Non-Agency Mortgage-Backed Securities	7.8
Asset-Backed Securities	7.3
Preferred Securities	5.6
Floating Rate Loan Interests	4.8
Foreign Agency Obligations	2.1
U.S. Treasury Obligations	1.6
Short-Term Securities	1.4
Other*	0.6

CREDIT QUALITY ALLOCATION

Credit Rating(a)(b)	10/31/22

AAA/Aaa(c)	19.8%
AA/Aa	0.7
A	1.6
BBB/Baa	14.7
BB/Ba	26.3
B	19.0
CCC/Caa	6.6
CC	2.6
C	2.1
N/R(d)	6.6

(a)
For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Excludes common stocks, warrants, short-term securities, options purchased and options written.
(c)	Includes U.S. Government Sponsored Agency Securities which are deemed AAA/Aaa by the investment adviser.
(d)
The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of October 31, 2022, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of the Trust’s total investments.

*	Includes one or more investment categories that individually represents less than 1.0% of the Trust’s total investments. Please refer to the Schedule of Investments for details.

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Schedule of Investments October 31, 2022	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities
Ajax Mortgage Loan Trust, Series 2017-D, Class B, 0.00%, 12/25/57(a)(b)(c)	USD	20	$15,897
ALM Ltd., Series 2020-1A, Class D, (3 mo. LIBOR US + 6.00%), 10.08%, 10/15/29(b)(c)		287	239,053
American Homes 4 Rent Trust, Series 2014-SFR2, Class E, 6.23%, 10/17/36(c)		2,000	1,964,565
AMMC CLO 19 Ltd., Series 2016-1A, Class E, (3 mo. LIBOR US + 7.00%), 11.08%, 10/15/28(b)(c)		1,000	948,452
Anchorage Capital CLO 5-R Ltd., Series 2014-5RA, Class E, (3 mo. LIBOR US + 5.40%), 9.48%, 01/15/30(b)(c)		860	758,654
Anchorage Capital CLO 7 Ltd., Series 2015-7A, Class D1R2, (3 mo. LIBOR US + 3.50%), 7.87%, 01/28/31(b)(c)		250	220,020
Apidos CLO XXVI, Series 2017-26A, Class A1AR, (3 mo. LIBOR US + 0.90%), 5.09%, 07/18/29(b)(c)		460	448,899
Argent Securities Trust, Series 2006-W5, Class A1A, (1 mo. LIBOR US + 0.30%), 3.89%, 06/25/36(b)		4,278	2,859,373
Bain Capital Credit CLO Ltd., Series 2020-2A, Class DR, (3 mo. LIBOR US + 3.30%), 7.53%, 07/19/34(b)(c)		250	211,805
Bear Stearns Asset-Backed Securities I Trust, Series 2006-HE9, Class 2A, (1 mo. LIBOR US + 0.14%), 3.73%, 11/25/36(b)		1,177	1,128,473
Benefit Street Partners CLO XX Ltd., Series 2020-20A, Class CR, (3 mo. LIBOR US + 2.05%), 6.13%, 07/15/34(b)(c)		250	224,408
Brookside Mill CLO Ltd., Series 2013-1A, Class DR, (3 mo. LIBOR US + 2.65%), 6.73%, 01/17/28(b)(c)		250	234,420
Carlyle U.S. CLO Ltd., Series 2018-4A, Class A2, (3 mo. LIBOR US + 1.80%), 6.04%, 01/20/31(b)(c)		250	234,924
Carrington Mortgage Loan Trust(b)
Series 2006-FRE2, Class A2, (1 mo. LIBOR US + 0.12%), 3.71%, 10/25/36		3,030	2,436,047
Series 2006-FRE2, Class A5, (1 mo. LIBOR US + 0.08%), 3.67%, 03/25/35(d)		6,241	5,020,085
CarVal CLO III Ltd., Series 2019-2A, Class E, (3 mo. LIBOR US + 6.44%), 10.68%, 07/20/32(b)(c)		500	415,100
C-BASS Trust, Series 2006-CB7, Class A4, (1 mo. LIBOR US + 0.32%), 3.91%, 10/25/36(b)		4,346	2,860,216
CIFC Funding 2020-I Ltd., Series 2020-1A, Class DR, (3 mo. LIBOR US + 3.10%), 7.18%, 07/15/36(b)(c)		500	433,696
CIFC Funding 2022-VII Ltd., 0.00%, 10/22/35(e)		750	737,500
CIFC Funding Ltd., Class 1A, (3 mo. LIBOR US + 1.70%), 5.98%, 10/21/31(b)(c)		750	701,445
Citigroup Mortgage Loan Trust, Series 2006-FX1, Class A7, 5.78%, 10/25/36		346	222,746
Clear Creek CLO, Series 2015-1A, Class DR, (3 mo. LIBOR US + 2.95%), 7.19%, 10/20/30(b)(c)		250	219,191
Countrywide Asset-Backed Certificates Trust, Series 2006-26, Class 1A, (1 mo. LIBOR US + 0.14%), 3.73%, 06/25/37(b)		546	494,457
CWHEQ Revolving Home Equity Loan Trust, Series 2006-I, Class 1A, (1 mo. LIBOR US + 0.14%), 3.55%, 01/15/37(b)		471	428,490
Dryden 106 CLO Ltd., 5.78%, 10/15/35(a)(e)		500	480,000
Elevation CLO Ltd., Series 2021-12A, Class E, (3 mo. LIBOR US + 7.27%), 11.51%, 04/20/32(b)(c)		250	203,882
Elmwood CLO IV Ltd., Series 2020-1A, Class B, (3 mo. LIBOR US + 1.70%), 5.78%, 04/15/33(b)(c)		250	236,899

Security	Par (000)		Value

Asset-Backed Securities (continued)
FirstKey Homes Trust, Series 2022-SFR1, Class E1, 5.00%, 05/17/39(c)	USD	3,800	$3,309,300
Fremont Home Loan Trust(b)
Series 2006-A, Class 2A3, (1 mo. LIBOR US + 0.32%), 3.91%, 05/25/36		4,220	2,418,603
Series 2006-D, Class 2A3, (1 mo. LIBOR US + 0.15%), 3.74%, 11/25/36		6,407	2,334,505
Galaxy XXI CLO Ltd., Series 2015-21A, Class ER, (3 mo. LIBOR US + 5.25%), 9.49%, 04/20/31(b)(c)		500	402,654
Generate CLO 2 Ltd., Series 2015-1A, Class ER, (3 mo. LIBOR US + 5.65%), 9.97%, 01/22/31(b)(c)		250	211,522
Goldentree Loan Management U.S. CLO 5 Ltd., Series 2019-5A, Class BR, (3 mo. LIBOR US + 1.55%), 5.79%, 10/20/32(b)(c)		250	234,541
Gulf Stream Meridian 1 Ltd., Series 2020-IA, Class E, (3 mo. LIBOR US + 6.45%), 10.53%, 04/15/33(b)(c)		500	421,161
Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-E, Class 2A3, (1 mo. LIBOR US + 0.17%), 3.76%, 04/25/37(b)		3,504	2,381,167
HPS Loan Management Ltd., Series 8A-2016, Class ER, (3 mo. LIBOR US + 5.50%), 9.74%, 07/20/30(b)(c)		1,000	768,665
Jay Park CLO Ltd., Series 2016-1A, Class CR, (3 mo. LIBOR US + 2.65%), 6.89%, 10/20/27(b)(c)		250	228,317
LCM XXIV Ltd., Series 24A, Class AR, (3 mo. LIBOR US + 0.98%), 5.22%, 03/20/30(b)(c)		243	236,998
Long Beach Mortgage Loan Trust, Series 2006-7, Class 2A3, (1 mo. LIBOR US + 0.32%), 3.91%, 08/25/36(b)		5,173	2,156,740
Madison Park Funding XVII Ltd., Series 2015-17A, Class DR, (3 mo. LIBOR US + 3.60%), 7.88%, 07/21/30(b)(c)		500	453,633
Madison Park Funding XXIX Ltd.(b)(c)
Series 2018-29A, Class D, (3 mo. LIBOR US + 3.00%), 7.19%, 10/18/30		565	497,339
Series 2018-29A, Class E, (3 mo. LIBOR US + 5.70%), 9.89%, 10/18/30		500	426,215
Mastr Asset-Backed Securities Trust, Series 2006-HE2, Class A3, (1 mo. LIBOR US + 0.30%), 3.89%, 06/25/36(b)		7,252	2,843,623
Neuberger Berman CLO XX Ltd., Series 2015-20A, Class ERR, (3 mo. LIBOR US + 6.50%), 10.58%, 07/15/34(b)(c)		710	598,274
Neuberger Berman Loan Advisers CLO 37 Ltd., Series 2020-37A, Class CR, (3 mo. LIBOR US + 1.80%), 6.04%, 07/20/31(b)(c)		400	370,131
Neuberger Berman Loan Advisers CLO Ltd., Series 2021-46A, Class B, (3 mo. LIBOR US + 1.65%), 5.89%, 01/20/36(b)(c)		250	237,113
Octagon Investment Partners 31 Ltd., Series 2017-1A, Class E, (3 mo. LIBOR US + 6.30%), 10.54%, 07/20/30(b)(c)		500	406,924
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class BR2, (3 mo. LIBOR US + 1.40%), 5.76%, 01/25/31(b)(c)		250	237,129
Octagon Investment Partners XXII Ltd., Series 2014-1A, Class DRR, (3 mo. LIBOR US + 2.75%), 7.07%, 01/22/30(b)(c)		500	425,998
OZLM XXI Ltd., Series 2017-21A, Class D, (3 mo. LIBOR US + 5.54%), 9.78%, 01/20/31(b)(c)		250	197,543

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (continued) October 31, 2022	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security	Par (000)			Value

Asset-Backed Securities (continued)
Rad CLO 6 Ltd., Series 2019-6A, Class E, (3 mo. LIBOR US + 7.53%), 11.77%, 01/20/33(b)(c)	USD	500		$434,268
Rad CLO Ltd., Series 2022-17A, Class E, (3 mo. SOFR + 8.30%), 12.26%, 10/20/35(a)(b)(c)		250		245,000
Regional Management Issuance, 3.88%, 10/17/33(a)		1,110		943,500
Renaissance Home Equity Loan Trust, Series 2007-3, Class AF2, 7.00%, 09/25/37		3,603		1,656,460
Rockford Tower CLO Ltd., Series 2017-2A, Class DR, (3 mo. LIBOR US + 2.85%), 6.93%, 10/15/29(b)(c)		500		446,254
Saxon Asset Securities Trust, Series 2007-3, Class 2A3, (1 mo. LIBOR US + 0.40%), 3.99%, 09/25/47(b)		3,798		3,491,353
Scholar Funding Trust, Series 2013-A, Class R, 0.00%, 01/30/45(a)		—	(f)	922,662
Stratus CLO Ltd., 0.00%, 10/20/31(e)		500		485,000
TICP CLO VII Ltd., Series 2017-7A, Class ER, (3 mo. LIBOR US + 7.05%), 11.13%, 04/15/33(b)(c)		250		223,052
TICP CLO VIII Ltd., Series 2017-8A, Class A2R, (3 mo. LIBOR US + 1.70%), 5.94%, 10/20/34(b)(c)		250		235,130
Trestles CLO IV Ltd., (3 mo. LIBOR US + 1.70%), 5.98%, 07/21/34(b)(c)		1,000		930,433
Trestles CLO Ltd., Series 2017-1A, Class CR, (3 mo. LIBOR US + 2.90%), 7.26%, 04/25/32(b)(c)		250		212,470
Unique Pub Finance Co. PLC(g)
Series M, 7.40%, 03/28/24	GBP	1,687		1,913,970
Series N, 6.46%, 03/30/32		50		58,205
Voya CLO Ltd., 7.23%, 07/15/34	USD	250		216,701
WaMu Asset-Backed Certificates Trust, Series 2007- HE3, Class 2A3, (1 mo. LIBOR US + 0.24%), 3.83%, 05/25/37(b)		5,867		4,714,310
Whetstone Park CLO Ltd., Classs 1A, (3 mo. LIBOR US + 1.60%), 5.84%, 01/20/35(b)(c)		275		257,943
York CLO 1 Ltd., Series 2014-1A, Class DRR, (3 mo. LIBOR US + 3.01%), 7.33%, 10/22/29(b)(c)		250		229,294

Total Asset-Backed Securities — 11.5% (Cost: $69,548,293)				63,792,797

	Shares

Common Stocks

Aerospace & Defense — 0.4%
Raytheon Technologies Corp.		25,650		2,432,133

Building Products — 0.2%
Carrier Global Corp.		25,650		1,019,844

Machinery — 0.2%
Otis Worldwide Corp.		12,825		905,958

Total Common Stocks — 0.8% (Cost: $2,968,841)				4,357,935

	Par (000)

Corporate Bonds

Aerospace & Defense — 3.3%
Amsted Industries, Inc., 5.63%, 07/01/27(c)	USD	185		171,125

Security	Par (000)		Value

Aerospace & Defense (continued)
Boeing Co.
5.15%, 05/01/30(d)	USD	1,583	$1,462,667
3.63%, 02/01/31		127	105,441
Bombardier, Inc.(c)
7.50%, 03/15/25		50	49,144
7.13%, 06/15/26(d)		907	858,537
7.88%, 04/15/27(d)		781	741,739
6.00%, 02/15/28(d)		683	607,802
7.45%, 05/01/34		286	267,353
Embraer Netherlands Finance BV, 6.95%, 01/17/28(c)		269	253,216
F-Brasile SpA/F-Brasile U.S. LLC, Series XR, 7.38%, 08/15/26(c)		464	366,560
Howmet Aerospace, Inc., 5.13%, 10/01/24		2	1,975
Lockheed Martin Corp., 4.09%, 09/15/52(d)		451	360,584
Northrop Grumman Corp., 3.85%, 04/15/45(d)		530	401,515
Raytheon Technologies Corp., 3.75%, 11/01/46(d)		700	512,406
Rolls-Royce PLC, 5.75%, 10/15/27(c)		1,545	1,398,179
Spirit AeroSystems, Inc.(c)
5.50%, 01/15/25		236	227,740
7.50%, 04/15/25		40	38,862
TransDigm, Inc.
8.00%, 12/15/25(c)		825	839,437
6.25%, 03/15/26(c)(d)		7,356	7,256,032
6.38%, 06/15/26		58	55,970
7.50%, 03/15/27		134	132,041
4.63%, 01/15/29		715	608,844
4.88%, 05/01/29(d)		382	324,797
Triumph Group, Inc., 8.88%, 06/01/24(c)		1,055	1,066,352

			18,108,318

Airlines — 2.0%
Air Canada, 3.88%, 08/15/26(c)		495	437,986
Allegiant Travel Co., 7.25%, 08/15/27(c)		147	138,186
American Airlines Pass-Through Trust,
Series 2013-2, Class A, 4.95%, 07/15/24(d)		403	398,656
American Airlines, Inc., 11.75%, 07/15/25(c)		582	636,488
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(c)
5.50%, 04/20/26		219	208,348
5.75%, 04/20/29		1,343	1,222,175
Avianca Midco 2 PLC, 9.00%, 12/01/28(c)		304	226,617
Azul Investments LLP
5.88%, 10/26/24(g)		200	149,500
7.25%, 06/15/26(c)		230	144,584
Delta Air Lines, Inc./SkyMiles IP Ltd., 4.75%, 10/20/28(c)		12	11,052
Deutsche Lufthansa AG(g)
3.75%, 02/11/28	EUR	100	82,424
3.50%, 07/14/29		100	78,150
Gol Finance SA, 8.00%, 06/30/26(c)	USD	200	116,000
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., 5.75%, 01/20/26(c)		317	291,852
International Consolidated Airlines Group SA, 3.75%, 03/25/29(g)	EUR	100	73,130
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.50%, 06/20/27(c)(d)	USD	900	889,868
United Airlines Pass-Through Trust
Series 2015-1, Class A, 3.70%, 06/01/24(d)		3,570	3,560,683
Series 2020-1, Class A, 5.88%, 04/15/29(d)		713	688,649

10	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2022	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Airlines (continued)
United Airlines Pass-Through Trust (continued)
Series 2020-1, Class B, 4.88%, 07/15/27	USD	46	$42,432
United Airlines, Inc.(c)
4.38%, 04/15/26(d)		747	681,755
4.63%, 04/15/29		824	704,759

			10,783,294

Auto Components — 1.2%
Aptiv PLC, 4.40%, 10/01/46(d)		280	197,166
Clarios Global LP/Clarios U.S. Finance Co.(c)
6.25%, 05/15/26		1,673	1,618,628
8.50%, 05/15/27(d)		3,592	3,520,160
Dealer Tire LLC/DT Issuer LLC, 8.00%, 02/01/28(c)		408	356,836
Dornoch Debt Merger Sub, Inc., 6.63%, 10/15/29(c)		131	89,196
Faurecia SE(g)
2.75%, 02/15/27	EUR	100	84,482
3.75%, 06/15/28		100	83,256
Goodyear Tire & Rubber Co.
5.00%, 07/15/29	USD	132	114,464
5.63%, 04/30/33		137	114,681
IHO Verwaltungs GmbH, (4.63% PIK), 3.88%, 05/15/27(g)(h)	EUR	100	78,532
ZF Finance GmbH(g)
3.00%, 09/21/25		100	90,796
2.00%, 05/06/27		100	79,933

			6,428,130

Automobiles — 2.0%
Allison Transmission, Inc., 5.88%, 06/01/29(c)	USD	160	149,200
Asbury Automotive Group, Inc.
4.50%, 03/01/28		168	145,648
4.75%, 03/01/30		164	134,355
5.00%, 02/15/32(c)		201	162,056
Carvana Co.(c)
5.50%, 04/15/27(d)		32	15,207
4.88%, 09/01/29(d)		185	81,863
10.25%, 05/01/30		42	25,200
Constellation Automotive Financing PLC, 4.88%, 07/15/27(g)	GBP	100	73,395
Ford Motor Co.
0.00%, 03/15/26(i)(j)	USD	526	528,630
3.25%, 02/12/32(d)		797	598,404
6.10%, 08/19/32		232	212,351
Ford Motor Credit Co. LLC
5.13%, 06/16/25		397	383,026
3.38%, 11/13/25		200	181,442
4.39%, 01/08/26(d)		1,250	1,153,361
2.70%, 08/10/26		376	325,796
4.95%, 05/28/27(d)		519	475,124
4.13%, 08/17/27		320	284,176
3.82%, 11/02/27		400	343,581
2.90%, 02/16/28		376	305,230
5.11%, 05/03/29		214	191,316
4.00%, 11/13/30(d)		937	757,827
3.63%, 06/17/31		617	479,825
General Motors Co.
5.40%, 10/15/29		213	197,428
5.60%, 10/15/32		127	115,262
6.25%, 10/02/43(d)		2,194	1,926,229
General Motors Financial Co., Inc., 4.25%, 05/15/23(d)		326	323,930
Group 1 Automotive, Inc., 4.00%, 08/15/28(c)		59	48,521

Security	Par (000)		Value

Automobiles (continued)
Jaguar Land Rover Automotive PLC, 4.50%, 07/15/28(g)	EUR	100	$70,954
Ken Garff Automotive LLC, 4.88%, 09/15/28(c)	USD	156	129,515
LCM Investments Holdings II LLC, 4.88%, 05/01/29(c)		373	314,633
Lithia Motors, Inc., 3.88%, 06/01/29(c)		167	134,552
MajorDrive Holdings IV LLC, 6.38%, 06/01/29(c)		228	160,672
Penske Automotive Group, Inc.
3.50%, 09/01/25		104	96,676
3.75%, 06/15/29		87	71,423
Renault SA, 2.38%, 05/25/26(g)	EUR	100	87,535
Sonic Automotive, Inc., 4.63%, 11/15/29(c)	USD	76	59,502
TML Holdings Pte. Ltd., 4.35%, 06/09/26(g)		200	160,288
Wabash National Corp., 4.50%, 10/15/28(c)		281	236,221

			11,140,354

Banks — 1.4%
Banco Bilbao Vizcaya Argentaria SA, (5 year USD Swap + 3.87%), 6.13%(b)(k)		2,000	1,535,831
Banco BPM SpA, (5 year EUR Swap + 3.17%), 2.88%, 06/29/31(b)(g)	EUR	100	78,094
Bangkok Bank PCL, (5 year CMT + 4.73%), 5.00%	USD	205	180,554
BBK BSC, 5.50%, 07/09/24(g)		289	278,849
Chong Hing Bank Ltd., (5 year CMT + 3.86%), 5.70%(b)(g)(k)		250	225,281
Commerzbank AG, (5 year EUR Swap + 6.36%), 6.13%(b)(g)(k)	EUR	200	173,932
Grupo Aval Ltd., 4.38%, 02/04/30(c)	USD	512	353,376
Intesa Sanpaolo SpA(c)
5.02%, 06/26/24		2,888	2,726,241
5.71%, 01/15/26		200	186,307
NBK Tier 1 Ltd., (6 year USD Swap + 2.88%), 3.63%(b)(c)(k)		556	460,194
Northern Trust Corp., 6.13%, 11/02/32(e)		300	300,245
PNC Financial Services Group, Inc., 6.04%, 10/28/33		245	246,181
Standard Chartered PLC, (5 year USD ICE Swap + 1.97%), 4.87%, 03/15/33(b)(c)		500	423,621
Wells Fargo & Co., Series BB, (5 year CMT + 3.45%), 3.90%(b)(d)(k)		465	394,785

			7,563,491

Beverages — 1.8%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.90%, 02/01/46(d)		2,160	1,852,573
ARD Finance SA, (6.50% Cash or 7.25% PIK), 6.50%, 06/30/27(c)(h)		865	620,316
Ardagh Metal Packaging Finance USA LLC/Ardagh
Metal Packaging Finance PLC(c)
6.00%, 06/15/27		736	706,244
3.25%, 09/01/28		200	163,981
4.00%, 09/01/29(d)		2,668	2,023,918
Ball Corp.
5.25%, 07/01/25		44	43,428
2.88%, 08/15/30		46	35,724
3.13%, 09/15/31(d)		481	368,302
Canpack SA/Canpack U.S. LLC, 3.13%, 11/01/25(c)		211	183,834
Crown Cork & Seal Co., Inc., 7.38%, 12/15/26		45	45,487
Mauser Packaging Solutions Holding Co., 5.50%, 04/15/24(c)		1,030	1,009,400
OI European Group BV, 2.88%, 02/15/25(g)	EUR	100	92,678
Silgan Holdings, Inc., 4.13%, 02/01/28	USD	105	96,075

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) October 31, 2022	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Beverages (continued)
Trivium Packaging Finance BV(c)
5.50%, 08/15/26	USD	1,189	$1,093,523
8.50%, 08/15/27		1,924	1,808,966

			10,144,449

Biotechnology — 0.2%
Amgen, Inc., 2.80%, 08/15/41(d)		250	167,291
Cidron Aida Finco SARL, 5.00%, 04/01/28(g)	EUR	100	77,376
Gilead Sciences, Inc., 4.75%, 03/01/46(d)	USD	700	601,322

			845,989

Building Materials(c) — 0.5%
Camelot Return Merger Sub, Inc., 8.75%, 08/01/28		269	223,942
Jeld-Wen, Inc., 6.25%, 05/15/25		189	176,715
Masonite International Corp.
Class C, 5.38%, 02/01/28		161	147,389
Class C, 3.50%, 02/15/30		273	216,953
New Enterprise Stone & Lime Co., Inc.
5.25%, 07/15/28		103	89,610
9.75%, 07/15/28		48	41,199
Smyrna Ready Mix Concrete LLC, 6.00%, 11/01/28		643	540,120
Standard Industries, Inc.
5.00%, 02/15/27		94	85,070
4.75%, 01/15/28		115	100,769
4.38%, 07/15/30		1,082	874,851
3.38%, 01/15/31		384	287,309
Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 01/15/29		227	207,299

			2,991,226

Building Products — 0.8%
Advanced Drainage Systems, Inc.(c)
5.00%, 09/30/27		259	240,155
6.38%, 06/15/30		636	614,624
Beacon Roofing Supply, Inc., 4.13%, 05/15/29(c)		159	131,569
Foundation Building Materials, Inc., 6.00%, 03/01/29(c)		139	96,029
GYP Holdings III Corp., 4.63%, 05/01/29(c)		300	236,918
LBM Acquisition LLC, 6.25%, 01/15/29(c)		157	109,818
Lowe’s Cos., Inc., 4.65%, 04/15/42(d)		400	327,177
Specialty Building Products Holdings LLC/SBP Finance Corp., 6.38%, 09/30/26(c)		111	89,166
SRS Distribution, Inc.(c)
4.63%, 07/01/28		661	580,384
6.13%, 07/01/29		606	492,777
6.00%, 12/01/29(d)		503	410,121
White Cap Buyer LLC, 6.88%, 10/15/28(c)(d)		1,067	904,283
White Cap Parent LLC, (8.25% PIK), 8.25%, 03/15/26(c)(h)		324	273,780

			4,506,801

Capital Markets — 1.4%
Blackstone Private Credit Fund, 3.25%, 03/15/27		97	80,476
Charles Schwab Corp., Series H, (10 year CMT + 3.08%), 4.00%(b)(d)(k)		1,060	787,315
Compass Group Diversified Holdings LLC, 5.25%, 04/15/29(c)		273	234,780
GLP Capital LP/GLP Financing II, Inc., 3.25%, 01/15/32		355	264,620
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 6.25%, 05/15/26		534	512,907

Security	Par (000)		Value

Capital Markets (continued)
Icahn Enterprises LP/Icahn Enterprises Finance Corp. (continued)
5.25%, 05/15/27	USD	842	$775,810
4.38%, 02/01/29		378	315,581
Intercorp Peru Ltd., 3.88%, 08/15/29(c)		270	213,469
Kane Bidco Ltd., 6.50%, 02/15/27(g)	GBP	100	91,687
NFP Corp.(c)
4.88%, 08/15/28(d)	USD	1,027	886,003
6.88%, 08/15/28(d)		2,267	1,926,236
7.50%, 10/01/30		136	129,508
Owl Rock Capital Corp.
3.75%, 07/22/25		238	217,443
4.25%, 01/15/26		22	19,896
3.40%, 07/15/26		83	70,727
OWL Rock Core Income Corp.
3.13%, 09/23/26		56	46,801
7.75%, 09/16/27(c)(d)		395	385,047
Raymond James Financial, Inc., 4.95%, 07/15/46(d)		400	338,661
SURAAsset Management SA, 4.88%, 04/17/24(g)		376	363,028

			7,659,995

Chemicals — 2.1%
Alpek SAB de CV, 3.25%, 02/25/31(c)		285	217,277
Ashland LLC, 3.38%, 09/01/31(c)		373	291,828
Avient Corp., 7.13%, 08/01/30(c)		214	204,642
Axalta Coating Systems LLC, 3.38%, 02/15/29(c)		745	612,297
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV, 4.75%, 06/15/27(c)		600	546,734
Braskem Idesa SAPI, 6.99%, 02/20/32(c)		305	202,102
Celanese U.S. Holdings LLC, 6.17%, 07/15/27(d)		355	334,939
Chemours Co., 4.00%, 05/15/26	EUR	100	85,697
Diamond BC BV, 4.63%, 10/01/29(c)	USD	712	523,042
Element Solutions, Inc., 3.88%, 09/01/28(c)(d)		1,917	1,629,450
Equate Petrochemical BV, 2.63%, 04/28/28(c)		200	165,230
HB Fuller Co., 4.25%, 10/15/28		141	121,965
Herens Holdco SARL, 4.75%, 05/15/28(c)		671	549,709
Herens Midco SARL, 5.25%, 05/15/29(g)	EUR	100	63,841
Illuminate Buyer LLC/Illuminate Holdings IV, Inc., 9.00%, 07/01/28(c)	USD	443	374,136
Ingevity Corp., 3.88%, 11/01/28(c)		105	88,632
Kobe U.S. Midco 2, Inc., (9.25% Cash or 10.00% PIK), 9.25%, 11/01/26(c)(h)		332	255,640
LSF11 A5 HoldCo LLC, 6.63%, 10/15/29(c)		144	113,508
Minerals Technologies, Inc., 5.00%, 07/01/28(c)		218	189,387
Monitchem HoldCo 3 SA, 5.25%, 03/15/25(g)	EUR	100	90,133
NOVA Chemicals Corp., 4.88%, 06/01/24(c)	USD	80	77,800
Sasol Financing USA LLC
6.50%, 09/27/28		290	255,798
5.50%, 03/18/31		320	239,060
SCIL IV LLC/SCIL USA Holdings LLC, 5.38%, 11/01/26(c)(d)		305	242,454
Scotts Miracle-Gro Co.
4.00%, 04/01/31		220	168,542
4.38%, 02/01/32		34	25,732
Sherwin-Williams Co., 4.50%, 06/01/47(d)		310	245,141
SK Invictus Intermediate II Sarl, 5.00%, 10/30/29(c)		703	574,963
WESCO Distribution, Inc.(c)
7.13%, 06/15/25		830	838,051
7.25%, 06/15/28(d)		573	581,285
WR Grace Holdings LLC(c)
5.63%, 10/01/24(d)		300	294,060

12	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2022	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Chemicals (continued)
WR Grace Holdings LLC(c) (continued)
4.88%, 06/15/27	USD	62	$54,250
5.63%, 08/15/29(d)		1,508	1,165,654

			11,422,979

Commercial Services & Supplies — 0.8%
ADT Security Corp.
4.13%, 06/15/23		16	15,843
4.13%, 08/01/29(c)		35	30,013
4.88%, 07/15/32(c)		57	48,497
Albion Financing 1 SARL/Aggreko Holdings, Inc., 6.13%, 10/15/26(c)		222	189,541
APX Group, Inc., 5.75%, 07/15/29(c)		342	269,274
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.38%, 03/01/29(c)(d)		45	38,982
Fortress Transportation & Infrastructure Investors LLC(c)
6.50%, 10/01/25		74	71,013
5.50%, 05/01/28(d)		396	331,110
Herc Holdings, Inc., 5.50%, 07/15/27(c)		428	404,995
Hertz Corp.(c)
4.63%, 12/01/26		161	137,253
5.00%, 12/01/29(d)		130	102,980
Loxam SAS, 4.50%, 02/15/27(g)	EUR	101	88,548
Metis Merger Sub LLC, 6.50%, 05/15/29(c)	USD	158	126,798
NESCO Holdings II, Inc., 5.50%, 04/15/29(c)		305	267,354
Prime Security Services Borrower LLC/Prime Finance, Inc.(c)
5.25%, 04/15/24		178	177,156
5.75%, 04/15/26		626	609,317
6.25%, 01/15/28(d)		201	184,716
Ritchie Bros Auctioneers, Inc., 5.38%, 01/15/25(c)(d)		157	154,645
Sotheby’s/Bidfair Holdings, Inc., 5.88%, 06/01/29(c)		690	576,678
United Rentals North America, Inc.
5.50%, 05/15/27		173	168,795
5.25%, 01/15/30		170	157,675
Verisure Holding AB, 3.25%, 02/15/27(g)	EUR	100	83,937
Williams Scotsman International, Inc., 4.63%, 08/15/28(c)	USD	316	285,395

			4,520,515

Communications Equipment — 0.5%
Ciena Corp., 4.00%, 01/31/30(c)		133	112,385
CommScope Technologies LLC, 6.00%, 06/15/25(c)(d)		655	610,788
CommScope, Inc.(c)
6.00%, 03/01/26		47	45,334
8.25%, 03/01/27		222	197,092
7.13%, 07/01/28(d)		188	159,222
4.75%, 09/01/29		604	510,884
Nokia OYJ, 4.38%, 06/12/27(d)		177	162,775
Viasat, Inc.(c)
5.63%, 09/15/25		410	378,143
5.63%, 04/15/27		87	80,438
6.50%, 07/15/28		360	300,825
Viavi Solutions, Inc., 3.75%, 10/01/29(c)		454	379,040

			2,936,926

Construction Materials(c) — 0.2%
American Builders & Contractors Supply Co., Inc.
4.00%, 01/15/28(d)		340	300,013
3.88%, 11/15/29		76	62,426

Security	Par (000)		Value

Construction Materials (continued)
BCPE Empire Holdings, Inc., 7.63%, 05/01/27	USD	166	$151,632
H&E Equipment Services, Inc., 3.88%, 12/15/28		76	64,218
IAA, Inc., 5.50%, 06/15/27		443	414,558
Resideo Funding, Inc., 4.00%, 09/01/29		77	63,140
Winnebago Industries, Inc., 6.25%, 07/15/28		98	91,194

			1,147,181

Consumer Discretionary — 1.2%
APi Group DE, Inc.(c)
4.13%, 07/15/29		168	134,734
4.75%, 10/15/29		128	107,915
Carnival Corp.
10.13%, 02/01/26(g)	EUR	100	96,601
10.50%, 02/01/26(c)	USD	614	601,695
7.63%, 03/01/26(c)		91	68,427
5.75%, 03/01/27(c)(d)		1,110	769,213
9.88%, 08/01/27(c)		335	312,388
4.00%, 08/01/28(c)		652	525,300
6.00%, 05/01/29(c)		325	215,562
CoreLogic, Inc., 4.50%, 05/01/28(c)		657	441,959
Legends Hospitality Holding Co. LLC/Legends Hospitality Co.-Issuer, Inc., 5.00%, 02/01/26(c)		114	99,750
Life Time, Inc.(c)
5.75%, 01/15/26		329	305,970
8.00%, 04/15/26		276	240,632
Lindblad Expeditions LLC, 6.75%, 02/15/27(c)		389	346,053
NCL Corp. Ltd.(c)
5.88%, 03/15/26		324	265,275
7.75%, 02/15/29		86	68,510
NCL Finance Ltd., 6.13%, 03/15/28(c)		333	258,908
Royal Caribbean Cruises Ltd.(c)
11.50%, 06/01/25		154	165,853
4.25%, 07/01/26		92	73,145
5.50%, 08/31/26		116	94,842
5.38%, 07/15/27		173	134,476
11.63%, 08/15/27		229	219,597
5.50%, 04/01/28		92	70,840
8.25%, 01/15/29		251	250,178
9.25%, 01/15/29		427	433,405
Viking Ocean Cruises Ship VII Ltd., 5.63%, 02/15/29(c)		224	174,615

			6,475,843

Consumer Finance — 1.7%
American Express Co., (5 year CMT + 2.85%), 3.55%(b)(d)(k)		940	724,975
Block, Inc., 3.50%, 06/01/31(d)		2,304	1,854,720
Global Payments, Inc.
4.95%, 08/15/27(d)		130	123,522
3.20%, 08/15/29		139	115,536
5.40%, 08/15/32		178	164,300
HealthEquity, Inc., 4.50%, 10/01/29(c)		865	755,794
Iron Mountain U.K. PLC, 3.88%, 11/15/25(g)	GBP	100	102,604
MPH Acquisition Holdings LLC, 5.50%, 09/01/28(c)	USD	280	241,710
Navient Corp.
7.25%, 09/25/23(d)		91	91,268
6.13%, 03/25/24		105	103,054
5.88%, 10/25/24		76	73,497
5.50%, 03/15/29		268	212,626
OneMain Finance Corp.
6.88%, 03/15/25		263	255,110
7.13%, 03/15/26		389	374,607

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) October 31, 2022	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Consumer Finance (continued)
OneMain Finance Corp. (continued)
3.50%, 01/15/27	USD	389	$318,830
6.63%, 01/15/28		285	258,903
5.38%, 11/15/29		131	107,420
4.00%, 09/15/30		141	106,455
Sabre Global, Inc.(c)
9.25%, 04/15/25		229	221,762
7.38%, 09/01/25		336	315,397
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc., 4.63%, 11/01/26(c)		666	613,939
Shift4 Payments, Inc., 0.00%, 12/15/25(i)(j)		219	197,511
SLM Corp., 3.13%, 11/02/26		221	193,832
Verscend Escrow Corp., 9.75%, 08/15/26(c)(d)		2,007	2,013,101

			9,540,473

Containers & Packaging — 0.5%
Clydesdale Acquisition Holdings, Inc.(c)
6.63%, 04/15/29		718	681,669
8.75%, 04/15/30		483	424,436
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/26		513	473,910
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/26		258	246,934
Graphic Packaging International LLC
4.75%, 07/15/27(c)		104	95,728
3.50%, 03/15/28(c)		22	19,022
2.63%, 02/01/29(g)	EUR	195	156,228
3.50%, 03/01/29(c)	USD	78	65,879
Klabin Austria GmbH, 3.20%, 01/12/31(c)		315	235,463
LABL, Inc., 5.88%, 11/01/28(c)		332	288,395
Sealed Air Corp.(c)
5.13%, 12/01/24		54	53,190
4.00%, 12/01/27		92	81,943

			2,822,797

Diversified Consumer Services — 1.8%
Allied Universal Holdco LLC/Allied Universal Finance Corp.(c)
6.63%, 07/15/26		2,652	2,532,766
9.75%, 07/15/27(d)		812	705,961
6.00%, 06/01/29(d)		1,655	1,149,063
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL, 4.63%, 06/01/28(c)		1,610	1,333,420
Clarivate Science Holdings Corp.(c)
3.88%, 07/01/28		1,281	1,098,559
4.88%, 07/01/29(d)		589	491,079
Garda World Security Corp., 4.63%, 02/15/27(c)		183	162,524
Graham Holdings Co., 5.75%, 06/01/26(c)		135	131,625
Rekeep SpA, 7.25%, 02/01/26(g)	EUR	100	86,595
Service Corp. International
5.13%, 06/01/29	USD	107	99,666
3.38%, 08/15/30		341	275,263
4.00%, 05/15/31(d)		454	376,791
Sotheby’s, 7.38%, 10/15/27(c)		1,297	1,254,848

			9,698,160

Diversified Financial Services — 1.8%
Acuris Finance U.S., Inc./Acuris Finance SARL, 5.00%, 05/01/28(c)		514	416,340
American Express Co., 5.85%, 11/05/27(e)		155	154,888
ASG Finance Designated Activity Co., 7.88%, 12/03/24(c)		262	248,900

Security	Par (000)		Value

Diversified Financial Services (continued)
Barclays PLC, 5.20%, 05/12/26	USD	200	$182,966
Blackstone Holdings Finance Co. LLC, 5.90%, 11/03/27		375	374,231
BNP Paribas SA, (5 year CMT + 3.34%), 4.63%(b)(c)(k)		1,750	1,209,688
Central Garden & Pet Co.
4.13%, 10/15/30		244	201,683
4.13%, 04/30/31(c)		224	185,920
Citigroup, Inc.(b)(k)
(5 year CMT + 3.42%), 3.88%(d)		2,000	1,642,000
Series W, (5 year CMT + 3.60%), 4.00%		200	168,700
Series Y, (5 year CMT + 3.00%), 4.15%		630	492,090
Deutsche Bank AG, (5 year EURIBOR ICE Swap Rate + 3.30%), 4.00%, 06/24/32(b)(g)	EUR	100	86,502
Garfunkelux Holdco 3 SA, 7.75%, 11/01/25(g)	GBP	100	81,609
Global Aircraft Leasing Co. Ltd., (6.50% Cash or 7.25% PIK), 7.25%, 09/15/24(c)(h)	USD	285	227,888
Goldman Sachs Group, Inc., Series R, (5 year CMT + 3.22%), 4.95%(b)(k)		900	811,422
HSBC Holdings PLC
4.38%, 11/23/26(d)		370	335,978
(5 year CMT + 3.25%), 4.70%(b)(d)(k)		465	323,496
(5 year CMT + 3.65%), 4.60%(b)(k)		200	131,940
7.39%, 11/03/28(b)		350	350,298
Intrum AB, 3.00%, 09/15/27(g)	EUR	100	74,860
ION Trading Technologies SARL, 5.75%, 05/15/28(c) .	USD	246	197,927
Jefferies Finance LLC/JFIN Co.-Issuer Corp., 5.00%, 08/15/28(c)		415	325,787
JPMorgan Chase & Co., (1 day SOFR + 2.58%), 5.72%, 09/14/33(b)(d)		254	236,781
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.(c)
4.25%, 02/01/27		220	184,769
4.75%, 06/15/29		85	67,657
Lloyds Banking Group PLC, (5 year CMT + 4.82%), 6.75%(b)(k)		515	468,998
Operadora de Servicios Mega SA de CV Sofom ER, 8.25%, 02/11/25(c)		501	210,044
Spectrum Brands, Inc.(c)
5.00%, 10/01/29		106	86,920
5.50%, 07/15/30		198	158,948
UBS Group AG, (5 year CMT + 3.31%), 4.38%(b)(c)(k)		210	145,877

			9,785,107

Diversified Telecommunication Services — 2.9%
AT&T, Inc.(d)
4.65%, 06/01/44		111	88,529
4.75%, 05/15/46		2,545	2,075,607
Consolidated Communications, Inc., 6.50%, 10/01/28(c)		861	704,126
Level 3 Financing, Inc.(c)
3.40%, 03/01/27		488	420,100
4.63%, 09/15/27		233	202,188
4.25%, 07/01/28(d)		941	776,325
3.63%, 01/15/29		198	150,975
3.75%, 07/15/29		487	369,993
Lumen Technologies, Inc.
4.00%, 02/15/27(c)		1,249	1,061,900
4.50%, 01/15/29(c)		833	587,225
Series U, 7.65%, 03/15/42		149	98,709

14	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2022	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Diversified Telecommunication Services (continued)
Oi SA, (10.00% Cash or 8.00% Cash + 4.00% PIK), 10.00%, 07/27/25(h)	USD	383	$98,455
SoftBank Group Corp., 4.50%, 04/20/25(g)	EUR	100	92,359
Sprint Capital Corp.(d)
6.88%, 11/15/28	USD	1,778	1,834,860
8.75%, 03/15/32		1,090	1,279,268
Switch Ltd.(c)
3.75%, 09/15/28		399	402,990
4.13%, 06/15/29		788	788,394
Telecom Italia Capital SA
6.38%, 11/15/33		191	146,764
6.00%, 09/30/34(d)		569	415,216
7.20%, 07/18/36		137	106,690
7.72%, 06/04/38		71	56,445
Telecom Italia SpA
5.30%, 05/30/24(c)(d)		202	190,036
2.75%, 04/15/25(g)	EUR	100	90,229
1.63%, 01/18/29(g)		100	71,161
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 4.75%, 04/15/28(c)	USD	116	94,824
Verizon Communications, Inc.
4.50%, 08/10/33		500	445,465
3.70%, 03/22/61(d)		1,250	817,607
Zayo Group Holdings, Inc.(c)(d)
4.00%, 03/01/27		1,305	1,008,112
6.13%, 03/01/28		2,371	1,576,715

			16,051,267

Education — 0.0%
Grand Canyon University, 5.13%, 10/01/28		249	222,544

Electric Utilities — 0.9%
Comision Federal de Electricidad, 4.88%, 01/15/24		323	317,347
Duke Energy Corp., 4.80%, 12/15/45(d)		1,500	1,211,904
Empresas Publicas de Medellin ESP, 4.25%, 07/18/29(c)		309	220,414
Enel Finance International NV, 3.63%, 05/25/27(c)(d)		1,250	1,086,996
FirstEnergy Corp.
2.65%, 03/01/30		110	88,926
Series B, 2.25%, 09/01/30		27	20,782
Series C, 3.40%, 03/01/50		777	482,711
FirstEnergy Transmission LLC(c)
5.45%, 07/15/44(d)		573	496,027
4.55%, 04/01/49		206	155,688
NextEra Energy Operating Partners LP(c)
4.25%, 07/15/24		205	198,752
4.25%, 09/15/24		11	10,352
Virginia Electric and Power Co., Series A, 6.00%, 05/15/37(d)		750	742,141

			5,032,040

Electrical Equipment(c) — 0.1%
Gates Global LLC/Gates Corp., 6.25%, 01/15/26		572	549,120
GrafTech Finance, Inc., 4.63%, 12/15/28		176	142,560

			691,680

Electronic Equipment, Instruments & Components — 0.6%
BWX Technologies, Inc.(c)
4.13%, 06/30/28		22	19,250
4.13%, 04/15/29		265	229,119
CDW LLC/CDW Finance Corp.
3.28%, 12/01/28		72	58,479
3.25%, 02/15/29		202	165,137

Security	Par (000)		Value

Electronic Equipment, Instruments & Components (continued)
Corning, Inc., 4.38%, 11/15/57(d)	USD	1,915	$1,364,328
Imola Merger Corp., 4.75%, 05/15/29(c)		683	588,882
Vertiv Group Corp., 4.13%, 11/15/28(c)		776	675,027

			3,100,222

Energy Equipment & Services — 0.5%
Archrock Partners LP/Archrock Partners Finance Corp.(c)
6.88%, 04/01/27		209	199,073
6.25%, 04/01/28(d)		1,088	1,011,731
USA Compression Partners LP/USA Compression Finance Corp.
6.88%, 04/01/26		318	305,239
6.88%, 09/01/27		657	627,435
Vallourec SA, 8.50%, 06/30/26(g)	EUR	32	30,196
Weatherford International Ltd.(c)
11.00%, 12/01/24	USD	11	11,306
6.50%, 09/15/28		280	267,400
8.63%, 04/30/30		342	322,335

			2,774,715

Environmental, Maintenance & Security Service — 0.7%
Clean Harbors, Inc.(c)(d)
4.88%, 07/15/27		297	279,489
5.13%, 07/15/29		149	138,147
Covanta Holding Corp.
4.88%, 12/01/29(c)		181	154,112
5.00%, 09/01/30		91	75,787
GFL Environmental, Inc.(c)
3.75%, 08/01/25		176	166,320
5.13%, 12/15/26		496	472,133
4.00%, 08/01/28		567	490,682
3.50%, 09/01/28		259	219,585
4.75%, 06/15/29		483	420,972
4.38%, 08/15/29		403	341,329
Stericycle, Inc., 3.88%, 01/15/29(c)		210	182,404
Tervita Corp., 11.00%, 12/01/25(c)		147	159,481
Waste Pro USA, Inc., 5.50%, 02/15/26(c)		939	868,960

			3,969,401

Equity Real Estate Investment Trusts (REITs) — 1.1%
American Tower Corp.
2.70%, 04/15/31		116	90,462
4.05%, 03/15/32(d)		448	383,084
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC, 4.50%, 04/01/27(c)		227	193,141
CTR Partnership LP/CareTrust Capital Corp., 3.88%, 06/30/28(c)		61	51,450
Equinix, Inc.
3.20%, 11/18/29		278	232,848
3.90%, 04/15/32(d)		209	175,864
Global Net Lease, Inc./Global Net Lease Operating Partnership LP, 3.75%, 12/15/27(c)		183	147,882
Iron Mountain, Inc.(c)
5.00%, 07/15/28		40	35,784
5.25%, 07/15/30		183	157,895
5.63%, 07/15/32		566	485,271
LMIRT Capital Pte. Ltd., 7.25%, 06/19/24(g)		232	139,200
MPT Operating Partnership LP/MPT Finance Corp.
5.00%, 10/15/27		68	58,193
4.63%, 08/01/29(d)		577	457,117

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) October 31, 2022	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Equity Real Estate Investment Trusts (REITs) (continued)
MPT Operating Partnership LP/MPT Finance Corp. (continued)
3.50%, 03/15/31(d)	USD	1,787	$1,227,959
RHP Hotel Properties LP/RHP Finance Corp.
4.75%, 10/15/27		1,032	952,577
4.50%, 02/15/29(c)		227	199,192
RLJ Lodging Trust LP(c)
3.75%, 07/01/26		173	157,981
4.00%, 09/15/29		124	103,900
Trust Fibra Uno, 5.25%, 01/30/26(c)		235	210,619
VICI Properties LP
4.75%, 02/15/28		56	51,032
4.95%, 02/15/30		254	229,566
VICI Properties LP/VICI Note Co., Inc., 3.88%, 02/15/29(c)		64	53,890

			5,794,907

Food & Staples Retailing — 1.4%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(c)
3.25%, 03/15/26		756	678,450
7.50%, 03/15/26		127	130,175
4.63%, 01/15/27		972	900,762
5.88%, 02/15/28		377	352,495
4.88%, 02/15/30(d)		281	249,387
Bellis Acquisition Co. PLC, 3.25%, 02/16/26(g)	GBP	100	93,168
BRF GmbH, 4.35%, 09/29/26(g)	USD	200	178,250
Darling Ingredients, Inc., 6.00%, 06/15/30(c)		557	536,112
Kraft Heinz Foods Co.(d)
6.50%, 02/09/40		205	206,904
4.88%, 10/01/49		513	427,389
5.50%, 06/01/50		913	836,205
Lamb Weston Holdings, Inc.(c)
4.88%, 05/15/28		373	346,729
4.13%, 01/31/30		368	321,253
4.38%, 01/31/32(d)		951	816,671
Ocado Group PLC, 3.88%, 10/08/26(g)	GBP	100	83,551
Performance Food Group, Inc., 4.25%, 08/01/29(c)	USD	502	425,284
Post Holdings, Inc.(c)
5.75%, 03/01/27		42	40,600
5.50%, 12/15/29		190	170,985
4.63%, 04/15/30		397	334,995
4.50%, 09/15/31		14	11,581
Premier Foods Finance PLC, 3.50%, 10/15/26(g)	GBP	100	93,464
U.S. Foods, Inc.(c)
4.75%, 02/15/29	USD	427	378,429
4.63%, 06/01/30		51	44,244
United Natural Foods, Inc., 6.75%, 10/15/28(c)		44	42,498

			7,699,581

Food Products(c) — 0.7%
Aramark Services, Inc.
5.00%, 04/01/25		242	233,940
6.38%, 05/01/25		105	103,872
5.00%, 02/01/28(d)		704	641,418
Chobani LLC/Chobani Finance Corp., Inc.
7.50%, 04/15/25(d)		1,075	1,015,764
4.63%, 11/15/28		846	734,817
Grupo Bimbo SAB de CV, (5 year CMT + 3.28%), 5.95%(b)(k)		287	280,058

Security	Par (000)		Value

Food Products (continued)
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 3.75%, 12/01/31	USD	357	$280,015
Pilgrim’s Pride Corp., 3.50%, 03/01/32		224	171,524
Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed, 4.63%, 03/01/29		364	303,734

			3,765,142

Gas Utilities — 0.0%
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.00%, 06/01/31(c)		117	98,354

Health Care Equipment & Supplies(c) — 0.3%
Avantor Funding, Inc.
4.63%, 07/15/28(d)		1,385	1,251,639
3.88%, 11/01/29		219	184,793
Embecta Corp., 6.75%, 02/15/30		195	178,425
Garden Spinco Corp., 8.63%, 07/20/30		254	261,253
Hologic, Inc., 3.25%, 02/15/29		59	50,138

			1,926,248

Health Care Providers & Services — 2.5%
Acadia Healthcare Co., Inc., 5.00%, 04/15/29(c)		111	100,172
AdaptHealth LLC(c)
6.13%, 08/01/28		97	89,718
5.13%, 03/01/30		34	29,495
AHP Health Partners, Inc., 5.75%, 07/15/29(c)		415	317,475
Cano Health LLC, 6.25%, 10/01/28(c)		159	127,689
Centene Corp.
2.45%, 07/15/28(d)		609	500,902
3.00%, 10/15/30(d)		770	619,850
2.50%, 03/01/31(d)		1,268	973,190
2.63%, 08/01/31		344	263,239
CHS/Community Health Systems, Inc.(c)
5.63%, 03/15/27		132	105,187
6.00%, 01/15/29		511	379,336
5.25%, 05/15/30		107	74,097
Elevance Health, Inc., 2.75%, 10/15/42(i)		48	374,016
Encompass Health Corp.
4.50%, 02/01/28		20	17,898
4.75%, 02/01/30		650	554,125
4.63%, 04/01/31		270	222,750
Legacy LifePoint Health LLC, 4.38%, 02/15/27(c)		124	97,771
LifePoint Health, Inc., 5.38%, 01/15/29(c)(d)		410	261,933
Medline Borrower LP(c)
3.88%, 04/01/29		623	508,991
5.25%, 10/01/29(d)		1,453	1,131,524
ModivCare, Inc., 5.88%, 11/15/25(c)		78	74,094
Molina Healthcare, Inc.(c)
4.38%, 06/15/28(d)		152	136,323
3.88%, 11/15/30		321	272,785
3.88%, 05/15/32(d)		341	284,394
Northwell Healthcare, Inc., 4.26%, 11/01/47(d)		686	506,159
Prime Healthcare Services, Inc., 7.25%, 11/01/25(c)		315	274,541
Surgery Center Holdings, Inc.(c)
6.75%, 07/01/25(d)		782	735,161
10.00%, 04/15/27		778	754,890
Teleflex, Inc.
4.63%, 11/15/27		100	94,235
4.25%, 06/01/28(c)		278	251,534
Tenet Healthcare Corp.
4.63%, 07/15/24		104	101,400

16	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2022	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Health Care Providers & Services (continued)
Tenet Healthcare Corp. (continued)
4.63%, 09/01/24(c)	USD	433	$417,988
4.88%, 01/01/26(c)(d)		1,629	1,539,405
6.25%, 02/01/27(c)		231	220,448
5.13%, 11/01/27(c)		910	838,337
6.13%, 10/01/28(c)		235	203,392
4.25%, 06/01/29(c)		61	51,393
6.13%, 06/15/30(c)		452	417,259

			13,923,096

Health Care Services — 0.1%
UnitedHealth Group, Inc., 4.38%, 03/15/42(d)		750	631,520

Health Care Technology — 0.8%
AthenaHealth Group, Inc., 6.50%, 02/15/30(c)		1,361	1,061,580
Catalent Pharma Solutions, Inc.(c)
5.00%, 07/15/27		341	320,598
3.13%, 02/15/29		201	164,478
3.50%, 04/01/30		479	386,793
Charles River Laboratories International, Inc.(c)
3.75%, 03/15/29		44	38,060
4.00%, 03/15/31		85	71,504
Chrome Bidco SASU, 3.50%, 05/31/28(g)	EUR	100	79,812
IQVIA, Inc.(c)
5.00%, 10/15/26	USD	548	522,397
5.00%, 05/15/27		517	492,639
Syneos Health, Inc., 3.63%, 01/15/29(c)		1,359	1,125,505

			4,263,366

Hotels, Restaurants & Leisure — 2.8%
1011778 BC ULC/New Red Finance, Inc.(c)
3.88%, 01/15/28(d)		557	489,561
4.38%, 01/15/28		157	137,709
4.00%, 10/15/30		207	168,964
Boyd Gaming Corp., 4.75%, 06/15/31(c)(d)		495	418,146
Boyne USA, Inc., 4.75%, 05/15/29(c)		440	385,000
Caesars Entertainment, Inc.(c)
6.25%, 07/01/25(d)		1,916	1,869,503
8.13%, 07/01/27(d)		2,072	2,015,020
4.63%, 10/15/29		803	642,400
Caesars Resort Collection LLC/CRC Finco, Inc.,
5.75%, 07/01/25(c)		20	19,536
CDI Escrow Issuer, Inc., 5.75%, 04/01/30(c)		1,277	1,152,505
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op, 5.50%, 05/01/25(c)		559	554,802
Champion Path Holdings Ltd., 4.50%, 01/27/26(g)		250	162,500
Churchill Downs, Inc.(c)
5.50%, 04/01/27		658	628,903
4.75%, 01/15/28		434	383,534
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.(c)
4.63%, 01/15/29		56	48,703
6.75%, 01/15/30		82	64,370
Fortune Star BVI Ltd., 6.75%, 07/02/23(g)		200	141,800
Hilton Domestic Operating Co., Inc.
3.75%, 05/01/29(c)		186	158,454
4.88%, 01/15/30(d)		988	885,495
4.00%, 05/01/31(c)		423	353,606
3.63%, 02/15/32(c)		20	15,925
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.88%, 04/01/27		246	233,700

Security	Par (000)		Value

Hotels, Restaurants & Leisure (continued)
Lottomatica SpA/Roma, 6.25%, 07/15/25(g)	EUR	100	$93,510
Melco Resorts Finance Ltd., 5.25%, 04/26/26(g)	USD	250	160,000
Merlin Entertainments Ltd., 5.75%, 06/15/26(c)		400	371,958
MGM China Holdings Ltd., 5.88%, 05/15/26(g)		250	189,905
MGM Resorts International
6.00%, 03/15/23		494	493,794
5.75%, 06/15/25		35	33,950
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp., 4.88%, 05/01/29(c)		301	254,537
Motion Bondco DAC, 6.63%, 11/15/27(c)		200	167,316
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.(c)
5.63%, 09/01/29		148	109,520
5.88%, 09/01/31		148	104,876
Raptor Acquisition Corp./Raptor Co.-Issuer LLC, 4.88%, 11/01/26(c)		225	198,563
Scientific Games International, Inc.(c)
7.00%, 05/15/28		190	183,869
7.25%, 11/15/29		213	205,907
Station Casinos LLC, 4.63%, 12/01/31(c)		354	281,262
Stonegate Pub Co. Financing PLC, 8.25%, 07/31/25(g)	GBP	100	103,499
Wyndham Hotels & Resorts, Inc., 4.38%, 08/15/28(c)	USD	204	179,585
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 05/15/27(c)(d)		268	233,106
Wynn Macau Ltd., 5.50%, 01/15/26(g)		200	137,000
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, 10/01/29(c)		808	642,736
Yum! Brands, Inc.
3.88%, 11/01/23		110	108,075
4.75%, 01/15/30(c)		111	99,206
3.63%, 03/15/31		123	98,708
5.38%, 04/01/32		49	43,829
5.35%, 11/01/43		85	67,575

			15,492,422

Household Durables — 0.5%
Ashton Woods USA LLC/Ashton Woods Finance Co.(c)
4.63%, 08/01/29		128	96,160
4.63%, 04/01/30		185	137,291
Brookfield Residential Properties, Inc./Brookfield Residential U.S. LLC(c)
5.00%, 06/15/29		266	200,359
4.88%, 02/15/30		539	414,455
CD&R Smokey Buyer, Inc., 6.75%, 07/15/25(c)		27	25,667
K Hovnanian Enterprises, Inc., 7.75%, 02/15/26(c)		284	275,480
Mattamy Group Corp., 4.63%, 03/01/30(c)		257	200,395
Meritage Homes Corp., 5.13%, 06/06/27		57	51,038
NCR Corp.(c)
5.75%, 09/01/27		259	249,935
5.00%, 10/01/28		143	120,163
5.13%, 04/15/29		197	165,335
6.13%, 09/01/29		93	88,637
SWF Escrow Issuer Corp., 6.50%, 10/01/29(c)		422	242,650
Taylor Morrison Communities, Inc.(c)
5.88%, 06/15/27		287	269,134
5.13%, 08/01/30		75	62,227

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) October 31, 2022	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Household Durables (continued)
Tempur Sealy International, Inc.(c)
4.00%, 04/15/29	USD	261	$209,887
3.88%, 10/15/31		193	144,916

			2,953,729
Independent Power and Renewable Electricity Producers — 0.8%
Azure Power Solar Energy Pvt Ltd., 5.65%, 12/24/24(g)		200	162,000
Calpine Corp.(c)
5.25%, 06/01/26		195	185,031
5.13%, 03/15/28(d)		1,281	1,135,753
4.63%, 02/01/29		145	121,833
5.00%, 02/01/31		58	49,006
Clearway Energy Operating LLC(c)
4.75%, 03/15/28		116	107,149
3.75%, 01/15/32		335	265,404
Continuum Energy Levanter Pte. Ltd., 4.50%, 02/09/27(c)		193	152,865
Greenko Mauritius Ltd., 6.25%, 02/21/23(g)		200	196,000
India Cleantech Energy, 4.70%, 08/10/26(c)		237	182,297
NRG Energy, Inc.
6.63%, 01/15/27		958	958,431
5.25%, 06/15/29(c)		347	314,902
3.63%, 02/15/31(c)		365	290,456
3.88%, 02/15/32(c)		25	19,711
SCC Power PLC(c)(h)
(4% PIK), 4.00%, 05/17/32		356	21,764
(8.00% Cash or 4.00% Cash + 4.00% PIK), 8.00%, 12/31/28		657	243,840
TerraForm Power Operating LLC, 4.75%, 01/15/30(c)		179	160,876

			4,567,318

Insurance — 2.1%
Acrisure LLC/Acrisure Finance, Inc., 6.00%, 08/01/29(c)		295	244,562
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer(c)
4.25%, 10/15/27		2,228	2,005,467
6.75%, 10/15/27(d)		2,012	1,835,950
5.88%, 11/01/29(d)		1,984	1,671,578
Allstate Corp., Series B, (3 mo. LIBOR US + 2.94%), 5.75%, 08/15/53(b)(d)		2,000	1,835,600
AmWINS Group, Inc., 4.88%, 06/30/29(c)		366	312,872
Berkshire Hathaway Finance Corp., 4.40%, 05/15/42(d)		250	213,718
GTCR AP Finance, Inc., 8.00%, 05/15/27(c)		351	334,392
HUB International Ltd.(c)
7.00%, 05/01/26		1,392	1,374,600
5.63%, 12/01/29		67	57,452
Liberty Mutual Group, Inc., (5 year EUR Swap + 3.70%), 3.63%, 05/23/59(b)(g)	EUR	100	83,760
Ryan Specialty Group LLC, 4.38%, 02/01/30(c)	USD	173	147,915
Teachers Insurance & Annuity Association of America, 4.27%, 05/15/47(c)(d)		700	545,561
Voya Financial, Inc., (3 mo. LIBOR US + 3.58%), 5.65%, 05/15/53(b)(d)		1,090	1,051,850

			11,715,277

Interactive Media & Services — 0.4%
Arches Buyer, Inc., 4.25%, 06/01/28(c)		143	117,312
Cablevision Lightpath LLC(c)
3.88%, 09/15/27		418	355,398

Security	Par (000)		Value

Interactive Media & Services (continued)
Cablevision Lightpath LLC(c) (continued)
5.63%, 09/15/28	USD	401	$318,811
Netflix, Inc., 3.63%, 06/15/30(g)	EUR	100	89,553
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.(c)
4.75%, 04/30/27	USD	387	347,889
6.00%, 02/15/28(d)		277	217,318
Twitter, Inc.(c)
3.88%, 12/15/27		377	380,299
5.00%, 03/01/30		182	182,998
United Group BV, 4.88%, 07/01/24(g)	EUR	100	94,127

			2,103,705

Internet Software & Services — 1.3%
Airbnb, Inc., 0.00%, 03/15/26(i)(j)	USD	386	322,889
ANGI Group LLC, 3.88%, 08/15/28(c)		340	249,060
Booking Holdings, Inc., 0.75%, 05/01/25(d)(i)		127	164,291
Go Daddy Operating Co. LLC/GD Finance Co., Inc.(c)
5.25%, 12/01/27		359	336,102
3.50%, 03/01/29		261	216,455
Match Group Holdings II LLC(c)
5.63%, 02/15/29		209	185,180
4.13%, 08/01/30		262	214,055
3.63%, 10/01/31		635	484,035
NortonLifeLock, Inc., 7.13%, 09/30/30(c)		301	295,880
Uber Technologies, Inc.
0.00%, 12/15/25(d)(i)(j)		1,537	1,269,426
8.00%, 11/01/26(c)		983	986,637
7.50%, 09/15/27(c)(d)		1,157	1,156,733
6.25%, 01/15/28(c)		366	347,700
4.50%, 08/15/29(c)(d)		858	735,478

			6,963,921

IT Services — 1.2%
Ahead DB Holdings LLC, 6.63%, 05/01/28(c)		190	154,293
Booz Allen Hamilton, Inc.(c)(d)
3.88%, 09/01/28		352	310,140
4.00%, 07/01/29		503	439,678
CA Magnum Holdings, 5.38%, 10/31/26(c)		488	408,700
Camelot Finance SA, 4.50%, 11/01/26(c)		524	489,553
Centurion Bidco SpA, 5.88%, 09/30/26(g)	EUR	100	87,496
Condor Merger Sub, Inc., 7.38%, 02/15/30(c)	USD	1,084	896,547
Dun & Bradstreet Corp., 5.00%, 12/15/29(c)		642	544,577
Fair Isaac Corp., 4.00%, 06/15/28(c)		459	415,322
Gartner, Inc.(c)
4.50%, 07/01/28		43	39,849
3.63%, 06/15/29		110	93,500
3.75%, 10/01/30(d)		406	341,038
KBR, Inc., 4.75%, 09/30/28(c)		268	234,395
La Financiere Atalian SASU, 5.13%, 05/15/25(g)	EUR	100	93,162
Science Applications International Corp., 4.88%, 04/01/28(c)	USD	377	343,257
Twilio, Inc., 3.88%, 03/15/31(d)		735	599,429
ZoomInfo Technologies LLC/ZoomInfo Finance Corp., 3.88%, 02/01/29(c)		1,130	944,176

			6,435,112

Leisure Products — 0.3%
Carnival Holdings Bermuda Ltd., 10.38%, 05/01/28		1,251	1,266,738
Mattel, Inc.
3.75%, 04/01/29(c)		94	81,117

18	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2022	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Leisure Products (continued)
Mattel, Inc. (continued)
6.20%, 10/01/40	USD	291	$247,946
5.45%, 11/01/41		326	253,334

			1,849,135

Machinery — 0.9%
ATS Automation Tooling Systems, Inc., 4.13%, 12/15/28(c)		139	118,845
Husky III Holding Ltd., (13.00% Cash or 13.75% PIK), 13.00%, 02/15/25(c)(d)(h)		587	536,389
Madison IAQ LLC, 5.88%, 06/30/29(c)(d)		384	263,040
Mueller Water Products, Inc., 4.00%, 06/15/29(c)		177	153,480
OT Merger Corp., 7.88%, 10/15/29(c)		147	94,448
Renk AG/Frankfurt am Main, 5.75%, 07/15/25(g)	EUR	100	88,836
Stevens Holding Co., Inc., 6.13%, 10/01/26(c)	USD	197	197,256
Terex Corp., 5.00%, 05/15/29(c)		421	375,553
Titan Acquisition Ltd./Titan Co.-Borrower LLC, 7.75%, 04/15/26(c)		1,241	1,014,517
TK Elevator Holdco GmbH, 7.63%, 07/15/28(c)(d)		552	456,242
TK Elevator Midco GmbH, 4.38%, 07/15/27(g)	EUR	235	196,335
TK Elevator U.S. Newco, Inc., 5.25%, 07/15/27(c)	USD	1,748	1,566,645

			5,061,586

Marine — 0.0%
Huntington Ingalls Industries, Inc., 4.20%, 05/01/30		64	56,577

Media — 8.7%
Altice Financing SA
3.00%, 01/15/28(g)	EUR	100	75,586
5.00%, 01/15/28(c)(d)	USD	462	365,284
5.75%, 08/15/29(c)(d)		1,578	1,238,351
Altice France Holding SA, 10.50%, 05/15/27(c)		1,576	1,228,130
AMC Networks, Inc.
5.00%, 04/01/24		16	15,532
4.75%, 08/01/25		331	302,504
4.25%, 02/15/29		157	121,283
Block Communications, Inc., 4.88%, 03/01/28(c)		168	145,997
Cable One, Inc.
1.13%, 03/15/28(i)		940	687,140
4.00%, 11/15/30(c)		385	313,352
CCO Holdings LLC/CCO Holdings Capital Corp.
5.13%, 05/01/27(c)(d)		711	658,727
5.00%, 02/01/28(c)(d)		74	66,970
5.38%, 06/01/29(c)		658	587,844
6.38%, 09/01/29(c)		955	880,019
4.75%, 03/01/30(c)		368	309,267
4.50%, 08/15/30(c)(d)		1,314	1,066,390
4.25%, 02/01/31(c)		1,017	803,430
4.75%, 02/01/32(c)		716	572,834
4.50%, 05/01/32		648	511,920
4.50%, 06/01/33(c)		332	251,759
4.25%, 01/15/34(c)		1,265	929,775
Charter Communications Operating LLC/Charter Communications Operating Capital
4.40%, 04/01/33		199	165,319
6.48%, 10/23/45(d)		3,000	2,656,290
Clear Channel International BV, 6.63%, 08/01/25(c)		507	483,138
Clear Channel Outdoor Holdings, Inc.(c)
5.13%, 08/15/27		1,975	1,777,500
7.75%, 04/15/28		1,211	988,237
7.50%, 06/01/29		1,015	797,841

Security	Par (000)		Value

Media (continued)
CMG Media Corp., 8.88%, 12/15/27(c)(d)	USD	997	$844,958
Connect Finco SARL/Connect U.S. Finco LLC, 6.75%, 10/01/26(c)		2,129	2,001,260
CSC Holdings LLC
5.25%, 06/01/24		633	614,010
6.50%, 02/01/29(c)		368	346,840
5.75%, 01/15/30(c)		495	378,675
4.13%, 12/01/30(c)(d)		868	682,916
3.38%, 02/15/31(c)		200	145,000
4.50%, 11/15/31(c)(d)		783	608,998
Directv Financing LLC/Directv Financing Co.-Obligor, Inc., 5.88%, 08/15/27(c)(d)		589	530,453
Discovery Communications LLC, 4.95%, 05/15/42(d)		400	285,593
DISH DBS Corp.
7.75%, 07/01/26(d)		1,070	902,855
5.25%, 12/01/26(c)(d)		1,465	1,272,719
5.75%, 12/01/28(c)		1,143	921,544
Frontier Communications Holdings LLC(c)
5.88%, 10/15/27		341	313,661
5.00%, 05/01/28		939	821,625
6.75%, 05/01/29		544	448,120
6.00%, 01/15/30		340	265,880
8.75%, 05/15/30		658	671,983
GCI LLC, 4.75%, 10/15/28(c)		255	214,685
iHeartCommunications, Inc.
6.38%, 05/01/26		192	182,737
5.25%, 08/15/27(c)		213	193,866
4.75%, 01/15/28(c)		96	83,760
Iliad Holding SASU
6.50%, 10/15/26(c)		1,072	992,801
5.63%, 10/15/28(g)	EUR	100	88,542
7.00%, 10/15/28(c)	USD	608	550,240
Kaixo Bondco Telecom SA, 5.13%, 09/30/29(g)	EUR	100	79,307
Lamar Media Corp.
3.75%, 02/15/28	USD	50	43,880
4.00%, 02/15/30		163	138,405
LCPR Senior Secured Financing DAC(c)
6.75%, 10/15/27		180	167,850
5.13%, 07/15/29(d)		921	775,943
Liberty Broadband Corp.(c)(i)
1.25%, 09/30/50		528	502,392
2.75%, 09/30/50		727	703,340
Ligado Networks LLC, (15.50% PIK), 15.50%, 11/01/23(c)(h)		288	97,689
Lions Gate Capital Holdings LLC, 5.50%, 04/15/29(c)		962	730,148
Liquid Telecommunications Financing PLC, 5.50%, 09/04/26(c)		200	135,000
Live Nation Entertainment, Inc.(c)
4.88%, 11/01/24		40	38,850
6.50%, 05/15/27(d)		1,874	1,863,903
4.75%, 10/15/27		551	490,346
3.75%, 01/15/28		253	220,175
Midcontinent Communications/Midcontinent Finance Corp., 5.38%, 08/15/27(c)		209	190,432
Network i2i Ltd., (5 year CMT + 4.27%), 5.65%(b)(g)(k)		250	222,234
Outfront Media Capital LLC/Outfront Media Capital Corp.(c)
5.00%, 08/15/27(d)		539	485,213
4.25%, 01/15/29		183	150,975
4.63%, 03/15/30		76	62,868

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) October 31, 2022	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Media (continued)
Paramount Global, 5.85%, 09/01/43(d)	USD	645	$524,782
Radiate Holdco LLC/Radiate Finance, Inc.(c)(d)
4.50%, 09/15/26		916	774,020
6.50%, 09/15/28		2,137	1,346,310
Sable International Finance Ltd., 5.75%, 09/07/27(c)		200	177,260
Scripps Escrow II, Inc., 3.88%, 01/15/29(c)		114	94,146
Sinclair Television Group, Inc., 4.13%, 12/01/30(c)		643	495,161
Sirius XM Radio, Inc.(c)
3.13%, 09/01/26(d)		627	560,287
5.00%, 08/01/27		292	268,640
4.00%, 07/15/28		445	382,556
5.50%, 07/01/29		349	321,883
4.13%, 07/01/30		139	113,742
3.88%, 09/01/31		571	456,800
Stagwell Global LLC, 5.63%, 08/15/29(c)		129	111,263
Summer BC Holdco B SARL, 5.75%, 10/31/26(g)	EUR	100	85,450
Telenet Finance Luxembourg Notes SARL, 5.50%, 03/01/28(c)	USD	400	347,840
Univision Communications, Inc.(c)
5.13%, 02/15/25		110	106,288
6.63%, 06/01/27		132	130,350
7.38%, 06/30/30		270	261,225
UPC Broadband Finco BV, 4.88%, 07/15/31(c)(d)		574	482,005
Videotron Ltd., 3.63%, 06/15/29(c)		336	282,939
VZ Secured Financing BV, 3.50%, 01/15/32(g)	EUR	100	76,092
Ziggo Bond Co. BV(c)
6.00%, 01/15/27	USD	638	574,008
5.13%, 02/28/30		295	233,764
Ziggo BV, 4.88%, 01/15/30(c)		217	182,140

			47,852,041

Metals & Mining — 2.3%
ABJA Investment Co. Pte Ltd., 5.95%, 07/31/24(g)		250	244,375
AngloGold Ashanti Holdings PLC, 3.75%, 10/01/30		400	305,950
Arconic Corp.(c)
6.00%, 05/15/25		361	357,459
6.13%, 02/15/28		488	457,441
ATI, Inc.
4.88%, 10/01/29		129	108,466
5.13%, 10/01/31		350	288,543
BHP Billiton Finance USA Ltd., 4.13%, 02/24/42(d)		250	205,396
Big River Steel LLC/BRS Finance Corp., 6.63%, 01/31/29(c)		1,470	1,382,469
Carpenter Technology Corp.
6.38%, 07/15/28		57	52,657
7.63%, 03/15/30		391	382,101
Commercial Metals Co.
4.13%, 01/15/30		90	75,618
4.38%, 03/15/32		96	78,275
Constellium SE
4.25%, 02/15/26(g)	EUR	100	91,437
5.88%, 02/15/26(c)	USD	1,193	1,110,635
5.63%, 06/15/28(c)		250	219,385
3.75%, 04/15/29(c)(d)		1,645	1,286,390
FMG Resources August Pty. Ltd., 6.13%, 04/15/32(c) .		421	369,470
Freeport Indonesia PT, 4.76%, 04/14/27(g)		390	349,537
JSW Steel Ltd., 5.95%, 04/18/24(g)		200	188,000
Kaiser Aluminum Corp.(c)
4.63%, 03/01/28		281	245,819
4.50%, 06/01/31		770	604,065

Security	Par (000)		Value

Metals & Mining (continued)
Metinvest BV(g)
8.50%, 04/23/26	USD	302	$126,840
7.65%, 10/01/27		200	79,850
New Gold, Inc., 7.50%, 07/15/27(c)		900	767,508
Novelis Corp.(c)
3.25%, 11/15/26(d)		835	730,823
4.75%, 01/30/30(d)		1,059	899,668
3.88%, 08/15/31		995	770,836
Novelis Sheet Ingot GmbH, 3.38%, 04/15/29(g)	EUR	300	241,660
Rio Tinto Finance USA PLC, 4.75%, 03/22/42(d)	USD	400	352,338
Roller Bearing Co. of America, Inc., 4.38%, 10/15/29(c)		155	136,009
thyssenkrupp AG, 2.88%, 02/22/24(g)	EUR	100	96,400
Vedanta Resources Finance II PLC
13.88%, 01/21/24(g)	USD	200	166,850
8.95%, 03/11/25(c)		320	198,400

			12,970,670

Multiline Retail — 0.1%
NMG Holding Co., Inc./Neiman Marcus Group LLC, 7.13%, 04/01/26(c)		506	480,816

Offshore Drilling & Other Services(c) — 0.4%
Entegris Escrow Corp., 4.75%, 04/15/29(d)		1,913	1,690,267
Entegris, Inc.
4.38%, 04/15/28		223	196,139
3.63%, 05/01/29		202	164,802

			2,051,208

Oil, Gas & Consumable Fuels — 12.0%
Aethon United BR LP/Aethon United Finance Corp., 8.25%, 02/15/26(c)(d)		1,057	1,073,338
Antero Midstream Partners LP/Antero Midstream Finance Corp.(c)
5.75%, 03/01/27		382	363,779
5.75%, 01/15/28		75	70,661
5.38%, 06/15/29		263	239,935
Antero Resources Corp., 7.63%, 02/01/29(c)		158	161,160
Apache Corp.
4.25%, 01/15/30		315	280,260
5.10%, 09/01/40(d)		520	421,054
4.75%, 04/15/43		800	600,000
5.35%, 07/01/49		83	64,060
Arcosa, Inc., 4.38%, 04/15/29(c)		477	411,236
Ascent Resources Utica Holdings LLC/ARU Finance Corp.(c)
9.00%, 11/01/27		1,172	1,429,840
5.88%, 06/30/29		131	114,953
Buckeye Partners LP
4.13%, 03/01/25(c)		345	325,166
5.85%, 11/15/43		182	136,559
5.60%, 10/15/44		117	86,580
Callon Petroleum Co.
6.38%, 07/01/26		152	145,757
8.00%, 08/01/28(c)(d)		739	736,273
7.50%, 06/15/30(c)		703	667,709
Cellnex Telecom SA, Series CLNX, 0.75%, 11/20/31(g)	EUR	100	67,285
Cheniere Energy Partners LP
4.50%, 10/01/29	USD	1,454	1,283,809
4.00%, 03/01/31		964	812,734
3.25%, 01/31/32		811	631,096

20	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2022	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
Cheniere Energy, Inc., 4.63%, 10/15/28	USD	99	$91,328
Chesapeake Energy Corp.(c)
5.88%, 02/01/29		53	50,074
6.75%, 04/15/29		582	570,053
Citgo Holding, Inc., 9.25%, 08/01/24(c)		344	344,318
Civitas Resources, Inc., 5.00%, 10/15/26(c)		113	104,010
CNX Midstream Partners LP, 4.75%, 04/15/30(c)		124	101,990
CNX Resources Corp.
2.25%, 05/01/26(i)		376	550,652
6.00%, 01/15/29(c)		139	129,755
7.38%, 01/15/31(c)		268	266,036
Colgate Energy Partners III LLC(c)
7.75%, 02/15/26		584	580,911
5.88%, 07/01/29		452	421,382
Comstock Resources, Inc.(c)
6.75%, 03/01/29(d)		662	633,865
5.88%, 01/15/30		1,179	1,063,953
CQP Holdco LP/BIP-V Chinook Holdco LLC, 5.50%, 06/15/31(c)		1,969	1,747,487
Crescent Energy Finance LLC, 7.25%, 05/01/26(c)(d)		902	836,434
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.(c)
5.63%, 05/01/27		67	63,019
6.00%, 02/01/29		121	113,147
8.00%, 04/01/29		116	116,000
CrownRock LP/CrownRock Finance, Inc.(c)
5.63%, 10/15/25(d)		1,166	1,127,755
5.00%, 05/01/29		56	50,872
DCP Midstream Operating LP
5.63%, 07/15/27		64	62,141
5.13%, 05/15/29		68	63,674
6.45%, 11/03/36(c)(d)		182	171,848
6.75%, 09/15/37(c)(d)		323	311,849
Diamondback Energy, Inc., 6.25%, 03/15/33		635	637,470
DT Midstream, Inc.(c)
4.13%, 06/15/29(d)		489	422,740
4.38%, 06/15/31		657	553,522
Dycom Industries, Inc., 4.50%, 04/15/29(c)		130	113,377
Earthstone Energy Holdings LLC, 8.00%, 04/15/27(c)(d)		453	428,579
Ecopetrol SA
4.13%, 01/16/25		396	364,270
4.63%, 11/02/31		370	254,837
eG Global Finance PLC
6.75%, 02/07/25(c)		252	226,800
6.25%, 10/30/25(g)	EUR	142	121,036
8.50%, 10/30/25(c)	USD	299	275,959
EIG Pearl Holdings Sarl, 3.55%, 08/31/36(c)(d)		422	323,885
El Paso Natural Gas Co. LLC, 3.50%, 02/15/32(c)		185	151,211
Empresa Nacional del Petroleo, 3.75%, 08/05/26(g)		204	180,769
Enbridge, Inc.(b)
(3 mo. LIBOR US + 3.64%), 6.25%, 03/01/78(d)		1,865	1,649,367
Series 20-A, (5 year CMT + 5.31%), 5.75%, 07/15/80		690	609,691
Endeavor Energy Resources LP/EER Finance, Inc.,
5.75%, 01/30/28(c)		567	551,104
Energy Transfer LP
3.75%, 05/15/30(d)		277	235,448
6.13%, 12/15/45(d)		500	428,878
5.30%, 04/15/47(d)		350	274,906
Series H, (5 year CMT + 5.69%), 6.50%(b)(k)		894	768,840

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
EnLink Midstream LLC
5.63%, 01/15/28(c)	USD	450	$431,302
5.38%, 06/01/29		428	395,130
6.50%, 09/01/30(c)		302	296,715
EnLink Midstream Partners LP
4.15%, 06/01/25		28	26,384
4.85%, 07/15/26		160	150,811
5.60%, 04/01/44		274	213,603
5.05%, 04/01/45		49	35,580
5.45%, 06/01/47		78	59,264
Enterprise Products Operating LLC, (3 mo. LIBOR US + 2.57%), 5.38%, 02/15/78(b)		420	304,269
EQM Midstream Partners LP
6.00%, 07/01/25(c)		44	42,615
4.13%, 12/01/26		131	115,757
4.50%, 01/15/29(c)		34	28,900
7.50%, 06/01/30(c)		108	105,030
4.75%, 01/15/31(c)(d)		1,055	881,663
EQT Corp., 1.75%, 05/01/26(i)		99	282,100
Genesis Energy LP/Genesis Energy Finance Corp.
6.50%, 10/01/25(d)		135	129,454
7.75%, 02/01/28		186	177,398
Gulfport Energy Corp., 8.00%, 05/17/26(c)		47	46,859
Harvest Midstream I LP, 7.50%, 09/01/28(c)		78	74,780
Hess Corp., 4.30%, 04/01/27(d)		750	703,936
Hess Midstream Operations LP, 4.25%, 02/15/30(c)		305	260,821
Hilcorp Energy I LP/Hilcorp Finance Co.(c)
6.25%, 11/01/28		188	176,720
5.75%, 02/01/29		230	210,450
6.00%, 04/15/30		35	31,693
6.00%, 02/01/31		20	18,149
6.25%, 04/15/32		10	9,172
HPCL-Mittal Energy Ltd., 5.45%, 10/22/26(g)		200	176,000
HTA Group Ltd., 7.00%, 12/18/25(c)		431	378,418
IHS Holding Ltd., 6.25%, 11/29/28(c)		200	143,038
Impulsora Pipeline LLC, 6.05%, 12/31/42(a)		1,546	1,306,028
ITT Holdings LLC, 6.50%, 08/01/29(c)		437	351,132
Kinder Morgan Energy Partners LP, 4.25%, 09/01/24(d)		2,500	2,440,681
Kinder Morgan, Inc., 4.80%, 02/01/33		127	113,431
Kinetik Holdings LP, 5.88%, 06/15/30(c)		709	665,165
Leviathan Bond Ltd., 5.75%, 06/30/23(c)(g)		169	167,163
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp., 6.00%, 08/01/26(c)		41	39,823
Matador Resources Co., 5.88%, 09/15/26(d)		404	396,930
MC Brazil Downstream Trading SARL, 7.25%, 06/30/31(c)		320	242,912
Medco Bell Pte. Ltd., 6.38%, 01/30/27(g)		250	200,000
MPLX LP, 4.25%, 12/01/27(d)		235	216,679
Murphy Oil Corp.
5.88%, 12/01/27		25	24,277
6.13%, 12/01/42		35	27,604
Murphy Oil USA, Inc., 4.75%, 09/15/29		171	153,900
Nabors Industries Ltd.(c)
7.25%, 01/15/26		273	263,445
7.50%, 01/15/28		319	295,872
Nabors Industries, Inc.
5.75%, 02/01/25		824	793,100
7.38%, 05/15/27(c)		423	415,585
New Fortress Energy, Inc.(c)(d)
6.75%, 09/15/25		1,305	1,281,126

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) October 31, 2022	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security	Par (000)			Value

Oil, Gas & Consumable Fuels (continued)
New Fortress Energy, Inc.(c)(d) (continued)
6.50%, 09/30/26	USD	1,220		$1,183,400
NGL Energy Operating LLC/NGL Energy Finance Corp., 7.50%, 02/01/26(c)		470		425,180
NGPL PipeCo LLC, 7.77%, 12/15/37(c)(d)		270		268,798
Northern Oil & Gas, Inc., 8.13%, 03/01/28(c)(d)		1,194		1,158,180
NuStar Logistics LP
6.00%, 06/01/26		234		226,886
6.38%, 10/01/30		30		27,804
Occidental Petroleum Corp.
6.95%, 07/01/24		81		82,993
8.00%, 07/15/25		46		48,558
5.88%, 09/01/25		150		151,125
8.88%, 07/15/30		197		223,595
6.63%, 09/01/30		1,047		1,088,938
7.50%, 05/01/31		193		207,475
6.45%, 09/15/36		457		453,335
6.20%, 03/15/40		801		770,594
6.60%, 03/15/46		49		48,230
Odebrecht Offshore Drilling Finance Ltd., (7.72% PIK), 7.72%, 12/01/26(c)(h)		—	(f)	133
Oil & Gas Holding Co. BSCC, 7.63%, 11/07/24(g)		200		198,162
ONEOK, Inc., 4.35%, 03/15/29		139		123,493
OQ SAOC, 5.13%, 05/06/28(c)		300		270,150
PDC Energy, Inc.
6.13%, 09/15/24		89		88,117
5.75%, 05/15/26		292		279,929
Permian Resources Operating LLC
6.88%, 04/01/27(c)		59		57,230
3.25%, 04/01/28(i)		249		435,252
Pertamina Persero PT, 3.65%, 07/30/29(g)		646		551,432
Petroleos Mexicanos
6.50%, 03/13/27(d)		538		468,867
8.75%, 06/02/29		529		474,592
5.95%, 01/28/31		525		377,212
6.70%, 02/16/32		220		165,289
Pioneer Natural Resources Co., 0.25%, 05/15/25(d)(i)		165		423,307
Plains All American Pipeline LP/PAA Finance Corp., 3.55%, 12/15/29		213		177,490
Precision Drilling Corp., 6.88%, 01/15/29(c)		16		14,714
Puma International Financing SA, 5.13%, 10/06/24(c)		483		446,775
Range Resources Corp.
5.00%, 03/15/23		145		144,439
4.88%, 05/15/25		18		17,363
Rockcliff Energy II LLC, 5.50%, 10/15/29(c)		479		426,612
Rockies Express Pipeline LLC, 4.95%, 07/15/29(c)		66		57,901
Shell International Finance BV, 4.38%, 05/11/45(d)		450		372,170
SM Energy Co.
5.63%, 06/01/25		72		69,941
6.75%, 09/15/26		161		158,585
6.63%, 01/15/27		27		26,460
6.50%, 07/15/28		130		126,100
Southwestern Energy Co.
5.38%, 02/01/29		296		276,020
4.75%, 02/01/32		206		177,819
Suncor Energy, Inc., 6.50%, 06/15/38(d)		800		786,210
Sunoco LP/Sunoco Finance Corp.
6.00%, 04/15/27		75		73,485

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
Sunoco LP/Sunoco Finance Corp. (continued)
5.88%, 03/15/28	USD	147	$139,940
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.(c)
6.00%, 03/01/27		53	50,015
6.00%, 12/31/30		36	32,588
6.00%, 09/01/31		168	149,544
Tap Rock Resources LLC, 7.00%, 10/01/26(c)		982	916,855
Transocean, Inc., 11.50%, 01/30/27(c)		195	195,891
Venture Global Calcasieu Pass LLC(c)
3.88%, 08/15/29		1,114	955,255
4.13%, 08/15/31		1,219	1,039,234
3.88%, 11/01/33(d)		2,459	1,973,347
Vermilion Energy, Inc., 6.88%, 05/01/30(c)		204	190,848
Vivo Energy Investments BV, 5.13%, 09/24/27(c)		349	307,120
Western Midstream Operating LP
5.45%, 04/01/44(d)		934	757,444
5.30%, 03/01/48		43	34,723
5.50%, 08/15/48		103	83,075
5.50%, 02/01/50(d)		978	761,354
Williams Cos, Inc., 4.50%, 11/15/23(d)		1,750	1,744,877

			66,531,800

Pharmaceuticals — 1.4%
AbbVie, Inc.(d)
4.75%, 03/15/45		500	418,747
4.45%, 05/14/46		1,000	799,788
Cheplapharm Arzneimittel GmbH, 3.50%, 02/11/27(g)	EUR	100	84,088
CVS Health Corp., 5.05%, 03/25/48(d)	USD	1,110	942,882
Elanco Animal Health, Inc., 6.40%, 08/28/28		316	282,700
Gruenenthal GmbH, 4.13%, 05/15/28(g)	EUR	100	81,578
Jazz Securities DAC, 4.38%, 01/15/29(c)	USD	706	626,575
Nidda Healthcare Holding GmbH, 3.50%, 09/30/24(g)	EUR	100	92,362
Option Care Health, Inc., 4.38%, 10/31/29(c)	USD	314	271,164
Organon & Co./Organon Foreign Debt Co-Issuer BV(c)
4.13%, 04/30/28		1,153	1,015,586
5.13%, 04/30/31(d)		1,216	1,032,712
PRA Health Sciences, Inc., 2.88%, 07/15/26(c)		563	507,399
Prestige Brands, Inc., 3.75%, 04/01/31(c)		190	152,382
Rossini SARL, 6.75%, 10/30/25(g)	EUR	166	160,783
Teva Pharmaceutical Finance Netherlands II BV, 6.00%, 01/31/25		100	97,608
Teva Pharmaceutical Finance Netherlands III BV
7.13%, 01/31/25	USD	200	197,125
4.75%, 05/09/27		200	175,750
Utah Acquisition Sub, Inc., 3.95%, 06/15/26(d)		650	591,992

			7,531,221

Real Estate — 0.0%
VICI Properties LP/VICI Note Co., Inc., 4.50%, 01/15/28(c)		128	112,241

Real Estate Management & Development — 0.5%
Adler Group SA, 2.75%, 11/13/26(g)	EUR	200	84,001
Arabian Centres Sukuk II Ltd., 5.63%, 10/07/26(c)	USD	325	277,124
CIFI Holdings Group Co. Ltd., 6.00%, 07/16/25(g)(l)(m)		200	13,500
Country Garden Holdings Co. Ltd., 6.50%, 04/08/24(g)		200	28,788
DIC Asset AG, 2.25%, 09/22/26(g)	EUR	100	56,232

22	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2022	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Real Estate Management & Development (continued)
Easy Tactic Ltd., (6.50% Cash or 7.50% PIK), 7.50%, 07/11/27(h)	USD	210	$21,038
Fantasia Holdings Group Co. Ltd.(l)(m)
11.75%, 10/17/22(g)		430	23,650
12.25%, 10/18/22		200	11,000
11.88%, 06/01/23(g)		200	11,000
9.25%, 07/28/23(g)		400	22,000
Fastighets AB Balder, (5 year EUR Swap + 3.19%), 2.87%, 06/02/81(b)(g)	EUR	100	57,319
Greystar Real Estate Partners LLC, 5.75%, 12/01/25(c)	USD	120	115,986
Heimstaden Bostad AB, (5 year EUR Swap + 3.15%), 2.63%(b)(g)(k)	EUR	100	50,203
Howard Hughes Corp.(c)
5.38%, 08/01/28	USD	106	90,677
4.13%, 02/01/29		189	147,709
4.38%, 02/01/31		176	132,246
KWG Group Holdings Ltd., 7.40%, 03/05/24(g)		390	60,450
MAF Sukuk Ltd.(g)
4.64%, 05/14/29(d)		325	294,531
3.93%, 02/28/30		262	229,135
Modern Land China Co. Ltd., 9.80%, 04/11/23(g)(l)(m)		200	30,000
Realogy Group LLC/Realogy Co.-Issuer Corp.(c)
5.75%, 01/15/29		375	269,531
5.25%, 04/15/30		173	119,962
Ronshine China Holdings Ltd., 7.35%, 12/15/23(g)(l)(m)		23	920
Shimao Group Holdings Ltd., 3.45%, 01/11/31(d)(g)(l)(m)		200	8,000
Shui On Development Holding Ltd., 5.75%, 11/12/23(g)		200	133,000
Sinic Holdings Group Co. Ltd., 10.50%, 06/18/22(l)(m)		200	2,000
Starwood Property Trust, Inc., 4.38%, 01/15/27(c)		99	87,444
Theta Capital Pte. Ltd., 8.13%, 01/22/25(g)		200	134,600
Times China Holdings Ltd., 6.75%, 07/08/25(g)		200	13,000
Yuzhou Group Holdings Co. Ltd.(g)(l)(m)
7.70%, 02/20/25		200	6,000
8.30%, 05/27/25		200	6,000
7.38%, 01/13/26		205	6,150
Zhenro Properties Group Ltd., 7.88%, 04/14/24(g)(l)(m)		200	4,000

			2,547,196

Road & Rail — 0.5%
Autostrade per l’Italia SpA, 2.00%, 01/15/30(g)	EUR	100	77,794
Burlington Northern Santa Fe LLC, 4.38%, 09/01/42(d)	USD	500	418,375
Danaos Corp., 8.50%, 03/01/28(c)		100	91,986
Lima Metro Line 2 Finance Ltd., 5.88%, 07/05/34(c)(d)		1,892	1,755,218
Seaspan Corp., 5.50%, 08/01/29(c)		419	323,288
Union Pacific Corp., 3.20%, 05/20/41(d)		275	201,478

			2,868,139

Semiconductors & Semiconductor Equipment — 0.9%
ams-OSRAM AG, 6.00%, 07/31/25(g)	EUR	100	86,669
Broadcom, Inc.
4.11%, 09/15/28	USD	189	169,575
4.15%, 11/15/30		111	95,468
2.45%, 02/15/31(c)(d)		221	165,843
4.30%, 11/15/32(d)		335	281,705

Security	Par (000)		Value

Semiconductors & Semiconductor Equipment (continued)
Broadcom, Inc. (continued)
2.60%, 02/15/33(c)(d)	USD	282	$200,455
3.42%, 04/15/33(c)(d)		527	400,443
3.14%, 11/15/35(c)		298	206,715
Marvell Technology, Inc., 2.95%, 04/15/31		283	219,610
Microchip Technology, Inc.(i)
0.13%, 11/15/24		411	413,312
1.63%, 02/15/25		77	208,078
Qorvo, Inc., 4.38%, 10/15/29		213	182,137
QUALCOMM, Inc., 4.65%, 05/20/35(d)		400	368,708
Sensata Technologies BV(c)
5.00%, 10/01/25		368	356,556
4.00%, 04/15/29		216	181,915
5.88%, 09/01/30		309	293,550
Sensata Technologies, Inc.(c)
4.38%, 02/15/30(d)		818	703,652
3.75%, 02/15/31		44	35,035
Synaptics, Inc., 4.00%, 06/15/29(c)		287	237,067

			4,806,493

Software — 2.1%
ACI Worldwide, Inc., 5.75%, 08/15/26(c)		510	484,500
Black Knight InfoServ LLC, 3.63%, 09/01/28(c)		501	433,991
Boxer Parent Co., Inc.
6.50%, 10/02/25(g)	EUR	100	92,547
7.13%, 10/02/25(c)	USD	761	747,793
9.13%, 03/01/26(c)		194	185,283
Central Parent, Inc./CDK Global, Inc., 7.25%, 06/15/29(c)		716	684,360
Elastic NV, 4.13%, 07/15/29(c)		481	401,599
Helios Software Holdings, Inc./ION Corporate Solutions Finance SARL, 4.63%, 05/01/28(c)		400	308,784
Iron Mountain Information Management Services, Inc., 5.00%, 07/15/32(c)		294	242,462
MicroStrategy, Inc., 6.13%, 06/15/28(c)(d)		577	494,414
MSCI, Inc.(c)
4.00%, 11/15/29		99	85,964
3.63%, 09/01/30		197	164,613
3.88%, 02/15/31(d)		374	315,136
3.63%, 11/01/31		164	134,978
3.25%, 08/15/33		233	180,120
Open Text Corp.(c)
3.88%, 02/15/28		179	153,213
3.88%, 12/01/29		339	268,657
Open Text Holdings, Inc., 4.13%, 02/15/30(c)		378	300,982
Oracle Corp.
2.95%, 04/01/30		397	323,277
2.88%, 03/25/31		606	477,598
3.60%, 04/01/50(d)		250	153,881
Picard Midco, Inc., 6.50%, 03/31/29(c)(d)		3,090	2,679,595
Playtika Holding Corp., 4.25%, 03/15/29(c)		501	417,318
PTC, Inc., 4.00%, 02/15/28(c)		242	219,188
SS&C Technologies, Inc., 5.50%, 09/30/27(c)(d)		1,452	1,350,057
Veritas U.S., Inc./Veritas Bermuda Ltd., 7.50%, 09/01/25(c)		372	313,161

			11,613,471

Specialty Retail(c) — 0.3%
Arko Corp., 5.13%, 11/15/29		232	183,685

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) October 31, 2022	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Specialty Retail (continued)
PetSmart, Inc./PetSmart Finance Corp.
4.75%, 02/15/28	USD	436	$398,020
7.75%, 02/15/29(d)		895	840,369
Staples, Inc., 7.50%, 04/15/26		526	456,873

			1,878,947

Technology Hardware, Storage & Peripherals — 0.1%
Coherent Corp., 5.00%, 12/15/29(c)		924	792,681

Textiles, Apparel & Luxury Goods(c) — 0.1%
Crocs, Inc.
4.25%, 03/15/29		32	25,520
4.13%, 08/15/31		191	144,665
Kontoor Brands, Inc., 4.13%, 11/15/29		126	101,025
Levi Strauss & Co., 3.50%, 03/01/31		244	195,189
William Carter Co., 5.63%, 03/15/27		28	26,619

			493,018

Thrifts & Mortgage Finance — 0.2%
doValue SpA, 3.38%, 07/31/26(g)	EUR	100	81,160
Home Point Capital, Inc., 5.00%, 02/01/26(c)	USD	247	145,999
MGIC Investment Corp., 5.25%, 08/15/28		216	195,962
Nationstar Mortgage Holdings, Inc.(c)
6.00%, 01/15/27		237	210,930
5.13%, 12/15/30		136	101,692
5.75%, 11/15/31		146	112,000
Rocket Mortgage LLC/Rocket Mortgage Co.-Issuer, Inc., 2.88%, 10/15/26(c)		566	472,287

			1,320,030

Tobacco(d) — 0.3%
Altria Group, Inc., 4.50%, 05/02/43		750	513,213
Philip Morris International, Inc., 4.38%, 11/15/41		900	650,484
Reynolds American, Inc., 5.85%, 08/15/45		715	561,498

			1,725,195

Transportation — 0.0%
Autostrade per l’Italia SpA, 2.00%, 12/04/28(g)	EUR	100	81,270
XPO Escrow Sub LLC, 7.50%, 11/15/27	USD	137	136,657

			217,927

Transportation Infrastructure — 0.5%
Aeropuerto Internacional de Tocumen SA, 5.13%, 08/11/61(c)		320	215,960
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 03/30/29(c)		274	239,956
DP World Salaam, (5 year CMT + 5.75%), 6.00%(b)(g)(k)		456	440,752
FedEx Corp.(d)
3.90%, 02/01/35		500	407,857
4.75%, 11/15/45		500	395,176
GMR Hyderabad International Airport Ltd., 4.25%, 10/27/27(g)		200	157,500
Heathrow Finance PLC, 4.38%, 09/01/29(g)(n)	GBP	100	80,276
Mexico City Airport Trust, 5.50%, 07/31/47(g)	USD	308	195,580
Transurban Finance Co. Pty. Ltd., 4.13%, 02/02/26(c)(d)		520	492,390

			2,625,447

Utilities — 1.7%
AES Panama Generation Holdings SRL, 4.38%, 05/31/30(g)		223	175,306
Centrais Eletricas Brasileiras SA, 3.63%, 02/04/25(c)		200	187,425

Security	Par (000)		Value

Utilities (continued)
Consensus Cloud Solutions, Inc.(c)
6.00%, 10/15/26	USD	91	$81,968
6.50%, 10/15/28		83	73,263
Electricite de France SA, (10 year USD Swap + 3.71%), 5.25%(b)(c)(k)		7,500	7,052,060
Genneia SA, 8.75%, 09/02/27(c)		168	155,380
Inkia Energy Ltd., 5.88%, 11/09/27(g)		251	223,908
Mong Duong Finance Holdings BV, 5.13%, 05/07/29(g)		250	173,250
Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.50%, 08/15/28(c)		471	423,576
Star Energy Geothermal Wayang Windu Ltd., 6.75%, 04/24/33(g)		162	143,441
Thames Water Kemble Finance PLC, 4.63%, 05/19/26(g)	GBP	168	158,196
Vistra Operations Co. LLC(c)
5.50%, 09/01/26	USD	18	17,280
5.63%, 02/15/27(d)		254	242,133
5.00%, 07/31/27		18	16,605
4.38%, 05/01/29		191	163,357

			9,287,148

Wireless Telecommunication Services — 1.4%
Altice France SA
5.88%, 02/01/27(g)	EUR	100	85,607
8.13%, 02/01/27(c)	USD	570	521,647
5.50%, 01/15/28(c)		357	282,030
5.13%, 01/15/29(c)		201	151,252
5.13%, 07/15/29(c)(d)		1,206	908,329
Crown Castle, Inc., 4.30%, 02/15/29		277	251,713
Kenbourne Invest SA(c)
6.88%, 11/26/24		205	182,450
4.70%, 01/22/28		200	145,850
Millicom International Cellular SA, 5.13%, 01/15/28(g)		283	240,616
SBA Communications Corp.
3.13%, 02/01/29		920	743,572
3.88%, 02/15/27(d)		930	837,000
Sprint Corp., 7.63%, 03/01/26(d)		748	780,725
T-Mobile USA, Inc., 5.20%, 01/15/33		467	446,969
VICI Properties LP/VICI Note Co., Inc.(c)
5.63%, 05/01/24		69	68,121
3.50%, 02/15/25		140	130,197
4.63%, 06/15/25		60	56,232
4.50%, 09/01/26		10	9,100
4.25%, 12/01/26		135	122,967
4.63%, 12/01/29		537	466,943
4.13%, 08/15/30		488	403,110
Vmed O2 U.K. Financing I PLC
4.00%, 01/31/29(g)	GBP	100	93,455
4.50%, 07/15/31(g)		100	88,864
4.75%, 07/15/31(c)(d)	USD	762	615,742

			7,632,491

Total Corporate Bonds — 81.6% (Cost: $516,181,033)			451,003,073

24	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2022	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Floating Rate Loan Interests(b)

Aerospace & Defense — 0.4%
Cobham Ultra U.S. Co-Borrower LLC, USD Term Loan B, (6 mo. LIBOR + 3.75%, 0.50% Floor), 7.06%, 08/03/29	USD	99	$95,287
Peraton Corp.
2nd Lien Term Loan B1, (1 mo. LIBOR + 7.75%, 0.75% Floor), 11.16%, 02/01/29		747	708,213
Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 7.50%, 02/01/28		1,127	1,083,161
Spirit Aerosystems, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.75%, 0.50% Floor), 7.50%, 01/15/25		255	252,104

			2,138,765

Air Freight & Logistics — 0.1%
AIT Worldwide Logistics Holdings, Inc., 2021 Term Loan, (3 mo. LIBOR + 4.75%, 0.75% Floor), 8.49%, 04/06/28		143	127,057
PECF USS Intermediate Holding III Corp., Term Loan B, (1 mo. LIBOR + 4.25%, 0.50% Floor), 8.00%, 12/15/28		884	679,058

			806,115

Airlines — 0.5%
AAdvantage Loyalty IP Ltd., 2021 Term Loan, (3 mo. LIBOR + 4.75%, 0.75% Floor), 8.99%, 04/20/28		748	739,781
Air Canada, 2021 Term Loan B, (3 mo. LIBOR + 3.50%, 0.75% Floor), 6.42%, 08/11/28		393	383,302
Mileage Plus Holdings LLC, 2020 Term Loan B, (3 mo. LIBOR + 5.25%, 1.00% Floor), 8.78%, 06/21/27		254	258,937
SkyMiles IP Ltd., 2020 Skymiles Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 7.99%, 10/20/27		381	384,098
United Airlines, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 8.11%, 04/21/28		818	796,433

			2,562,551

Auto Components — 0.0%
Clarios Global LP, 2021 USD Term Loan B, (1 mo. LIBOR + 3.25%), 7.00%, 04/30/26		95	92,277

Banks — 0.2%
DirecTV Financing LLC, Term Loan, (1 mo. LIBOR + 5.00%, 0.75% Floor), 8.75%, 08/02/27		1,217	1,157,226

Beverages — 0.0%
Naked Juice LLC, 2nd Lien Term Loan, (3 mo. SOFRTE + 6.00%, 0.50% Floor), 9.65%, 01/24/30		38	32,906

Capital Markets — 0.1%
AqGen Ascensus, Inc., 2021 2nd Lien Term Loan, (3 mo. LIBOR + 6.50%, 0.50% Floor), 10.25%, 08/02/29		232	205,292
Deerfield Dakota Holding LLC, 2021 USD 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%, 0.75% Floor), 10.50%, 04/07/28		274	264,067

			469,359

Chemicals — 0.3%
Arc Falcon I, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.75%, 0.50% Floor), 7.50%, 09/30/28		208	184,563

Security	Par (000)		Value

Chemicals (continued)
Ascend Performance Materials Operations LLC, 2021 Term Loan B, (6 mo. SOFR CME + 4.75%, 0.75% Floor), 8.83%, 08/27/26	USD	485	$474,801
Discovery Purchaser Corp., Term Loan, (3 mo. SOFR CME + 4.38%, 0.50% Floor), 7.97%, 10/04/29		668	609,383
W.R. Grace Holdings LLC, 2021 Term Loan B, (3 mo. LIBOR + 3.75%, 0.50% Floor), 7.44%, 09/22/28		305	292,329

			1,561,076

Commercial Services & Supplies — 0.3%
Propulsion BC Finco SARL, Term Loan, (3 mo. SOFRTE + 4.00%, 0.50% Floor), 7.18%, 09/14/29(a)		202	195,955
Verscend Holding Corp., 2021 Term Loan B, (1 mo. LIBOR + 4.00%), 7.75%, 08/27/25		1,242	1,224,986

			1,420,941

Communications Equipment — 0.0%
ViaSat, Inc., Term Loan, (1 mo. SOFR CME + 4.50%, 0.50% Floor), 8.34%, 03/02/29		227	213,857

Construction & Engineering — 0.4%
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 8.49%, 06/21/24		2,583	2,229,208

Construction Materials — 0.0%
BCPE Empire Holdings, Inc., 2022 Incremental Term Loan, (1 mo. SOFR CME + 4.63%, 0.50% Floor), 8.45%, 06/11/26		50	47,981

Containers & Packaging — 0.1%
Clydesdale Acquisition Holdings, Inc., Term Loan B, (1 mo. SOFR CME + 4.18%, 0.50% Floor), 8.00%, 04/13/29		131	125,681
Mauser Packaging Solutions Holding Co., 2017 Term Loan B, (1 mo. LIBOR + 3.25%), 6.38%, 04/03/24		386	367,019

			492,700

Diversified Consumer Services — 0.1%
Amentum Government Services Holdings LLC, Term Loan B, (3 mo. LIBOR + 4.00%), 7.80%, 01/29/27		79	76,604
Ascend Learning LLC, 2021 2nd Lien Term Loan, (1 mo. LIBOR + 5.75%, 0.50% Floor), 9.50%, 12/10/29		157	132,861
Sotheby’s, 2021 Term Loan B, (3 mo. LIBOR + 4.50%, 0.50% Floor), 8.58%, 01/15/27		220	215,153
TruGreen LP, 2020 2nd Lien Term Loan, (3 mo. LIBOR + 8.50%, 0.75% Floor), 13.43%, 11/02/28(a)		201	168,840

			593,458

Diversified Financial Services — 0.4%
Acuris Finance U.S., Inc., 2021 USD Term Loan B, (3 mo. SOFR CME + 4.00%, 0.50% Floor), 7.70%, 02/16/28		124	121,624
Advisor Group, Inc., 2021 Term Loan, (1 mo. LIBOR + 4.50%), 8.25%, 07/31/26		154	147,458
Credito Real SAB de CV Sofom ENR, Term Loan B, (3 mo. LIBOR + 3.75%), 6.73%, 02/17/23(a)		56	896
Delta TopCo, Inc., 2020 Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 6.83%, 12/01/27		312	283,811

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) October 31, 2022	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Diversified Financial Services (continued)
EP Purchaser LLC, 2021 Term Loan B, (3 mo. LIBOR + 3.50%, 0.50% Floor), 7.17%, 11/06/28	USD	83	$81,267
Gainwell Acquisition Corp., Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 7.67%, 10/01/27		676	640,804
KKR Apple Bidco LLC
2021 2nd Lien Term Loan, (1 mo. LIBOR + 5.75%, 0.50% Floor), 9.50%, 09/21/29		34	32,396
2021 Term Loan, (1 mo. LIBOR + 2.75%, 0.50% Floor), 6.50%, 09/23/28		86	82,985
Radiate Holdco LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.25%, 0.75% Floor), 7.00%, 09/25/26		74	67,999
Veritas U.S., Inc., 2021 USD Term Loan B, (3 mo. LIBOR + 5.00%, 1.00% Floor), 8.67%, 09/01/25		343	275,313
VS Buyer LLC, Term Loan B, (1 mo. LIBOR + 3.00%), 6.75%, 02/28/27		92	88,977
White Cap Buyer LLC, Term Loan B, (1 mo. SOFR CME + 3.75%), 7.48%, 10/19/27		428	404,466

			2,227,996

Diversified Telecommunication Services — 0.1%
Frontier Communications Holdings LLC, 2021 1st Lien Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 7.44%, 05/01/28		254	239,418
Intelsat Jackson Holdings SA, 2021 Exit Term Loan B, (6 mo. SOFRTE + 4.50%, 0.50% Floor), 7.44%, 02/01/29		330	317,832

			557,250

Food Products — 0.0%
Chobani LLC, 2020 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 7.48%, 10/25/27		61	55,605

Gas Utilities — 0.1%
Freeport LNG Investments LLLP, Term Loan B, (3 mo. LIBOR + 3.50%, 0.50% Floor), 7.74%, 12/21/28		323	301,483

Health Care Providers & Services — 0.1%
Envision Healthcare Corp., 2022 First Out Term Loan, (3 mo. SOFR CME + 7.88%, 1.00% Floor), 11.60%, 03/31/27		78	70,743
LifePoint Health, Inc., 2018 Term Loan B, (3 mo. LIBOR + 3.75%), 8.16%, 11/16/25		146	128,450
Quorum Health Corp., 2020 Term Loan, (3 mo. LIBOR + 8.25%, 1.00% Floor), 12.03%, 04/29/25		300	199,839
WCG Purchaser Corp., 2019 Term Loan, (1 mo. LIBOR + 4.00%, 1.00% Floor), 7.36%, 01/08/27		78	74,252

			473,284

Health Care Technology — 0.4%
AthenaHealth Group, Inc.
2022 Delayed Draw Term loan, 3.50%, 02/15/29		39	35,353
2022 Term Loan B, (1 mo. SOFR CME + 3.50%, 0.50% Floor), 6.97%, 02/15/29		1,913	1,744,358
Polaris Newco LLC, USD Term Loan B, (3 mo. LIBOR + 4.00%, 0.50% Floor), 7.67%, 06/02/28		222	201,972

			1,981,683

Hotels, Restaurants & Leisure — 0.1%
Fertitta Entertainment LLC, 2022 Term Loan B, (1 mo. SOFRTE + 4.00%, 0.50% Floor), 7.73%, 01/27/29		471	440,600

Security	Par (000)		Value

Hotels, Restaurants & Leisure (continued)
Great Canadian Gaming Corp., 2021 Term Loan, (3 mo. LIBOR + 4.00%, 0.75% Floor), 7.60%, 11/01/26	USD	71	$68,668
IRB Holding Corp., 2022 Term Loan B, (1 mo. SOFRTE + 3.00%, 0.75% Floor), 6.21%, 12/15/27		261	254,055
Stars Group Holdings BV, 2018 USD Incremental Term Loan, (3 mo. LIBOR + 2.25%), 5.89%, 07/21/26		39	38,408

			801,731

Household Durables — 0.1%
Hunter Douglas, Inc., USD Term Loan B1, (3 mo. SOFR CME + 3.50%), 6.34%, 02/26/29		276	228,586
Sunset Debt Merger Sub, Inc., 2021 Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 7.60%, 10/06/28		534	413,592

			642,178

Industrial Conglomerates — 0.1%
AVSC Holding Corp., 2018 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%, 1.00% Floor), 10.06%, 09/01/25		311	241,668
Sequa Mezzanine Holdings LLC, 2020 Extended Term Loan, (3 mo. LIBOR + 6.75%, 1.00% Floor), 9.76%, 11/28/23		77	77,023

			318,691

Insurance — 0.2%
Alliant Holdings Intermediate LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 7.00%, 05/09/25		247	239,158
Hub International Limited, 2022 Term Loan B, 10/31/29(a)(o)		331	321,070
Hub International Ltd., 2021 Term Loan B, (3 mo. LIBOR + 3.25%, 0.75% Floor), 7.53%, 04/25/25		125	122,830
Ryan Specialty Group LLC, Term Loan, (1 mo. SOFR CME + 3.00%, 0.75% Floor), 6.83%, 09/01/27		233	229,522
Sedgwick Claims Management Services, Inc.
2018 Term Loan B, (1 mo. LIBOR + 3.25%), 7.00%, 12/31/25		175	168,722
2020 Term Loan B3, (1 mo. LIBOR + 4.25%, 1.00% Floor), 8.00%, 09/03/26		198	192,260

			1,273,562

Interactive Media & Services — 0.0%
Grab Holdings, Inc., Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor), 8.26%, 01/29/26		148	138,686

IT Services — 0.2%
Aruba Investments Holdings LLC, 2020 2nd Lien Term Loan, 11/24/28(o)		118	106,020
Boxer Parent Co., Inc.
2021 USD 2nd Lien Term Loan, (1 mo. LIBOR + 5.5%, 0.50% Floor), 9.25%, 02/27/26		529	485,093
2021 USD Term Loan, (1 mo. LIBOR + 3.75%), 7.50%, 10/02/25		213	204,711
Camelot Finance SA, Term Loan B, (1 mo. LIBOR + 3.00%), 6.75%, 10/30/26		179	175,536
Genesys Cloud Services Holdings II LLC, 2020 USD Term Loan B4, (1 mo. LIBOR + 4.00%, 0.75% Floor), 7.75%, 12/01/27		213	206,861

26	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2022	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

IT Services (continued)
PUG LLC, USD Term Loan, (1 mo. LIBOR + 3.50%), 7.25%, 02/12/27	USD	120	$103,485
TierPoint LLC, 2021 Term Loan, (1 mo. LIBOR + 3.75%, 0.75% Floor), 7.50%, 05/05/26		64	58,771

			1,340,477

Leisure Products — 0.0%
Peloton Interactive, Inc., Term Loan, (2 mo. SOFR CME + 6.50%, 0.50% Floor), 8.35%, 05/25/27		132	127,391

Machinery — 0.4%
MHI Holdings LLC, Term Loan B, (1 mo. LIBOR + 5.00%), 8.75%, 09/21/26		437	426,652
SPX Flow, Inc., 2022 Term Loan, (1 mo. SOFR CME + 4.50%, 0.50% Floor), 8.33%, 04/05/29		389	367,049
Titan Acquisition Ltd., 2018 Term Loan B, (6 mo. LIBOR + 3.00%), 5.88%, 03/28/25		1,812	1,654,175

			2,447,876

Media — 0.5%
Altice Financing SA, 2017 USD Term Loan B, (3 mo. LIBOR + 2.75%), 6.83%, 07/15/25		43	40,630
Clear Channel Outdoor Holdings, Inc., Term Loan B, (1 mo. LIBOR + 3.50%), 7.91%, 08/21/26		1,111	1,014,837
MH Sub I LLC
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 7.50%, 09/13/24		169	162,371
2020 Incremental Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 7.50%, 09/13/24		249	239,797
2021 2nd Lien Term Loan, (1 mo. SOFR CME + 6.25%), 9.98%, 02/23/29		66	60,307
Zayo Group Holdings, Inc., USD Term Loan, (1 mo. LIBOR + 3.00%), 6.75%, 03/09/27		1,257	1,015,749

			2,533,691

Oil, Gas & Consumable Fuels — 0.6%
Ascent Resources Utica Holdings LLC, 2020 Fixed 2nd Lien Term Loan, (3 mo. LIBOR + 9.00%, 1.00% Floor), 12.94%, 11/01/25		2,934	3,074,943
Lealand Finance Co. BV, 2020 Make Whole Term Loan, (1 mo. LIBOR + 3.00%), 6.75%, 06/28/24		17	10,753
M6 ETX Holdings II Midco LLC, Term Loan B, (1 mo. SOFR CME + 4.50%, 0.50% Floor), 8.07%, 09/19/29		217	215,373

			3,301,069

Professional Services — 0.0%
Element Materials Technology Group U.S. Holdings, Inc.
2022 USD Delayed Draw Term Loan, (3 mo. SOFR CME + 4.25%, 0.50% Floor), 7.90%, 07/06/29		41	39,686
2022 USD Term Loan, (3 mo. SOFR CME + 4.25%, 0.50% Floor), 7.90%, 07/06/29		89	85,986
Galaxy U.S. Opco, Inc., Term Loan, (1 mo. SOFR CME + 4.75%, 0.50% Floor), 8.48%, 04/29/29(a)		171	154,755

			280,427

Security	Par (000)		Value

Real Estate Management & Development — 0.1%
Chariot Buyer LLC, Term Loan B, (1 mo. LIBOR + 3.50%, 0.50% Floor), 7.25%, 11/03/28	USD	442	$400,238

Software — 1.3%
Central Parent, Inc., 2022 USD Term Loan B, (3 mo. SOFR CME + 4.50%, 0.50% Floor), 8.11%, 07/06/29		129	126,125
Cloudera, Inc.
2021 Second Lien Term Loan, (1 mo. LIBOR + 6.00%, 0.50% Floor), 9.75%, 10/08/29		441	363,197
2021 Term Loan, (1 mo. LIBOR + 3.75%, 0.50% Floor), 7.50%, 10/08/28		516	478,019
Digicel International Finance Ltd., 2017 Term Loan B, (1 mo. LIBOR + 3.25%), 7.00%, 05/28/24		704	599,791
Epicor Software Corp., 2020 2nd Lien Term Loan, (1 mo. LIBOR + 7.75%, 1.00% Floor), 11.50%, 07/31/28		117	114,404
Helios Software Holdings, Inc., 2021 USD Term Loan B, (3 mo. SOFR CME + 3.75%), 7.45%, 03/11/28		90	86,566
Magenta Buyer LLC
2021 USD 1st Lien Term Loan, (3 mo. LIBOR + 4.75%, 0.75% Floor), 9.17%, 07/27/28		799	696,706
2021 USD 2nd Lien Term Loan, (3 mo. LIBOR + 8.25%, 0.75% Floor), 12.67%, 07/27/29		530	454,035
McAfee Corp., 2022 USD Term Loan B, (1 mo. SOFR CME + 3.75%), 6.87%, 03/01/29		877	800,639
Planview Parent, Inc., 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%, 0.75% Floor), 10.92%, 12/18/28(a)		195	171,600
Proofpoint, Inc., 2nd Lien Term Loan, (3 mo. LIBOR + 6.25%, 0.50% Floor), 9.32%, 08/31/29		472	452,760
Renaissance Holding Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 7.00%, 05/30/25		18	17,186
Sabre Global, Inc.
2021 Term Loan B1, (1 mo. LIBOR + 3.50%, 0.50% Floor), 7.25%, 12/17/27		84	74,827
2021 Term Loan B2, (1 mo. LIBOR + 3.50%, 0.50% Floor), 7.25%, 12/17/27		134	119,280
Sophia LP, 2021 Term Loan B, (3 mo. LIBOR + 3.50%, 0.50% Floor), 7.17%, 10/07/27		776	745,323
SS&C Technologies, Inc.
2018 Term Loan B3, (1 mo. LIBOR + 1.75%), 5.50%, 04/16/25		97	94,517
2018 Term Loan B4, (1 mo. LIBOR + 1.75%), 5.50%, 04/16/25		70	68,768
Tibco Software, Inc., 2022 USD Term Loan, (3 mo. SOFR CME + 4.50%, 0.50% Floor), 8.15%, 03/30/29		807	734,370
Ultimate Software Group, Inc.
2021 2nd Lien Term Loan, (1 mo. LIBOR + 5.25%, 0.50% Floor), 9.00%, 05/03/27		556	510,451
Term Loan B, (1 mo. LIBOR + 3.75%), 7.50%, 05/04/26		209	202,638

			6,911,202

Specialty Retail — 0.0%
Staples, Inc., 7 Year Term Loan, (3 mo. LIBOR + 5.00%), 7.78%, 04/16/26		93	80,121

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) October 31, 2022	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Textiles, Apparel & Luxury Goods — 0.1%
Crocs, Inc., Term Loan B, (3 mo. SOFRTE + 3.50%, 0.50% Floor), 7.20%, 02/20/29	USD	604	$580,188

Trading Companies & Distributors — 0.1%
Foundation Building Materials, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.25%, 0.50% Floor), 7.66%, 01/31/28		75	68,139
SRS Distribution, Inc., 2022 Incremental Term Loan, (1 mo. SOFR CME + 3.50%), 7.33%, 06/02/28		288	266,811

			334,950

Transportation — 0.1%
Brown Group Holding, LLC, 2022 Incremental Term Loan B2, (1 mo. SOFR CME + 3.75%, 0.50% Floor), 7.42%, 07/02/29		327	323,459

Total Floating Rate Loan Interests — 7.5% (Cost: $44,082,481)			41,251,658

Foreign Agency Obligations

Bahrain — 0.1%
Bahrain Government International Bond(g)
7.00%, 01/26/26		301	299,928
5.45%, 09/16/32		200	161,148

			461,076

Chile — 0.1%
Chile Government International Bond
4.34%, 03/07/42		200	154,100
4.00%, 01/31/52		200	141,200

			295,300

Colombia — 0.3%
Colombia Government International Bond
8.13%, 05/21/24		159	159,278
4.50%, 01/28/26		542	486,547
3.88%, 04/25/27		477	397,192
3.13%, 04/15/31		677	464,295

			1,507,312

Dominican Republic — 0.3%
Dominican Republic International Bond
6.88%, 01/29/26(g)		207	202,770
5.95%, 01/25/27(g)		523	486,978
5.50%, 02/22/29(c)		260	226,005
4.50%, 01/30/30(c)		452	360,837
4.88%, 09/23/32(c)		339	260,034

			1,536,624

Egypt — 0.1%
Egypt Government International Bond(c)
5.75%, 05/29/24		200	188,250
7.50%, 02/16/61		200	113,000

			301,250

Guatemala — 0.2%
Guatemala Government Bond
4.50%, 05/03/26(g)		200	188,662
5.25%, 08/10/29(c)		200	183,225
5.38%, 04/24/32(c)		200	184,162

Security	Par (000)		Value

Guatemala (continued)
Guatemala Government Bond (continued)
3.70%, 10/07/33(g)	USD	236	$178,962
4.65%, 10/07/41(c)		401	293,808

			1,028,819

Hungary — 0.1%
Hungary Government International Bond
5.38%, 03/25/24		376	371,841
5.25%, 06/16/29(c)		450	412,678

			784,519

Indonesia — 0.2%
Indonesia Government International Bond(d)
4.10%, 04/24/28		947	888,878
5.35%, 02/11/49		295	258,895
Perusahaan Penerbit SBSN Indonesia III, 4.40%, 06/06/27(c)		200	190,960

			1,338,733

Ivory Coast — 0.1%
Ivory Coast Government International Bond, 6.38%, 03/03/28(g)		731	661,692

Mexico — 0.3%
Mexico Government International Bond
3.75%, 01/11/28(d)		805	737,380
2.66%, 05/24/31		832	644,384
4.88%, 05/19/33		200	176,500

			1,558,264

Morocco — 0.1%
Morocco Government International Bond(c)
2.38%, 12/15/27		379	310,733
3.00%, 12/15/32		500	359,312

			670,045

Nigeria — 0.1%
Nigeria Government International Bond
8.38%, 03/24/29(c)		400	289,000
7.88%, 02/16/32(g)		208	133,120

			422,120

Oman — 0.1%
Oman Government International Bond(g)
6.50%, 03/08/47		309	254,539
6.75%, 01/17/48		309	259,173
7.00%, 01/25/51		224	190,960

			704,672

Panama — 0.3%
Panama Government International Bond
3.88%, 03/17/28		742	670,953
3.16%, 01/23/30(d)		1,015	825,195

			1,496,148

Paraguay — 0.1%
Paraguay Government International Bond
4.95%, 04/28/31(c)		200	182,475
5.60%, 03/13/48(g)		210	162,855
5.40%, 03/30/50(g)		200	152,288

			497,618

Peru — 0.2%
Corp. Financiera de Desarrollo SA, 4.75%, 07/15/25(g)		379	357,989

28	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2022	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Peru (continued)
Peruvian Government International Bond
2.78%, 01/23/31(d)	USD	233	$183,604
1.86%, 12/01/32(d)		712	491,636
3.00%, 01/15/34		176	131,032

			1,164,261

Qatar — 0.1%
Qatar Government International Bond
4.00%, 03/14/29(c)		478	454,014
4.40%, 04/16/50(g)		200	167,996

			622,010

Romania — 0.2%
Romanian Government International Bond
5.25%, 11/25/27(c)		416	380,198
2.88%, 03/11/29(g)	EUR	429	327,456
2.50%, 02/08/30(g)		451	324,609

			1,032,263

Saudi Arabia — 0.2%
Saudi Government International Bond
4.38%, 04/16/29(c)	USD	200	190,914
4.50%, 04/17/30(d)(g)		362	346,307
2.25%, 02/02/33(g)		524	402,380

			939,601

South Africa — 0.1%
Republic of South Africa Government International Bond
4.85%, 09/30/29		210	177,883
5.88%, 04/20/32		390	332,963
5.00%, 10/12/46		501	313,845

			824,691

Sri Lanka — 0.0%
Sri Lanka Government International Bond, 6.85%, 03/14/24(g)(l)(m)		400	89,825

Ukraine — 0.0%
Ukraine Government International Bond(l)(m)
8.99%, 02/01/26(g)		224	41,132
7.75%, 09/01/27(g)		226	37,544
7.25%, 03/15/35(c)		371	55,372

			134,048

Uruguay — 0.1%
Republica Orient Uruguay, 5.75%, 10/28/34		449	455,674

Total Foreign Agency Obligations — 3.4% (Cost: $21,891,302)			18,526,565

Municipal Bonds

California — 0.0%
California County Tobacco Securitization Agency, Refunding RB, Series B-2, Subordinate, 0.00%, 06/01/55(j)		1,230	187,931

Security	Par (000)		Value

Illinois — 0.2%
State of Illinois, GO, 5.10%, 06/01/33	USD	800	$743,758

Total Municipal Bonds — 0.2% (Cost: $1,010,674)			931,689

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations — 11.7%
BRAVO Residential Funding Trust, Series 2021- NQM1, Class A1, 0.94%, 02/25/49(b)(c)		804	733,922
Chase Home Lending Mortgage Trust, Series 2019- ATR1, Class A12, 6.50%, 04/25/49(b)(c)		440	417,082
CHL Mortgage Pass-Through Trust
Series 2007-J2, Class 2A1, (1 mo. LIBOR US + 0.65%), 4.24%, 07/25/37(b)(e)		2,655	703,076
Series 2007-J2, Class 2A8, 6.00%, 07/25/37		1,466	603,634
Citigroup Mortgage Loan Trust, Series 2006-AR7, Class 2A3A, 3.72%, 11/25/36(b)		795	744,643
COLT Mortgage Loan Trust(c)
Series 2020-2, Class M1, 5.25%, 03/25/65(b)		2,550	2,228,596
Series 2020-3, Class M1, 3.36%, 04/27/65(b)		2,850	2,466,645
Series 2022-1, Class A1, 4.55%, 04/25/67(b)		1,497	1,362,673
Series 2022-7, Class A1, 5.16%, 04/25/67		2,649	2,518,916
Countrywide Alternative Loan Trust
Series 2005-9CB, Class 1A3, (1 mo. LIBOR US + 0.45%), 4.04%, 05/25/35(b)		1,348	1,168,283
Series 2006-40T1, Class 2A5, (1 mo. LIBOR US + 0.40%), 3.99%, 12/25/36(b)		2,269	308,378
Series 2006-7CB, Class 2A1, 6.50%, 05/25/36		1,424	714,401
Series 2006-J7, Class 2A1, (1 mo. LIBOR US + 1.50%), 4.63%, 11/20/46(b)		3,085	2,210,849
Series 2006-J8, Class A5, 6.00%, 02/25/37		1,849	833,389
Series 2006-OA14, Class 3A1, (12 mo. MTA + 0.85%), 2.22%, 11/25/46(b)(e)		4,459	3,728,631
Series 2006-OA16, Class A2, (1 mo. LIBOR US + 0.38%), 3.97%, 10/25/46(b)		2,944	2,569,699
Series 2006-OA18, Class A1, (1 mo. LIBOR US + 0.24%), 3.83%, 12/25/46(b)		1,720	1,463,633
Series 2006-OA6, Class 1A1A, (1 mo. LIBOR US + 0.42%), 4.01%, 07/25/46(b)		3,436	2,681,561
Series 2006-OA8, Class 1A1, (1 mo. LIBOR US + 0.38%), 3.97%, 07/25/46(b)		1,159	969,092
Series 2007-12T1, Class A22, 5.75%, 06/25/37		3,398	1,622,964
Series 2007-12T1, Class A5, 6.00%, 06/25/37		1,649	811,927
Series 2007-19, Class 1A1, 6.00%, 08/25/37		547	280,881
Series 2007-22, Class 2A16, 6.50%, 09/25/37		7,072	2,957,915
Series 2007-23CB, Class A1, 6.00%, 09/25/37		4,135	2,357,465
Series 2007-4CB, Class 1A3, (1 mo. LIBOR US + 0.35%), 3.94%, 04/25/37(b)		1,688	1,298,095
Series 2007-OA2, Class 1A1, (12 mo. MTA + 0.84%), 2.21%, 03/25/47(b)		2,046	1,688,504
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-OA5, Class 3A1, (1 mo. LIBOR US + 0.40%), 3.99%, 04/25/46(b)		4,217	3,860,205
Credit Suisse Mortgage Capital Certificates Trust, Class A1, 5.17%, 05/25/67(b)(c)		2,945	2,784,975

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) October 31, 2022	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Collateralized Mortgage Obligations (continued)
CSMC Trust(b)(c)
Series 2011-4R, Class 1A2, (1 mo. LIBOR US + 1.50%), 4.06%, 09/27/37	USD	1,407	$1,183,943
Series 2021-NQM2, Class M1, 2.28%, 02/25/66		1,500	1,066,830
Ellington Financial Mortgage Trust, Series 2020-1, Class M1, 5.24%, 05/25/65(b)(c)		500	463,107
GS Mortgage-Backed Securities Trust, Series 2021- PJ7, Class A2, 2.50%, 01/25/52(b)(c)		2,170	1,673,066
Homeward Opportunities Fund Trust, Series 2022-1, Class A1, 5.08%, 07/25/67(c)		1,114	1,050,808
MFA Trust, Series 2021-NQM1, Class M1, 2.31%, 04/25/65(b)(c)		2,000	1,541,736
Morgan Stanley Re-REMIC Trust, Series 2010-R5, Class 7B, 2.82%, 05/26/37(c)		4,324	4,082,378
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-AF1, Class 1A2, 6.16%, 05/25/36(b)		6,759	1,509,811
Residential Asset Securitization Trust, Series 2006- A8, Class 2A5, (1 mo. LIBOR US + 0.60%), 4.19%, 08/25/36(b)		6,342	1,089,820
SG Residential Mortgage Trust, Series 2022-2, Class A1, 5.35%, 09/25/67(c)		745	710,307
STAR Trust, Series 2021-1, Class M1, 2.36%, 05/25/65(b)(c)		1,750	1,390,415
Starwood Mortgage Residential Trust, Series 2020-3, Class M1, 3.54%, 04/25/65(b)(c)		1,057	987,871
Verus Securitization Trust, Series 2022-7, Class A1, 5.15%, 07/25/67(c)		1,977	1,857,388

			64,697,514
Commercial Mortgage-Backed Securities(b)(c) — 0.5%
Bayview Commercial Asset Trust, Series 2007-2A, Class A1, (1 mo. LIBOR US + 0.27%), 3.86%, 07/25/37		1,457	1,271,091
BX Commercial Mortgage Trust, Series 2019-XL, Class A, (1 mo. LIBOR US + 0.92%), 4.33%, 10/15/36		831	814,313
Extended Stay America Trust, Series 2021-ESH, Class D, (1 mo. LIBOR US + 2.25%), 5.66%, 07/15/38		322	304,398
Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2006-1A, Class B, (1 mo. LIBOR US + 1.00%), 4.59%, 04/25/31		485	477,445

			2,867,247

Total Non-Agency Mortgage-Backed Securities — 12.2% (Cost: $85,025,498)			67,564,761

Preferred Securities

Capital Trusts — 6.4%(b)

Automobiles(k) — 0.1%
General Motors Financial Co., Inc., Series C, 5.70%		395	335,750
Volkswagen International Finance NV, 4.38%(g)	EUR	100	80,271

			416,021

Banks(k) — 2.1%
Banco Mercantil del Norte SA(c)
5.88%	USD	205	157,338
6.75%		292	264,625

Security	Par (000)		Value

Banks (continued)
Bank of East Asia Ltd., 5.88%(g)	USD	250	$200,203
Industrial & Commercial Bank of China Ltd., 3.20%(g)		210	187,446
ING Groep NV, 3.88%		1,750	1,141,875
Kasikornbank PCL, 5.28%(g)		246	215,219
Nordea Bank Abp, 3.75%(c)		560	392,720
PNC Financial Services Group, Inc., Series V, 6.20%(d)		377	357,094
Rizal Commercial Banking Corp., 6.50%(g)		200	170,288
TMBThanachart Bank PCL, 4.90%(g)		250	217,781
Wells Fargo & Co., Series S, 5.90%(d)		8,800	7,980,500

			11,285,089

Capital Markets — 0.4%
Bank of New York Mellon Corp., Series I, 3.75%(d)(k)		2,845	2,191,162

Diversified Financial Services(k) — 3.3%
Bank of America Corp.(d)
Series AA, 6.10%		2,865	2,764,725
Series X, 6.25%		5,535	5,387,976
Barclays PLC
4.38%		585	388,270
8.00%		275	246,360
BNP Paribas SA, 6.88%(g)	EUR	200	192,215
Credit Agricole SA, 4.75%(c)	USD	260	186,701
HSBC Holdings PLC, 6.00%(d)		695	563,089
JPMorgan Chase & Co.(d)
Series FF, 5.00%		1,025	944,332
Series HH, 4.60%		320	285,568
NatWest Group PLC, 6.00%(d)		1,185	1,054,531
Societe Generale SA(c)
5.38%		3,000	2,173,055
6.75%		3,000	2,441,241
UBS Group AG, 3.88%(c)(d)		1,750	1,333,850
Woori Bank, 4.25%(g)		250	215,359

			18,177,272

Electric Utilities — 0.4%
Edison International, Series B, 5.00%(k)		220	178,200
NextEra Energy Capital Holdings, Inc., 5.65%, 05/01/79(d)		2,500	2,112,073

			2,290,273
Independent Power and Renewable Electricity Producers — 0.1%
Vistra Corp., 7.00%(c)(k)		307	271,574

Insurance — 0.0%
Heungkuk Life Insurance Co. Ltd., 4.48%(g)(k)		200	198,288

Media — 0.0%
SES SA, 2.88%(g)(k)	EUR	100	74,242

Oil, Gas & Consumable Fuels(g)(k) — 0.0%
Abertis Infraestructuras Finance BV, 3.25%		100	81,817
Repsol International Finance BV, 4.25%		100	84,706

			166,523

Real Estate Management & Development — 0.0%
Aroundtown SA, 3.38%(g)(k)		100	47,436

Utilities — 0.0%
Electricite de France SA, 3.00%(g)(k)		200	139,264

30	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2022	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Wireless Telecommunication Services — 0.0%
Vodafone Group PLC, 2.63%, 08/27/80(g)	EUR	100	$86,185

			35,343,329

	Shares

Preferred Stocks — 2.5%(b)(k)

Capital Markets — 2.5%
Goldman Sachs Group, Inc., Series J		395,017	9,721,368
Morgan Stanley
Series F		100,000	2,502,000
Series K		60,125	1,377,464

			13,600,832

Total Preferred Securities — 8.9% (Cost: $55,755,638)			48,944,161

	Par (000)

U.S. Government Sponsored Agency Securities

Collateralized Mortgage Obligations — 0.9%
Freddie Mac REMICS, Series 4480, Class ZX, 4.00%, 11/15/44	USD	5,016	4,711,438
Ginnie Mae, Series 2017-136, Class GB, 3.00%, 03/20/47		667	610,272

			5,321,710

Mortgage-Backed Securities — 25.6%
Fannie Mae Mortgage-Backed Securities(d)
4.50%, 07/01/55		7,314	7,066,446
4.00%, 02/01/56 - 04/01/56		7,637	7,099,954
Uniform Mortgage-Backed Securities(p)
4.50%, 11/01/23 - 12/13/52(d)		27,458	25,897,484
4.00%, 02/01/34 - 11/14/52(d)		94,793	86,556,749
5.00%, 11/14/52 - 12/13/52		15,200	14,651,961

			141,272,594

Total U.S. Government Sponsored Agency Securities — 26.5% (Cost: $157,465,267)			146,594,304

U.S. Treasury Obligations

U.S. Treasury Notes, 3.25%, 08/31/24(d)		14,300	13,973,781

Total U.S. Treasury Obligations — 2.5% (Cost: $14,221,965)			13,973,781

	Shares

Warrants

Entertainment — 0.0%
Aviron Capital LLC (Expires 12/16/31)(a)		10	—

Total Warrants — 0.0% (Cost: $—)			—

Total Long-Term Investments — 155.1% (Cost: $968,150,992)			856,940,724

Security		Shares	Value

Short-Term Securities

Money Market Funds — 2.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.92%(q)(r)		11,782,913	$11,782,913

Total Short-Term Securities — 2.1% (Cost: $11,782,913)			11,782,913

Options Purchased — 0.0% (Cost: $1,072)			39

Total Investments Before TBA Sale Commitments and Options Written — 157.2% (Cost: $979,934,977)			868,723,676

		Par (000)

TBA Sale Commitments(p)

Mortgage-Backed Securities — (2.1)%
Uniform Mortgage-Backed Securities
4.50%, 11/14/52	USD	(8,400)	(7,878,937)
5.00%, 11/14/52		(4,200)	(4,049,883)

Total TBA Sale Commitments — (2.1)% (Proceeds: $(11,925,176))			(11,928,820)

Options Written — (0.0)% (Premiums Received: $(871))			(908)

Total Investments, Net of TBA Sale Commitments and Options Written — 155.1% (Cost: $968,008,930)			856,793,948

Liabilities in Excess of Other Assets — (55.1)%			(304,241,703)

Net Assets — 100.0%			$552,552,245

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(e)	When-issued security.
(f)	Rounds to less than 1,000.
(g)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(h)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(i)	Convertible security.
(j)	Zero-coupon bond.
(k)	Perpetual security with no stated maturity date.
(l)	Issuer filed for bankruptcy and/or is in default.
(m)	Non-income producing security.
(n)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(o)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(p)	Represents or includes a TBA transaction.
(q)	Affiliate of the Trust.
(r)	Annualized 7-day yield as of period end.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) October 31, 2022	BlackRock Multi-Sector Income Trust (BIT)

Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the year ended October 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/22	Shares Held at 10/31/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$36,212,415	$—	$(24,429,502	)(a)	$—	$—	$11,782,913	11,782,913	$140,608	$—

(a)	Represents net amount purchased (sold).
Reverse Repurchase Agreements

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non‑Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)

Credit Agricole Corporate and Investment Bank	2.88	%(b)	09/12/22	Open		$14,228,500	$14,233,943	U.S. Government Sponsored Agency Securities	Open/Demand
BofA Securities, Inc.	3.21		09/23/22	11/04/22		961,537	964,624	Corporate Bonds	Up to 30 Days
Credit Suisse Securities (USA) LLC	(2.25	)(b)	09/23/22	Open		105,420	105,183	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	3.40	(b)	09/23/22	Open		2,502,500	2,511,008	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.38	(b)	09/23/22	Open		353,600	354,795	Corporate Bonds	Open/Demand
BofA Securities, Inc.	3.20		09/27/22	11/04/22		779,760	782,117	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	3.40		09/27/22	11/04/22		635,312	637,353	Corporate Bonds	Up to 30 Days
Barclays Bank PLC	3.25	(b)	09/27/22	Open		672,187	674,251	Corporate Bonds	Open/Demand
BNP Paribas S.A.	3.24	(b)	09/27/22	Open		1,176,875	1,180,476	Capital Trusts	Open/Demand
BNP Paribas S.A.	3.35	(b)	09/27/22	Open		890,697	893,516	Corporate Bonds	Open/Demand
BNP Paribas S.A.	3.35	(b)	09/27/22	Open		1,327,635	1,331,835	Corporate Bonds	Open/Demand
BNP Paribas S.A.	3.35	(b)	09/27/22	Open		1,067,194	1,070,570	Corporate Bonds	Open/Demand
BNP Paribas S.A.	3.38	(b)	09/27/22	Open		1,327,022	1,331,259	Corporate Bonds	Open/Demand
BNP Paribas S.A.	3.42	(b)	09/27/22	Open		1,051,650	1,055,047	Corporate Bonds	Open/Demand
BNP Paribas S.A.	3.42	(b)	09/27/22	Open		1,029,162	1,032,487	Corporate Bonds	Open/Demand
BNP Paribas S.A.	3.45	(b)	09/27/22	Open		1,095,525	1,099,095	Corporate Bonds	Open/Demand
BNP Paribas S.A.	3.55	(b)	09/27/22	Open		1,453,477	1,457,788	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	3.35	(b)	09/27/22	Open		518,269	519,909	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	3.37	(b)	09/27/22	Open		437,534	438,926	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.25	(b)	09/27/22	Open		366,188	367,312	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.25	(b)	09/27/22	Open		578,375	580,150	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.25	(b)	09/27/22	Open		1,064,062	1,067,329	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.25	(b)	09/27/22	Open		226,695	227,391	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.25	(b)	09/27/22	Open		118,300	118,663	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.25	(b)	09/27/22	Open		198,594	199,203	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.25	(b)	09/27/22	Open		333,925	334,950	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.25	(b)	09/27/22	Open		564,687	566,421	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.25	(b)	09/27/22	Open		765,000	767,348	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.25	(b)	09/27/22	Open		391,250	392,451	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.25	(b)	09/27/22	Open		609,375	611,245	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.25	(b)	09/27/22	Open		355,500	356,591	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.25	(b)	09/27/22	Open		468,000	469,437	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.25	(b)	09/27/22	Open		720,937	723,150	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.25	(b)	09/27/22	Open		344,500	345,557	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.25	(b)	09/27/22	Open		330,000	331,013	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.25	(b)	09/27/22	Open		553,875	555,575	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.25	(b)	09/27/22	Open		355,726	356,818	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.25	(b)	09/27/22	Open		510,125	511,691	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.25	(b)	09/27/22	Open		163,125	163,626	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.25	(b)	09/27/22	Open		210,619	211,265	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.25	(b)	09/27/22	Open		390,000	391,197	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.25	(b)	09/27/22	Open		1,205,625	1,209,326	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.25	(b)	09/27/22	Open		795,000	797,440	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.25	(b)	09/27/22	Open		410,000	411,258	Corporate Bonds	Open/Demand

32	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2022	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non‑Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)

RBC Capital Markets LLC	3.25	%(b)	09/27/22	Open		$504,375	$505,923	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.25	(b)	09/27/22	Open		285,000	285,875	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.25	(b)	09/27/22	Open		2,048,725	2,055,013	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.25	(b)	09/27/22	Open		340,500	341,545	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.25	(b)	09/27/22	Open		1,763,100	1,768,512	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.25	(b)	09/27/22	Open		1,873,127	1,878,877	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.25	(b)	09/27/22	Open		645,750	647,732	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.25	(b)	09/27/22	Open		310,515	311,468	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.25	(b)	09/27/22	Open		492,619	494,131	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.25	(b)	09/27/22	Open		243,738	244,486	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.40	(b)	09/27/22	Open		1,497,965	1,502,775	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.40	(b)	09/27/22	Open		1,067,884	1,071,313	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.40	(b)	09/27/22	Open		443,919	445,344	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.40	(b)	09/27/22	Open		222,750	223,465	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.40	(b)	09/27/22	Open		174,613	175,173	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.40	(b)	09/27/22	Open		155,793	156,293	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.40	(b)	09/27/22	Open		767,646	770,111	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.40	(b)	09/27/22	Open		786,915	789,442	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.40	(b)	09/27/22	Open		221,738	222,450	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.40	(b)	09/27/22	Open		421,662	423,017	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.40	(b)	09/27/22	Open		726,630	728,963	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.40	(b)	09/27/22	Open		428,505	429,881	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.40	(b)	09/27/22	Open		368,078	369,259	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.40	(b)	09/27/22	Open		2,156,250	2,163,174	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	3.24	(b)	09/27/22	Open		214,375	215,031	Corporate Bonds	Open/Demand
BofA Securities, Inc.	3.35		09/29/22	11/04/22		1,056,564	1,059,710	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	3.45		09/29/22	11/04/22		878,381	881,075	Capital Trusts	Up to 30 Days
BNP Paribas S.A.	3.35	(b)	09/29/22	Open		1,537,500	1,542,078	Corporate Bonds	Open/Demand
BNP Paribas S.A.	3.39	(b)	09/29/22	Open		1,141,222	1,144,661	Corporate Bonds	Open/Demand
BNP Paribas S.A.	3.40	(b)	09/30/22	Open		998,387	1,000,704	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.38	(b)	09/30/22	Open		311,585	312,433	Corporate Bonds	Open/Demand
BofA Securities, Inc.	3.20		10/03/22	11/04/22		248,985	249,605	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	3.20		10/03/22	11/04/22		74,263	74,447	Corporate Bonds	Up to 30 Days
Barclays Bank PLC	3.30	(b)	10/03/22	Open		481,915	483,152	Corporate Bonds	Open/Demand
Barclays Bank PLC	3.30	(b)	10/03/22	Open		1,670,000	1,674,286	Corporate Bonds	Open/Demand
Barclays Bank PLC	3.30	(b)	10/03/22	Open		3,628,500	3,637,813	Capital Trusts	Open/Demand
Barclays Bank PLC	3.30	(b)	10/03/22	Open		153,813	154,207	Capital Trusts	Open/Demand
Barclays Capital Inc.	3.30	(b)	10/03/22	Open		310,969	311,767	Capital Trusts	Open/Demand
Barclays Capital Inc.	3.30	(b)	10/03/22	Open		759,781	761,731	Capital Trusts	Open/Demand
BNP Paribas S.A.	3.11	(b)	10/03/22	Open		194,593	195,063	Corporate Bonds	Open/Demand
BNP Paribas S.A.	3.29	(b)	10/03/22	Open		539,825	541,206	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	3.25	(b)	10/03/22	Open		767,187	769,127	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	3.25	(b)	10/03/22	Open		388,750	389,733	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	3.25	(b)	10/03/22	Open		342,543	343,408	Foreign Agency Obligations	Open/Demand
Credit Agricole Corporate and Investment Bank	3.27	(b)	10/03/22	Open		294,125	294,873	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	3.27	(b)	10/03/22	Open		173,585	174,026	Foreign Agency Obligations	Open/Demand
Credit Agricole Corporate and Investment Bank	3.30	(b)	10/03/22	Open		1,126,875	1,129,767	Capital Trusts	Open/Demand
Credit Agricole Corporate and Investment Bank	3.32	(b)	10/03/22	Open		409,765	410,823	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	3.35	(b)	10/03/22	Open		452,250	453,428	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	3.37	(b)	10/03/22	Open		375,975	376,960	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.75	(b)	10/03/22	Open		111,155	111,393	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	3.30	(b)	10/03/22	Open		224,569	225,145	Foreign Agency Obligations	Open/Demand
RBC Capital Markets LLC	3.25	(b)	10/03/22	Open		197,050	197,548	Corporate Bonds	Open/Demand

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) October 31, 2022	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non‑Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)

RBC Capital Markets LLC	3.25	%(b)	10/03/22	Open		$88,523	$88,746	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.25	(b)	10/03/22	Open		203,438	203,952	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.28	(b)	10/03/22	Open		1,664,687	1,668,934	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.28	(b)	10/03/22	Open		274,313	275,012	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.28	(b)	10/03/22	Open		428,125	429,217	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.28	(b)	10/03/22	Open		2,328,125	2,334,064	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.38	(b)	10/03/22	Open		560,000	561,472	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.38	(b)	10/03/22	Open		334,999	335,879	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.38	(b)	10/03/22	Open		38,359	38,460	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.38	(b)	10/03/22	Open		300,300	301,089	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.38	(b)	10/03/22	Open		125,011	125,340	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.38	(b)	10/03/22	Open		605,412	607,004	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.38	(b)	10/03/22	Open		914,062	916,465	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.38	(b)	10/03/22	Open		136,955	137,315	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.40	(b)	10/03/22	Open		256,381	257,059	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.40	(b)	10/03/22	Open		256,658	257,336	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.40	(b)	10/03/22	Open		129,210	129,552	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.40	(b)	10/03/22	Open		72,800	72,993	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.40	(b)	10/03/22	Open		621,879	623,523	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.40	(b)	10/03/22	Open		623,645	625,294	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.40	(b)	10/03/22	Open		673,881	675,663	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.40	(b)	10/03/22	Open		232,875	233,491	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	3.25	(b)	10/03/22	Open		289,080	289,811	Corporate Bonds	Open/Demand
Barclays Bank PLC	2.75	(b)	10/04/22	Open		16,250	16,284	Corporate Bonds	Open/Demand
Barclays Bank PLC	3.25	(b)	10/04/22	Open		1,977,275	1,982,095	Capital Trusts	Open/Demand
Barclays Bank PLC	3.25	(b)	10/04/22	Open		1,522,306	1,526,017	Corporate Bonds	Open/Demand
Barclays Bank PLC	3.30	(b)	10/04/22	Open		2,528,362	2,534,620	Capital Trusts	Open/Demand
Barclays Bank PLC	3.30	(b)	10/04/22	Open		826,250	828,295	Capital Trusts	Open/Demand
Barclays Bank PLC	3.30	(b)	10/04/22	Open		1,275,869	1,279,027	Corporate Bonds	Open/Demand
Barclays Capital Inc.	(1.75	)(b)	10/04/22	Open		293,458	293,072	Corporate Bonds	Open/Demand
Barclays Capital Inc.	(1.50	)(b)	10/04/22	Open		590,276	589,612	Corporate Bonds	Open/Demand
Barclays Capital Inc.	3.25	(b)	10/04/22	Open		708,875	710,603	Corporate Bonds	Open/Demand
Barclays Capital Inc.	3.25	(b)	10/04/22	Open		965,700	968,054	Capital Trusts	Open/Demand
Barclays Capital Inc.	3.40	(b)	10/04/22	Open		896,772	899,059	Corporate Bonds	Open/Demand
BNP Paribas S.A.	3.15	(b)	10/04/22	Open		404,325	405,280	Corporate Bonds	Open/Demand
BofA Securities, Inc.	3.20		10/05/22	11/04/22		299,375	300,067	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	3.25		10/05/22	11/04/22		7,029,000	7,045,499	Capital Trusts	Up to 30 Days
BofA Securities, Inc.	3.35		10/05/22	11/04/22		1,425,025	1,428,473	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	3.35		10/05/22	11/04/22		809,752	811,712	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	3.35		10/05/22	11/04/22		1,559,180	1,562,952	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	3.15		10/06/22	11/04/22		607,451	608,780	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	3.15		10/06/22	11/04/22		278,933	279,543	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	3.15		10/06/22	11/04/22		399,048	399,920	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	3.15		10/06/22	11/04/22		467,677	468,701	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	3.15		10/06/22	11/04/22		805,500	807,262	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	3.15		10/06/22	11/04/22		446,320	447,296	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	3.15		10/06/22	11/04/22		385,625	386,469	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	3.15		10/06/22	11/04/22		575,987	577,247	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	3.15		10/06/22	11/04/22		555,275	556,490	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	3.15		10/06/22	11/04/22		337,500	338,238	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	3.15		10/06/22	11/04/22		555,555	556,770	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	3.15		10/06/22	11/04/22		685,702	687,202	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	3.44		10/11/22	11/14/22		1,389,786	1,392,309	U.S. Government Sponsored Agency Securities	Up to 30 Days
BofA Securities, Inc.	3.44		10/11/22	11/14/22		2,140,939	2,144,826	U.S. Government Sponsored Agency Securities	Up to 30 Days
BofA Securities, Inc.	3.44		10/11/22	11/14/22		121,014	121,234	U.S. Government Sponsored Agency Securities	Up to 30 Days
BofA Securities, Inc.	3.44		10/11/22	11/14/22		1,238,880	1,241,129	U.S. Government Sponsored Agency Securities	Up to 30 Days
BofA Securities, Inc.	3.44		10/11/22	11/14/22		164,710	165,009	U.S. Government Sponsored Agency Securities	Up to 30 Days

34	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2022	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non‑Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)

BofA Securities, Inc.	3.44%		10/11/22	11/14/22		$1,722,194	$1,725,321	U.S. Government Sponsored Agency Securities	Up to 30 Days
BofA Securities, Inc.	3.44		10/11/22	11/14/22		1,601,671	1,604,579	U.S. Government Sponsored Agency Securities	Up to 30 Days
BofA Securities, Inc.	3.44		10/11/22	11/14/22		242,592	243,033	U.S. Government Sponsored Agency Securities	Up to 30 Days
BofA Securities, Inc.	3.44		10/11/22	11/14/22		1,718,009	1,721,128	U.S. Government Sponsored Agency Securities	Up to 30 Days
BofA Securities, Inc.	3.44		10/11/22	11/14/22		693,700	694,960	U.S. Government Sponsored Agency Securities	Up to 30 Days
BofA Securities, Inc.	3.44		10/11/22	11/14/22		1,613,366	1,616,295	U.S. Government Sponsored Agency Securities	Up to 30 Days
BofA Securities, Inc.	3.44		10/11/22	11/14/22		429,046	429,825	U.S. Government Sponsored Agency Securities	Up to 30 Days
BofA Securities, Inc.	3.44		10/11/22	11/14/22		3,624,808	3,631,389	U.S. Government Sponsored Agency Securities	Up to 30 Days
BofA Securities, Inc.	3.44		10/11/22	11/14/22		1,284,735	1,287,068	U.S. Government Sponsored Agency Securities	Up to 30 Days
BofA Securities, Inc.	3.44		10/11/22	11/14/22		103,771	103,959	U.S. Government Sponsored Agency Securities	Up to 30 Days
BofA Securities, Inc.	3.44		10/11/22	11/14/22		368,800	369,470	U.S. Government Sponsored Agency Securities	Up to 30 Days
BofA Securities, Inc.	3.44		10/11/22	11/14/22		3,004,554	3,010,009	U.S. Government Sponsored Agency Securities	Up to 30 Days
BofA Securities, Inc.	3.44		10/11/22	11/14/22		131,901	132,140	U.S. Government Sponsored Agency Securities	Up to 30 Days
BofA Securities, Inc.	3.44		10/11/22	11/14/22		721,411	722,721	U.S. Government Sponsored Agency Securities	Up to 30 Days
BofA Securities, Inc.	3.44		10/11/22	11/14/22		1,107,874	1,109,885	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	3.44		10/11/22	11/14/22		4,907,414	4,916,324	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	3.44		10/11/22	11/14/22		6,932,935	6,945,522	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	3.44		10/11/22	11/14/22		2,088,824	2,092,616	U.S. Government Sponsored Agency Securities	Up to 30 Days
RBC Capital Markets LLC	3.42		10/11/22	11/14/22		57,893,576	57,970,973	U.S. Government Sponsored Agency Securities	Up to 30 Days
BNP Paribas S.A.	3.33	(b)	10/12/22	Open		848,749	850,240	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	3.30	(b)	10/12/22	Open		657,272	658,416	Foreign Agency Obligations	Open/Demand
RBC Capital Markets LLC	3.38	(b)	10/12/22	Open		886,717	888,299	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	3.24	(b)	10/12/22	Open		401,423	402,109	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	3.24	(b)	10/12/22	Open		788,604	789,952	Corporate Bonds	Open/Demand
BofA Securities, Inc.	3.15		10/14/22	11/04/22		345,625	346,079	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	3.15		10/14/22	11/04/22		132,750	132,924	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	3.15		10/14/22	11/04/22		329,375	329,807	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	3.15		10/14/22	11/04/22		279,563	279,929	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	3.15		10/14/22	11/04/22		102,938	103,073	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	3.15		10/14/22	11/04/22		310,200	310,607	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	3.15		10/14/22	11/04/22		222,688	222,980	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	3.15		10/14/22	11/04/22		395,250	395,769	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	3.15		10/14/22	11/04/22		442,000	442,580	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	3.15		10/14/22	11/04/22		541,125	541,835	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	3.15		10/14/22	11/04/22		678,750	679,641	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	0.25		10/18/22	11/04/22		297,019	297,046	Corporate Bonds	Up to 30 Days
Nomura Securities International, Inc.	3.23	(b)	10/18/22	Open		370,000	370,432	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	3.23	(b)	10/18/22	Open		820,835	821,792	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	3.23	(b)	10/18/22	Open		1,624,400	1,626,295	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	3.23	(b)	10/18/22	Open		1,430,625	1,432,294	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	3.23	(b)	10/18/22	Open		393,125	393,584	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	3.23	(b)	10/18/22	Open		659,750	660,520	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	3.10	(b)	10/19/22	Open		264,413	264,686	Corporate Bonds	Open/Demand

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) October 31, 2022	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non‑Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)

Nomura Securities International, Inc.	3.10	%(b)	10/19/22	Open		$588,750	$589,358	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	3.23	(b)	10/19/22	Open		273,226	273,520	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	3.23	(b)	10/19/22	Open		228,600	228,846	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	3.23	(b)	10/19/22	Open		231,123	231,371	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	3.23	(b)	10/19/22	Open		838,289	839,191	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	3.23	(b)	10/19/22	Open		392,906	393,329	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	3.23	(b)	10/19/22	Open		346,320	346,693	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	3.23	(b)	10/19/22	Open		207,400	207,623	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	3.23	(b)	10/19/22	Open		221,760	221,999	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	3.23	(b)	10/19/22	Open		582,950	583,578	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	3.23	(b)	10/19/22	Open		572,866	573,483	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	3.23	(b)	10/19/22	Open		359,781	360,169	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	3.23	(b)	10/19/22	Open		377,500	377,906	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	3.27	(b)	10/20/22	Open		440,550	440,990	Foreign Agency Obligations	Open/Demand
Credit Agricole Corporate and Investment Bank	3.27	(b)	10/20/22	Open		762,519	763,281	Foreign Agency Obligations	Open/Demand
RBC Capital Markets LLC	3.40	(b)	10/20/22	Open		489,375	489,883	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	3.25	(b)	10/20/22	Open		151,765	151,916	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	3.25	(b)	10/20/22	Open		393,113	393,503	Corporate Bonds	Open/Demand
BNP Paribas S.A.	3.35	(b)	10/21/22	Open		846,390	847,020	Corporate Bonds	Open/Demand
BNP Paribas S.A.	3.40	(b)	10/21/22	Open		917,206	917,801	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	(2.00)		10/24/22	11/17/22		348,450	348,295	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	3.25		10/24/22	11/17/22		437,325	437,641	Corporate Bonds	Up to 30 Days
BNP Paribas S.A.	3.28	(b)	10/24/22	Open		300,148	300,366	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	3.32	(b)	10/24/22	Open		660,150	660,637	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	3.32	(b)	10/24/22	Open		664,307	664,798	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	3.32	(b)	10/24/22	Open		572,687	573,110	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	3.32	(b)	10/24/22	Open		468,930	469,276	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	3.40	(b)	10/24/22	Open		1,190,825	1,191,725	Corporate Bonds	Open/Demand
BNP Paribas S.A.	3.40	(b)	10/25/22	Open		237,800	237,925	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	3.20	(b)	10/25/22	Open		863,750	864,211	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	3.20	(b)	10/25/22	Open		631,901	632,238	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	3.25	(b)	10/25/22	Open		1,020,512	1,021,157	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.38	(b)	10/26/22	Open		929,939	930,463	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.38	(b)	10/26/22	Open		807,594	808,049	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.38	(b)	10/26/22	Open		555,217	555,530	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.40	(b)	10/26/22	Open		636,620	636,981	Corporate Bonds	Open/Demand
Barclays Bank PLC	3.30	(b)	10/27/22	Open		3,180,870	3,180,870	Corporate Bonds	Open/Demand
Barclays Bank PLC	3.35	(b)	10/27/22	Open		3,070,000	3,070,000	Corporate Bonds	Open/Demand
Barclays Capital Inc.	(3.00	)(b)	10/27/22	Open		33,244	33,244	Corporate Bonds	Open/Demand
Barclays Capital Inc.	3.25	(b)	10/27/22	Open		315,506	315,506	Corporate Bonds	Open/Demand
Barclays Capital Inc.	3.25	(b)	10/27/22	Open		665,050	665,050	Corporate Bonds	Open/Demand
Barclays Capital Inc.	3.25	(b)	10/27/22	Open		468,427	468,428	Corporate Bonds	Open/Demand
Barclays Capital Inc.	3.25	(b)	10/27/22	Open		356,888	356,888	Corporate Bonds	Open/Demand
Barclays Capital Inc.	3.30	(b)	10/27/22	Open		632,511	632,801	Corporate Bonds	Open/Demand
BNP Paribas S.A.	3.25	(b)	10/27/22	Open		266,000	266,000	Capital Trusts	Open/Demand
BNP Paribas S.A.	3.35	(b)	10/27/22	Open		63,363	63,386	Corporate Bonds	Open/Demand
BNP Paribas S.A.	3.40	(b)	10/27/22	Open		1,699,200	1,699,200	Corporate Bonds	Open/Demand
BNP Paribas S.A.	3.42	(b)	10/27/22	Open		1,497,705	1,498,416	Corporate Bonds	Open/Demand
BNP Paribas S.A.	3.42	(b)	10/27/22	Open		770,332	770,333	Corporate Bonds	Open/Demand
BNP Paribas S.A.	3.43	(b)	10/27/22	Open		836,169	836,567	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.00	(b)	10/27/22	Open		11,120	11,120	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.25	(b)	10/27/22	Open		178,220	178,220	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	3.25	(b)	10/27/22	Open		190,350	190,436	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	3.25	(b)	10/27/22	Open		157,739	157,810	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	3.25	(b)	10/27/22	Open		226,448	226,550	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	3.25	(b)	10/27/22	Open		165,633	165,707	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	3.25	(b)	10/27/22	Open		341,656	341,810	Capital Trusts	Open/Demand
HSBC Securities (USA), Inc.	3.25	(b)	10/27/22	Open		270,931	271,054	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.25	(b)	10/27/22	Open		385,575	385,575	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.25	(b)	10/27/22	Open		147,500	147,500	Corporate Bonds	Open/Demand

36	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2022	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non‑Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)

RBC Capital Markets LLC	3.25	%(b)	10/27/22	Open		$195,938	$195,938	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.38	(b)	10/27/22	Open		396,863	396,863	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.38	(b)	10/27/22	Open		244,800	244,800	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.38	(b)	10/27/22	Open		275,573	275,573	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.40	(b)	10/27/22	Open		3,962,500	3,963,997	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.40	(b)	10/27/22	Open		112,309	112,309	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.40	(b)	10/27/22	Open		684,675	684,675	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.40	(b)	10/27/22	Open		355,244	355,244	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.40	(b)	10/27/22	Open		1,014,400	1,014,400	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.40	(b)	10/27/22	Open		724,945	724,945	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.40	(b)	10/27/22	Open		54,390	54,390	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.40	(b)	10/27/22	Open		1,629,087	1,629,088	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	3.25	(b)	10/27/22	Open		369,819	369,986	Corporate Bonds	Open/Demand
BNP Paribas S.A.	3.42	(b)	10/28/22	Open		921,537	921,538	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	3.25	(b)	10/28/22	Open		380,758	380,758	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	3.25	(b)	10/28/22	Open		364,560	364,560	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.35	(b)	10/28/22	Open		3,102,590	3,102,590	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.38	(b)	10/28/22	Open		1,092,541	1,092,541	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.40	(b)	10/28/22	Open		1,881,855	1,881,855	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.40	(b)	10/28/22	Open		2,151,412	2,151,413	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	3.40	(b)	10/28/22	Open		1,409,860	1,409,860	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	3.24	(b)	10/28/22	Open		1,432,615	1,432,615	Corporate Bonds	Open/Demand

						$287,749,922	$288,231,205

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(b)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
Derivative Financial Instruments Outstanding as of Period End
Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
10-Year Japanese Government Treasury Bonds	20	12/13/22	$20,010	$(82,059)
10-Year U.S. Treasury Note	950	12/20/22	105,153	4,377,767
10-Year U.S. Ultra Long Treasury Note	371	12/20/22	43,123	3,741,534
U.S. Long Bond	213	12/20/22	25,746	2,213,448
Ultra U.S. Treasury Bond	299	12/20/22	38,337	4,393,418
2-Year U.S. Treasury Note	58	12/30/22	11,857	(19,342)
5-Year U.S. Treasury Note	1,274	12/30/22	135,860	5,190,116

				$19,814,882

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	734,260	EUR	727,310	JPMorgan Chase Bank N.A.	12/14/22	$13,077
EUR	310,109	USD	307,106	Standard Chartered Bank	12/21/22	611
EUR	76,127	USD	75,389	The Bank of New York Mellon	12/21/22	151
GBP	7,967	USD	9,024	Bank of America N.A.	12/21/22	128
GBP	118,979	USD	134,770	Bank of America N.A.	12/21/22	1,908
USD	6,983,245	EUR	6,950,000	Morgan Stanley & Co. International PLC	12/21/22	86,836

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) October 31, 2022	BlackRock Multi-Sector Income Trust (BIT)

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	1,510,646	GBP	1,314,000	Bank of America N.A.	12/21/22	$1,176
USD	2,293,296	GBP	1,995,000	Bank of America N.A.	12/21/22	1,521

						105,408

USD	107,085	JPY	15,865,912	Citibank N.A.	12/21/22	(282)

						$105,126

OTC Credit Default Swaptions Purchased

	Paid by the Trust	Received by the Trust			Expiration	Credit	Exercise		Notional
Description	Rate/Reference	Rate/Reference	Frequency	Counterparty	Date	Rating(a)		Price	Amount (000)(b)		Value

Call
Sold Protection 5-Year Credit Default Swap, 06/20/27	iTRAXX.XO.37.V1	5.00%	Quarterly	Barclays Bank PLC	11/16/22	NR	EUR	300.00	EUR	100	$5

Put
Buy Protection 5-Year Credit Default Swap, 06/20/27	5.00%	iTRAXX.XO.37.V1	Quarterly	Barclays Bank PLC	11/16/22	NR	EUR	750.00	EUR	100	34

											$39

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.
OTC Credit Default Swaptions Written

	Paid by the Trust	Received by the Trust			Expiration	Credit	Exercise		Notional
Description	Rate/Reference	Rate/Reference	Frequency	Counterparty	Date	Rating(a)		Price	Amount (000)(b)		Value

Call
Buy Protection 5-Year Credit Default Swap, 06/20/27	5.00%	iTRAXX.XO.37.V1	Quarterly	Barclays Bank PLC	11/16/22	NR	EUR	525.00	EUR	100	$(908)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.
Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Trust	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

CDX.NA.HY.39.V1	5.00%	Quarterly	12/20/27	USD	5,750	$10,122	$215,906	$(205,784)
CDX.NA.IG.39.V1	1.00	Quarterly	12/20/27	USD	30,240	(168,401)	(46,415)	(121,986)

						$(158,279)	$169,491	$(327,770)

Centrally Cleared Interest Rate Swaps

Paid by the Trust		Received by the Trust		Effective	Termination	Notional			Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate	Frequency	Date	Date	Amount (000)		Value	(Received)	(Depreciation)

3-Month LIBOR, 4.46%	Quarterly	1.55%	Semi‑Annual	N/A	10/08/31	USD	28,600	$(5,540,814)	$419	$(5,541,233)
1.61%	Semi‑Annual	3‑Month LIBOR, 4.46%	Quarterly	N/A	03/28/32	USD	10,600	2,090,415	161	2,090,254
1.66%	Semi-Annual	3-Month LIBOR, 4.46%	Quarterly	N/A	04/25/32	USD	10,290	2,000,951	159	2,000,792
1.73%	Semi-Annual	3-Month LIBOR, 4.46%	Quarterly	N/A	10/08/36	USD	32,800	8,323,747	617	8,323,130
3-Month LIBOR, 4.46%	Quarterly	1.84%	Semi-Annual	N/A	10/08/51	USD	11,500	(3,905,893)	351	(3,906,244)
3-Month LIBOR, 4.46%	Quarterly	1.93%	Semi-Annual	N/A	10/22/51	USD	2,840	(916,889)	87	(916,976)
3-Month LIBOR, 4.46%	Quarterly	1.92%	Semi-Annual	N/A	10/27/51	USD	1,420	(461,132)	43	(461,175)

								$1,590,385	$1,837	$1,588,548

38	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2022	BlackRock Multi-Sector Income Trust (BIT)

OTC Credit Default Swaps — Buy Protection

Reference Obligations/Index	Financing Rate Paid by the Trust	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

CMBX.NA.7	3.00%	Monthly	Deutsche Bank AG	01/17/47	USD 25,000	$5,188,542	$1,679,348	$3,509,194

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating	(a)		Notional Amount (000)	(b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation )

Casino, Guichard-Perrachon S.A.	5.00%	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	CCC+		EUR	20		$(1,953)	$(1,157)	$(796)
Novafives S.A.S.	5.00	Quarterly	Citibank N.A.	06/20/23	B-		EUR	20		(2,336)	(900)	(1,436)
Casino, Guichard-Perrachon S.A.	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/23	CCC+		EUR	100		(22,183)	(24,969)	2,786
Virgin Media Finance PLC	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/25	B		EUR	20		724	1,750	(1,026)
CMA CGM SA	5.00	Quarterly	Credit Suisse International	06/20/26	NR		EUR	10		254	390	(136)
CMA CGM SA	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/26	BB+		EUR	30		527	1,116	(589)
Jaguar Land Rover Automotive PLC	5.00	Quarterly	Bank of America N.A.	12/20/26	B+		EUR	20		(2,866)	(729)	(2,137)
Jaguar Land Rover Automotive PLC	5.00	Quarterly	Barclays Bank PLC	12/20/26	B+		EUR	10		(1,455)	371	(1,826)
Jaguar Land Rover Automotive PLC	5.00	Quarterly	Credit Suisse International	12/20/26	B+		EUR	10		(1,414)	382	(1,796)
K&S AG	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/26	BB		EUR	30		1,233	2,253	(1,020)
CMA CGM SA	5.00	Quarterly	Barclays Bank PLC	06/20/27	BB+		EUR	3		23	94	(71)
CMA CGM SA	5.00	Quarterly	Credit Suisse International	06/20/27	BB+		EUR	50		353	2,146	(1,793)
CMA CGM SA	5.00	Quarterly	Credit Suisse International	06/20/27	BB+		EUR	18		125	559	(434)
CMA CGM SA	5.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/27	BB+		EUR	18		125	608	(483)
CMA CGM SA	5.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/27	BB+		EUR	17		118	572	(454)
CMA CGM SA	5.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/27	BB+		EUR	5		33	160	(127)
Ladbrokes Coral Group Ltd.	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/27	BB		EUR	10		(1,191)	(1,042)	(149)
Ladbrokes Coral Group Ltd.	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/27	BB		EUR	60		(7,147)	(9,976)	2,829
Adler Real Estate AG	5.00	Quarterly	Bank of America N.A.	12/20/27	CCC		EUR	9		(2,762)	(2,198)	(564)
Adler Real Estate AG	5.00	Quarterly	Barclays Bank PLC	12/20/27	CCC		EUR	5		(1,660)	(1,304)	(356)
Adler Real Estate AG	5.00	Quarterly	Barclays Bank PLC	12/20/27	CCC		EUR	15		(4,667)	(3,667)	(1,000)
Adler Real Estate AG	5.00	Quarterly	Citibank N.A.	12/20/27	CCC		EUR	4		(1,354)	(1,093)	(261)
Adler Real Estate AG	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/27	CCC		EUR	9		(2,834)	(2,261)	(573)
Adler Real Estate AG	5.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/27	CCC		EUR	7		(2,055)	(1,619)	(436)
CMBX.NA.7	3.00	Monthly	Barclays Bank PLC	01/17/47	C-		USD	10,000		(2,075,417)	(470,907)	(1,604,510)
CMBX.NA.7	3.00	Monthly	Barclays Bank PLC	01/17/47	C-		USD	5,000		(1,037,708)	(235,182)	(802,526)
CMBX.NA.7	3.00	Monthly	Barclays Bank PLC	01/17/47	C-		USD	10,000		(2,075,417)	(232,924)	(1,842,493)
CMBX.NA.9	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	N/R		USD	5,000		(1,008,021)	(515,274)	(492,747)
CMBX.NA.15	3.00	Monthly	Morgan Stanley & Co. International PLC	11/15/64	N/R		USD	2,972		(556,088)	(558,436)	2,348

										$(6,805,013)	$(2,053,237)	$(4,751,776)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.
Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value

Centrally Cleared Swaps(a)	$ 217,743	$ (46,415)	$12,414,176	$(11,153,398)	$—
OTC Swaps	1,689,749	(2,063,638)	3,517,157	(4,759,739)	—
Options Written	N/A	N/A	—	(37)	(908)

(a)
Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) October 31, 2022	BlackRock Multi-Sector Income Trust (BIT)

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$19,916,283	$—	$19,916,283
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	105,408	—	—	105,408
Options purchased
Investments at value — unaffiliated(b)	—	39	—	—	—	—	39
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	—	—	—	12,414,176	—	12,414,176
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	5,206,906	—	—	—	—	5,206,906

	$—	$5,206,945	$—	$105,408	$32,330,459	$—	$37,642,812

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$101,401	$—	$101,401
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	282	—	—	282
Options written
Options written at value	—	908	—	—	—	—	908
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	327,770	—	—	10,825,628	—	11,153,398
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	6,823,377	—	—	—	—	6,823,377

	$—	$7,152,055	$—	$282	$10,927,029	$—	$18,079,366

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Schedule of Investments.
For the period ended October 31, 2022, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$46,119,968	$—	$46,119,968
Forward foreign currency exchange contracts	—	—	—	3,116,140	—	—	3,116,140
Options purchased(a)	—	(5,201)	—	—	743,547	—	738,346
Options written	—	—	—	—	(3,251,544)	—	(3,251,544)
Swaps	—	2,091,215	—	—	2,140,522	—	4,231,737

	$—	$2,086,014	$—	$3,116,140	$45,752,493	$—	$50,954,647

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$16,955,832	$—	$16,955,832
Forward foreign currency exchange contracts	—	—	—	(291,253)	—	—	(291,253)
Options purchased(b)	—	(1,033)	—	—	106,235	—	105,202
Options written	—	(37)	—	—	755,414	—	755,377
Swaps	—	(2,514,532)	—	—	484,453	—	(2,030,079)

	$—	$(2,515,602)	$—	$(291,253)	$18,301,934	$—	$15,495,079

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

40	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2022	BlackRock Multi-Sector Income Trust (BIT)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$400,143,642
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$17,333,194
Average amounts sold — in USD	$1,780,011
Options:
Average value of option contracts purchased	$1,703
Average value of option contracts written	$—	(a)
Average notional value of swaption contracts purchased	$22,150,849
Average notional value of swaption contracts written	$125,928,103
Credit default swaps:
Average notional value — buy protection	$54,461,863
Average notional value — sell protection	$33,888,205
Interest rate swaps:
Average notional value — pays fixed rate	$142,001,656
Average notional value — receives fixed rate	$93,269,750

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities

Derivative Financial Instruments
Futures contracts	$1,193,225		$—
Forward foreign currency exchange contracts	105,408		282
Options	39	(a)	908
Swaps — centrally cleared	63,854		—
Swaps — OTC(b)	5,206,906		6,823,377

Total derivative assets and liabilities in the Statement of Assets and Liabilities	6,569,432		6,824,567

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(1,257,079)		—

Total derivative assets and liabilities subject to an MNA	$5,312,353		$6,824,567

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statement of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statement of Assets and Liabilities.
The following table presents the Trust’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)

Bank of America N.A.	$4,733	$(4,733)	$—	$—	$—
Barclays Bank PLC	504	(504)	—	—	—
Credit Suisse International	3,477	(3,477)	—	—	—
Deutsche Bank AG	5,188,542	—	—	(4,850,000)	338,542
JPMorgan Chase Bank N.A.	25,151	(25,151)	—	—	—
Morgan Stanley & Co. International PLC	89,184	(89,184)	—	—	—
Standard Chartered Bank	611	—	—	—	611
The Bank of New York Mellon	151	—	—	—	151

	$5,312,353	$(123,049)	$—	$(4,850,000)	$339,304

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) October 31, 2022	BlackRock Multi-Sector Income Trust (BIT)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged (d)	Net Amount of Derivative Liabilities	(b)(e)

Bank of America N.A.	$5,628	$(4,733)	$—	$—	$895
Barclays Bank PLC	5,197,674	(504)	—	(4,900,000)	297,170
Citibank N.A.	3,972	—	—	(3,972)	—
Credit Suisse International	4,159	(3,477)	—	—	682
JPMorgan Chase Bank N.A.	44,622	(25,151)	—	—	19,471
Morgan Stanley & Co. International PLC	1,568,512	(89,184)	—	(1,010,000)	469,328

	$6,824,567	$(123,049)	$—	$(5,913,972)	$787,546

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(e)
Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statement of Assets and Liabilities.

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$61,185,738	$2,607,059	$63,792,797
Common Stocks	4,357,935	—	—	4,357,935
Corporate Bonds
Aerospace & Defense	—	18,108,318	—	18,108,318
Airlines	—	10,783,294	—	10,783,294
Auto Components	—	6,428,130	—	6,428,130
Automobiles	—	11,140,354	—	11,140,354
Banks	—	7,563,491	—	7,563,491
Beverages	—	10,144,449	—	10,144,449
Biotechnology	—	845,989	—	845,989
Building Materials	—	2,991,226	—	2,991,226
Building Products	—	4,506,801	—	4,506,801
Capital Markets	—	7,659,995	—	7,659,995
Chemicals	—	11,422,979	—	11,422,979
Commercial Services & Supplies	—	4,520,515	—	4,520,515
Communications Equipment	—	2,936,926	—	2,936,926
Construction Materials	—	1,147,181	—	1,147,181
Consumer Discretionary	—	6,475,843	—	6,475,843
Consumer Finance	—	9,540,473	—	9,540,473
Containers & Packaging	—	2,822,797	—	2,822,797
Diversified Consumer Services	—	9,698,160	—	9,698,160
Diversified Financial Services	—	9,785,107	—	9,785,107
Diversified Telecommunication Services	—	16,051,267	—	16,051,267
Education	—	222,544	—	222,544
Electric Utilities	—	5,032,040	—	5,032,040
Electrical Equipment	—	691,680	—	691,680
Electronic Equipment, Instruments & Components	—	3,100,222	—	3,100,222
Energy Equipment & Services	—	2,774,715	—	2,774,715
Environmental, Maintenance & Security Service	—	3,969,401	—	3,969,401
Equity Real Estate Investment Trusts (REITs)	—	5,794,907	—	5,794,907
Food & Staples Retailing	—	7,699,581	—	7,699,581
Food Products	—	3,765,142	—	3,765,142
Gas Utilities	—	98,354	—	98,354

42	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2022	BlackRock Multi-Sector Income Trust (BIT)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Corporate Bonds (continued)
Health Care Equipment & Supplies	$—	$1,926,248	$—	$1,926,248
Health Care Providers & Services	—	13,923,096	—	13,923,096
Health Care Services	—	631,520	—	631,520
Health Care Technology	—	4,263,366	—	4,263,366
Hotels, Restaurants & Leisure	—	15,492,422	—	15,492,422
Household Durables	—	2,953,729	—	2,953,729
Independent Power and Renewable Electricity Producers	—	4,567,318	—	4,567,318
Insurance	—	11,715,277	—	11,715,277
Interactive Media & Services	—	2,103,705	—	2,103,705
Internet Software & Services	—	6,963,921	—	6,963,921
IT Services	—	6,435,112	—	6,435,112
Leisure Products	—	1,849,135	—	1,849,135
Machinery	—	5,061,586	—	5,061,586
Marine	—	56,577	—	56,577
Media	—	47,852,041	—	47,852,041
Metals & Mining	—	12,970,670	—	12,970,670
Multiline Retail	—	480,816	—	480,816
Offshore Drilling & Other Services	—	2,051,208	—	2,051,208
Oil, Gas & Consumable Fuels	67,285	65,158,487	1,306,028	66,531,800
Pharmaceuticals	—	7,531,221	—	7,531,221
Real Estate	—	112,241	—	112,241
Real Estate Management & Development	—	2,547,196	—	2,547,196
Road & Rail	—	2,868,139	—	2,868,139
Semiconductors & Semiconductor Equipment	—	4,806,493	—	4,806,493
Software	—	11,613,471	—	11,613,471
Specialty Retail	—	1,878,947	—	1,878,947
Technology Hardware, Storage & Peripherals	—	792,681	—	792,681
Textiles, Apparel & Luxury Goods	—	493,018	—	493,018
Thrifts & Mortgage Finance	—	1,320,030	—	1,320,030
Tobacco	—	1,725,195	—	1,725,195
Transportation	—	217,927	—	217,927
Transportation Infrastructure	—	2,625,447	—	2,625,447
Utilities	—	9,287,148	—	9,287,148
Wireless Telecommunication Services	—	7,632,491	—	7,632,491
Floating Rate Loan Interests	—	40,238,542	1,013,116	41,251,658
Foreign Agency Obligations	—	18,526,565	—	18,526,565
Municipal Bonds	—	931,689	—	931,689
Non-Agency Mortgage-Backed Securities	—	67,564,761	—	67,564,761
Preferred Securities
Capital Trusts	—	35,343,329	—	35,343,329
Preferred Stocks	13,600,832	—	—	13,600,832
U.S. Government Sponsored Agency Securities	—	146,594,304	—	146,594,304
U.S. Treasury Obligations	—	13,973,781	—	13,973,781
Warrants	—	—	—	—
Short-Term Securities
Money Market Funds	11,782,913	—	—	11,782,913
Options Purchased
Credit Contracts	—	39	—	39

Liabilities
Investments
TBA Sale Commitments	—	(11,928,820)	—	(11,928,820)
Unfunded Floating Rate Loan Interests(a)	—	(24,780)	—	(24,780)

	$29,808,965	$822,034,908	$4,926,203	$856,770,076

Derivative Financial Instruments(b)
Assets
Credit Contracts	$—	$3,517,157	$—	$3,517,157
Foreign Currency Exchange Contracts	—	105,408	—	105,408
Interest Rate Contracts	19,916,283	12,414,176	—	32,330,459
Liabilities
Credit Contracts	—	(5,088,417)	—	(5,088,417)

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) October 31, 2022	BlackRock Multi-Sector Income Trust (BIT)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Liabilities (continued)
Foreign Currency Exchange Contracts	$—	$(282)	$—	$(282)
Interest Rate Contracts	(101,401)	(10,825,628)	—	(10,927,029)

	$19,814,882	$122,414	$—	$19,937,296

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)
Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes As of period end, reverse repurchase agreements of $288,231,205 are categorized as Level 2 within the fair value hierarchy.
A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset‑Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Warrants	Total

Assets
Opening balance, as of October 31, 2021	$1,662,822	$1,536,662	$2,589,803	$—	$5,789,287
Transfers into Level 3	1,110,000	—	194,025	—	1,304,025
Transfers out of Level 3	—	—	(1,507,570)	—	(1,507,570)
Accrued discounts/premiums	890	—	2,700	—	3,590
Net realized gain (loss)	(11,772)	—	(17,649)	—	(29,421)
Net change in unrealized appreciation (depreciation)(a)(b)	(677,006)	(189,023)	(143,823)	—	(1,009,852)
Purchases	725,001	—	902,050	—	1,627,051
Sales	(202,876)	(41,611)	(1,006,420)	—	(1,250,907)

Closing balance, as of October 31, 2022	$2,607,059	$1,306,028	$1,013,116	$—	$4,926,203

Net change in unrealized appreciation (depreciation) on investments still held at October 31, 2022(b)	$(677,006)	$(189,023)	$(122,473)	$—	$(988,502)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.
(b)
Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at October 31, 2022 is generally due to investments no longer held or categorized as Level 3 at period end.

The Trust’s financial instruments that are categorized as Level 3 were valued utilizing third-party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third-party information could result in a significantly lower or higher value of such Level 3 financial instruments.
See notes to financial statements.

44	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities
October 31, 2022

BIT

ASSETS
Investments, at value — unaffiliated(a)	$856,940,763
Investments, at value — affiliated(b)	11,782,913
Cash pledged:
Collateral — reverse repurchase agreements	5,505,351
Collateral — OTC derivatives	5,920,025
Futures contracts	8,077,400
Centrally cleared swaps	1,194,000
Foreign currency, at value(c)	888,385
Receivables:
Investments sold	5,253,223
Reverse repurchase agreements	2,919,123
Swaps	582,693
TBA sale commitments	11,925,176
Dividends — unaffiliated	139,635
Dividends — affiliated	27,190
Interest — unaffiliated	9,302,848
Variation margin on futures contracts	1,193,225
Variation margin on centrally cleared swaps	63,854
Swap premiums paid	1,689,749
Unrealized appreciation on:
Forward foreign currency exchange contracts	105,408
OTC swaps	3,517,157
Deferred offering costs	177,734
Prepaid expenses	2,429
Other assets	550,000

Total assets	927,758,281

LIABILITIES
Bank overdraft	1,080
Due to broker	144,387
Cash received:
Collateral — reverse repurchase agreements	333,192
Collateral — OTC derivatives	4,850,000
Options written, at value(d)	908
TBA sale commitments, at value(e)	11,928,820
Reverse repurchase agreements, at value	288,231,205
Payables:
Investments purchased	55,677,237
Reverse repurchase agreements	5,266,643
Swaps	611,551
Accounting services fees	65,501
Custodian fees	54,878
Income dividend distributions	64,817
Investment advisory fees	540,343
Offering costs	66,752
Trustees’ and Officer’s fees	142,059
Other accrued expenses	53,280
Principal payups	66,807
Professional fees	230,572
Transfer agent fees	27,565
Swap premiums received	2,063,638
Unrealized depreciation on:
Forward foreign currency exchange contracts	282
OTC swaps	4,759,739
Unfunded floating rate loan interests	24,780

Total liabilities	375,206,036

NET ASSETS	$552,552,245

F I N A N C I A L S T A T E M E N T S	45

Statement of Assets and Liabilities   (continued)
October 31, 2022

BIT

NET ASSETS CONSIST OF
Paid-in capital(f)(g)(h)	$655,887,787
Accumulated loss	(103,335,542)

NET ASSETS	$552,552,245

Net asset value	$14.66

(a) Investments, at cost — unaffiliated	$968,152,064
(b) Investments, at cost — affiliated	$11,782,913
(c) Foreign currency, at cost	$898,391
(d) Premiums received	$871
(e) Proceeds from TBA sale commitments	$11,925,176
(f) Shares outstanding	37,685,920
(g) Shares authorized	Unlimited
(h) Par value	$0.001
See notes to financial statements.

46	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations
Year Ended October 31, 2022

BIT

INVESTMENT INCOME
Dividends — unaffiliated	$1,450,637
Dividends — affiliated	140,608
Interest — unaffiliated	49,399,461
Other income — unaffiliated	65,553
Foreign taxes withheld	(491)

Total investment income	51,055,768

EXPENSES
Investment advisory	7,596,778
Accounting services	132,358
Custodian	115,426
Transfer agent	76,635
Registration	12,357
Trustees and Officer	11,342
Miscellaneous	214,579

Total expenses excluding interest expense	8,159,475
Interest expense	3,959,112

Total expenses	12,118,587
Less:
Fees waived and/or reimbursed by the Manager	(11,142)

Total expenses after fees waived and/or reimbursed	12,107,445

Net investment income	38,948,323

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(44,432,170)
Forward foreign currency exchange contracts	3,116,140
Foreign currency transactions	(258,699)
Futures contracts	46,119,968
Options written	(3,251,544)
Payment by affiliate	1,683
Swaps	4,231,737

5,527,115

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(128,962,813)
Forward foreign currency exchange contracts	(291,253)
Foreign currency translations	(10,376)
Futures contracts	16,955,832
Options written	755,377
Swaps	(2,030,079)
Unfunded floating rate loan interests	(25,038)

(113,608,350)

Net realized and unrealized loss	(108,081,235)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(69,132,912)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	47

Statements of Changes in Net Assets

	BIT

	Year Ended 10/31/22	Year Ended 10/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$38,948,323	$42,334,107
Net realized gain	5,527,115	21,043,621
Net change in unrealized appreciation (depreciation)	(113,608,350)	4,551,708

Net increase (decrease) in net assets resulting from operations	(69,132,912)	67,929,436

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(40,442,459)	(41,784,318)
Return of capital	(15,441,926)	(13,963,431)

Decrease in net assets resulting from distributions to shareholders	(55,884,385)	(55,747,749)

CAPITAL SHARE TRANSACTIONS
Reinvestment of distributions	1,178,157	1,356,433

NET ASSETS
Total increase (decrease) in net assets	(123,839,140)	13,538,120
Beginning of year	676,391,385	662,853,265

End of year	$552,552,245	$676,391,385

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.

48	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Cash Flows
Year Ended October 31, 2022

BIT

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(69,132,912)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principal paydowns/payups	1,078,352,166
Purchases of long-term investments	(1,045,395,363)
Net proceeds from sales of short-term securities	24,712,127
Amortization of premium and accretion of discount on investments and other fees	(5,108,738)
Premiums paid on closing options written	(10,720,506)
Premiums received from options written	3,187,849
Net realized loss on investments and options written	47,682,031
Net unrealized depreciation on investments, options written, swaps, foreign currency translations and unfunded floating rate loan interests	130,783,334
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(27,032)
Dividends — unaffiliated	(707)
Interest — unaffiliated	416,935
Swaps	(582,693)
Variation margin on futures contracts	(1,052,567)
Variation margin on centrally cleared swaps	10,637
Swap premiums paid	45,576
Prepaid expenses	(2,429)
Other assets	(550,000)
Deferred offering costs	(177,734)
Increase (Decrease) in Liabilities
Due to broker	144,387
Cash received
Collateral — reverse repurchase agreements	(192,708)
Collateral — OTC derivatives	1,500,000
Payables
Swaps	611,551
Accounting services fees	(98,999)
Custodian fees	(54,301)
Interest expense	22,767
Investment advisory fees	(186,007)
Trustees’ and Officer’s fees	(53,824)
Other accrued expenses	(69,472)
Professional fees	(25,304)
Transfer agent fees	(2,003)
Variation margin on futures contracts	(342,849)
Swap premiums received	(1,460,464)

Net cash provided by operating activities	152,232,748

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to shareholders	(54,641,411)
Payments for offering costs	66,752
Decrease in bank overdraft	(74,513)
Net borrowing of reverse repurchase agreements	(96,178,945)

Net cash used for financing activities	(150,828,117)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	(5,957)

F I N A N C I A L S T A T E M E N T S	49

Statement of Cash Flows   (continued)
Year Ended October 31, 2022

BIT

CASH AND FOREIGN CURRENCY
Net increase in restricted and unrestricted cash and foreign currency	$1,398,674
Restricted and unrestricted cash and foreign currency at beginning of year	20,186,487

Restricted and unrestricted cash and foreign currency at end of year	$21,585,161

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$3,936,345

NON-CASH FINANCING ACTIVITIES
Reinvestment of distributions	$1,178,157

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF YEAR TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash pledged
Collateral — reverse repurchase agreements	$5,505,351
Collateral — OTC derivatives	5,920,025
Futures contracts	8,077,400
Centrally cleared swaps	1,194,000
Foreign currency at value	888,385

$21,585,161

See notes to financial statements.

50	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights
(For a share outstanding throughout each period)

	BIT

	Year Ended		Year Ended	Year Ended		Year Ended		Year Ended
	10/31/22		10/31/21	10/31/20	(a)	10/31/19	(a)	10/31/18	(a)

Net asset value, beginning of year	$17.98		$17.66	$17.28		$18.79		$20.07

Net investment income(b)	1.03		1.13	1.08		1.18		1.38
Net realized and unrealized gain (loss)	(2.87)		0.67	0.78		(1.28)		(1.13)

Net increase (decrease) from investment operations	(1.84)		1.80	1.86		(0.10)		0.25

Distributions(c)
From net investment income	(1.07)		(1.11)		(0.99)	(1.14)		(1.49)
Return of capital	(0.41)		(0.37)		(0.49)	(0.27)		(0.04)

Total distributions	(1.48)		(1.48)		(1.48)	(1.41)		(1.53)

Net asset value, end of year	$14.66		$17.98	$17.66		$17.28	(d)	$18.79

Market price, end of year	$14.43		$18.90	$15.65		$17.15		$16.25

Total Return(e)
Based on net asset value	(10.47	)%(f)	10.55%	12.68	%(g)	0.00	%(d)(h)	2.18	%(f)

Based on market price	(16.16)%		31.13%		0.61%	14.76%		(4.40)%

Ratios to Average Net Assets(i)
Total expenses	1.99%		1.70%		2.36%	2.89%		2.90%

Total expenses after fees waived and/or reimbursed	1.99%		1.70%	2.19	%(j)	2.89%		2.89%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.34%		1.42%		1.39%	1.35%		1.42%

Net investment income	6.39%		6.14%		6.51%	6.43%		7.17%

Supplemental Data
Net assets, end of year (000)	$552,552		$676,391	$662,853		$648,617		$710,832

Borrowings outstanding, end of year (000)	$288,231		$386,820	$353,128		$373,345		$376,302

Portfolio turnover rate(k)	112%		75%		101%	32%		38%

(a)   Consolidated Financial Highlights.
(b)   Based on average shares outstanding.
(c)   Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)   For financial reporting purposes, the market value of certain investments were adjusted as of report date. Accordingly, the NAV per share and total return performance based on NAV presented herein are different than the information previously published on October 31, 2019.
(e)   Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(f)   Includes payment from an affiliate, which had no impact on the Trust’s total return.
(g)   Includes payments received from an affiliate and unaffiliated third parties, which impacted the Trust’s total return. Excluding the payments, the Trust’s total return would have been 1.38%.
(h)   Amount is greater than (0.005)%.
(i) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(j) Includes reimbursement of professional fees by unaffiliated third parties, which impacted the Trust’s expense ratio. Excluding the payment, the Trust’s total expense ratio would have been 2.36%.
(k)   Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 10/31/22		Year Ended 10/31/21	Year Ended 10/31/20	(a)	Year Ended 10/31/19	(a)	Year Ended 10/31/18	(a)

Portfolio turnover rate (excluding MDRs)	77%		58%		72%	32%		38%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	51

Notes to Financial Statements

1.	ORGANIZATION
BlackRock Multi-Sector Income Trust (BIT) (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is registered as a diversified, closed-end management investment company. The Trust is organized as a Delaware statutory trust. The Trust determines and makes available for publication the net asset value (“NAV”) of its Common Shares on a daily basis.
The Trust, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Trust is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. For convertible securities, premiums attributable to the debt instrument are amortized, but premiums attributable to the conversion feature are not amortized.
Foreign Currency Translation: The Trust’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.
The Trust does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Trust reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.
Foreign Taxes: The Trust may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Trust invests. These foreign taxes, if any, are paid by the Trust and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2022, if any, are disclosed in the Statement of Assets and Liabilities.
The Trust files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Trust may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.
Collateralization: If required by an exchange or counterparty agreement, the Trust may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
Distributions: Distributions paid by the Trust are recorded on the ex-dividend dates. Subject to the Trust’s managed distribution plan, the Trust intends to make monthly cash distributions to shareholders, which may consist of net investment income, and net realized and unrealized gains on investments and/or return of capital.
The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds the Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital.
Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board of Trustees of the Trust (the “Board”), the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

52	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Trust until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed-Income Complex and reflected as Trustees and Officer expense on the Statement of Operations. The Trustees and Officer expense may be negative as a result of a decrease in value of the deferred accounts.
Indemnifications: In the normal course of business, the Trust enters into contracts that contain a variety of representations that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Trust, which cannot be predicted with any certainty.
Other: Expenses directly related to the Trust are charged to the Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment Valuation Policies: The Trust’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Trust is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of the Trust has approved the designation of the Trust’s Manager as the valuation designee for the Trust. The Trust determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Trust’s assets and liabilities:

•
Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•
Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset- backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•
Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•
Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	Repurchase agreements are valued at amortized cost, which approximates market value.
Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Trust uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

N O T E S T O F I N A N C I A L S T A T E M E N T S	53

Notes to Financial Statements   (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services

Market approach	(i) (ii) (iii)
recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
recapitalizations and other transactions across the capital structure; and
market multiples of comparable issuers.

Income approach	(i) (ii) (iii)
future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
quoted prices for similar investments or assets in active markets; and
other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i) (ii) (iii) (iv)
audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
relevant news and other public sources; and
known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.
The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by the Trust. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Trust is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Trust could receive upon the sale of the investment.
Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access;

•
Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•
Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS
Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.
For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities

54	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.
Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.
Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.
Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond is included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.
Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”). The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.
Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.
Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.
Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.
Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

N O T E S T O F I N A N C I A L S T A T E M E N T S	55

Notes to Financial Statements   (continued)

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.
When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.
Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.
In connection with floating rate loan interests, the Trust may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statement of Assets and Liabilities and Statement of Operations. As of period end, the Trust had the following unfunded floating rate loan interests:

Trust Name	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)

BIT	Arc Falcon I, Inc.	$30,545	$30,393	$27,148	$(3,245)
	AthenaHealth Group, Inc.	286,333	282,576	261,041	(21,535)
Forward Commitments, When-Issued and Delayed Delivery Securities: The Trust may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trust may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trust may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trust assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trust’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.
TBA Commitments: TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date, if there are expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.
In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedule of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.
Mortgage Dollar Roll Transactions: The Trust may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest

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and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.
Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third-party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.
Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statement of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statement of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.
For the year ended October 31, 2022, the average daily amount of reverse repurchase agreements outstanding and the weighted average interest rate for the Trust were $340,296,680 and 1.16%, respectively.
Reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.
As of period end, the following table is a summary of the Trust’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non‑Cash Collateral Pledged Including Accrued Interest	(a)	Cash Collateral Pledged/Received	(a)	Net Amount

Barclays Bank PLC	$(21,040,917)	$21,040,917		$—		$—
Barclays Capital Inc.	(7,005,815)	7,005,815		—		—
BNP Paribas S.A.	(24,489,857)	24,489,857		—		—
BofA Securities, Inc.	(49,163,065)	49,163,065		—		—
Credit Agricole Corporate and Investment Bank	(20,739,194)	20,739,194		—		—
Credit Suisse Securities (USA) LLC	(1,289,477)	1,289,477		—		—
HSBC Securities (USA), Inc.	(16,053,147)	16,053,147		—		—
J.P. Morgan Securities LLC	(1,082,982)	1,082,982		—		—
Nomura Securities International, Inc.	(18,363,672)	17,680,691		682,981		—
RBC Capital Markets LLC	(123,936,999)	123,936,999		—		—
TD Securities (USA) LLC	(5,066,080)	5,066,080		—		—

	$(288,231,205)	$287,548,224		$682,981		$—

(a)
Collateral with a value of $316,677,311 has been pledged in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

5.	DERIVATIVE FINANCIAL INSTRUMENTS
The Trust engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Trust and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.
Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

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Futures contracts are exchange-traded agreements between the Trust and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trust is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.
Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.
Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).
A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Trust are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.
The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities. A Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Trust.
Options: The Trust may purchase and write call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.
A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.
Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value –unaffiliated and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Trust writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Trust writes a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statement of Assets and Liabilities.

•
Swaptions — The Trust may purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Trust’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Trust bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trust purchasing or selling a security when it otherwise would not, or at a price different from the current market value.
Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Trust and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).
For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.
In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Trust’s counterparty on the swap. The Trust is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Trust is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial

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margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statement of Operations, including those at termination.

•
Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Trust may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Trust will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Trust will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).
Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•
Forward swaps — The Trust may enter into forward interest rate swaps and forward total return swaps. In a forward swap, the Trust and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.
Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Trust may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trust and the counterparty.
Cash collateral that has been pledged to cover obligations of the Trust and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trust, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Trust. Any additional required collateral is delivered to/pledged by the Trust on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Trust generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Trust from the counterparties are not fully collateralized, the Trust bears the risk of loss from counterparty non-performance. Likewise, to the extent the Trust has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Trust bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.
For financial reporting purposes, the Trust does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory: The Trust entered into an Investment Advisory Agreement with the Manager, the Trust’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Trust.

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For such services, the Trust pays the Manager a monthly fee at an annual rate equal to 0.80% of the average daily value of the Trust’s managed assets.
The Manager entered into a sub-advisory agreement with BlackRock (Singapore) Limited (“BSL”) and BlackRock International Limited (“BIL”) (collectively, the “Sub-Advisers”), each an affiliate of the Manager. The Manager pays BSL and BIL, for services they provide for that portion of the Trust for which BSL and BIL, as applicable, acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Trust to the Manager.
Distribution Fees: BIT has entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager, to provide for distribution of BIT common shares on a reasonable best efforts basis through an equity shelf offering (a “Shelf Offering”) (the “Distribution Agreement”). Pursuant to the Distribution Agreement, BRIL will receive commissions with respect to sales of common shares at a commission rate of 1.00% of the gross proceeds of the sale of BIT’s common shares and a portion of such commission is re-allowed to broker-dealers engaged by BRIL. The commissions retained by BRIL during the period ended October 31, 2022 amounted to $0.
Expense Waivers: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Trust. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended October 31, 2022, the amount waived was $11,142.
The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trust’s Independent Trustees. For the year ended October 31, 2022, there were no fees waived by the Manager pursuant to this arrangement.
Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Trust reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.
Other Transactions: The Trust may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended October 31, 2022, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Trust Name	Purchases	Sales	Net Realized Gain (Loss)

BIT	$4,682,898	$992,957	$(227,309)

The Trust recorded a payment from an affiliate to compensate for incorrectly sized orders on swap transactions in the amount of $1,683, which is included in Payment by affiliate in the Statement of Operations.

7.	PURCHASES AND SALES
For the year ended October 31, 2022, purchases and sales of investments, including paydowns/payups, excluding short-term securities, were $1,032,984,013 and $1,086,380,129, respectively.
For the year ended October 31, 2022, purchases and sales related to mortgage dollar rolls were $325,562,564 and $325,984,876, respectively.

8.	INCOME TAX INFORMATION
It is the Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.
The Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Trust’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.
Management has analyzed tax laws and regulations and their application to the Trust as of October 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trust’s financial statements.

The tax character of distributions paid was as follows:

Trust Name	Year Ended 10/31/22	Year Ended 10/31/21

BIT
Ordinary income	$40,442,459	$41,784,318
Return of capital	15,441,926	13,963,431

	$55,884,385	$55,747,749

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As of October 31, 2022, the tax components of accumulated earnings (loss) were as follows:

Trust Name	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total

BIT	$(4,845,913)	$(98,489,629)	$(103,335,542)

(a)	Subject to limitation, amounts available to offset future realized capital gains.
(b)
The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency exchange contracts, amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, the timing and recognition of partnership income, the accounting for swap agreements and the classification of investments.

During the year ended October 31, 2022, the Trust utilized $22,700,432 of its capital loss carryforward.
As of October 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Trust Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

BIT	$967,156,441	$38,530,312	$(136,970,106)	$(98,439,794)

9.	PRINCIPAL RISKS
In the normal course of business, the Trust invests in securities or other instruments and may enter into certain transactions, and such activities subject the Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Trust and its investments.
The Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Trust may not be able to readily dispose of such investments at prices that approximate those at which the Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Trust’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.
Market Risk: The Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Trust to reinvest in lower yielding securities. The Trust may also be exposed to reinvestment risk, which is the risk that income from the Trust’s portfolio will decline if the Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Trust portfolio’s current earnings rate.
An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.
Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Trust may invest in illiquid investments. An illiquid investment is any investment that the Trust reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Trust may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Trust’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Trust may lose value, regardless of the individual results of the securities and other instruments in which the Trust invests.
The price the Trust could receive upon the sale of any particular portfolio investment may differ from the Trust’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Trust’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Trust, and the Trust could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Trust’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Counterparty Credit Risk: The Trust may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Trust manages counterparty credit risk by

N O T E S T O F I N A N C I A L S T A T E M E N T S	61

Notes to Financial Statements   (continued)

entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trust to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trust’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Trust.
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Trust since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trust.
Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Trust’s portfolio are disclosed in its Schedule of Investments.
The Trust invests a significant portion of its assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.
The Trust invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Trust may be subject to a greater risk of rising interest rates due to the recent period of historically low interest rates. The Federal Reserve has recently begun to raise the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact The Trust performance.
The Trust invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. When a Trust concentrates its investments in this manner, it assumes a greater risk of prepayment or payment extension by securities issuers. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions. Investment percentages in these securities are presented in the Schedule of Investments.
LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the LIBOR. Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Trust may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Trust is uncertain.

10.	CAPITAL SHARE TRANSACTIONS
The Trust is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.
Common Shares
For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Year Ended

Trust Name	10/31/22	10/31/21

BIT	74,296	74,028

The Trust participates in an open market share repurchase program (the “Repurchase Program”). From December 1, 2021 through November 30, 2022, the Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2021, subject to certain conditions. The Repurchase Program has an accretive effect as shares are purchased at a discount to the Trust’s NAV. There is no assurance that the Trust will purchase shares in any particular amounts. For the year ended October 31, 2022, the Trust did not repurchase any shares.
The Trust has filed a prospectus with the SEC allowing it to issue an additional 15,000,000 Common Shares, through an equity Shelf Offering. Under the Shelf Offering, the Trust, subject to market conditions, may raise additional equity capital from time to time in varying amounts and utilizing various offering methods at a net price at or above the Trust’s NAV per Common Share (calculated within 48 hours of pricing). See Additional Information - Shelf Offering Program for additional information.

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Notes to Financial Statements   (continued)

Initial costs incurred by the Trust in connection with its Shelf Offering are recorded as “Deferred offering costs” in the Statement of Assets and Liabilities. As shares are sold, a portion of the costs attributable to the shares sold will be charged against paid-in-capital. Any remaining deferred charges at the end of the shelf offering period will be charged to expense.

11.	SUBSEQUENT EVENTS
Management’s evaluation of the impact of all subsequent events on the Trust’s financial statements was completed through the date the financial statements were issued and the following items were noted:
The Trust declared and paid or will pay distributions to Common Shareholders as follows:

Trust Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share

BIT	11/01/22	11/15/22	11/30/22	$0.123700
	12/05/22	12/15/22	12/22/22	0.123700

N O T E S T O F I N A N C I A L S T A T E M E N T S	63

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock Multi-Sector Income Trust:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of BlackRock Multi-Sector Income Trust (the “Fund”), including the schedule of investments, as of October 31, 2022, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP
Boston, Massachusetts
December 21, 2022
We have served as the auditor of one or more BlackRock investment companies since 1992.

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Important Tax Information   (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended October 31, 2022:

Trust Name	Qualified Dividend Income

BIT	$4,372,238
The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended October 31, 2022 qualified for the dividends-received deduction for corporate shareholders:

Trust Name	Dividends‑Received Deduction

BIT	11.42%
The Trust hereby designates the following amount, or maximum amount allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended October 31, 2022:

Trust Name	Interest Dividends

BIT	$35,164,754
The Trust hereby designates the following amount, or maximum amount allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended October 31, 2022:

Trust Name	Interest Related Dividends

BIT	$23,568,661

I M P O R T A N T T A X I N F O R M A T I O N	65

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Multi-Sector Income Trust (the “Fund”) met on April 14, 2022 (the “April Meeting”) and May 19-20, 2022 (the “May Meeting”) to consider the approval to continue the investment advisory agreement (the “Advisory Agreement”) between the Fund and BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval to continue the sub-advisory agreements (the “Sub-Advisory Agreements”) between (1) the Manager, BlackRock International Limited (“BIL”) and the Fund and (2) the Manager, BlackRock (Singapore) Limited (“BRS” and together with BIL, the “Sub-Advisors”) and the Fund. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”
The Approval Process
Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreements for the Fund on an annual basis. The Board members who are not “interested persons” of the Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to the Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each typically extending for two days, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day meeting to consider specific information surrounding the renewal of the Agreements. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.
During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to the Fund; (e) the resources devoted to risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (l) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; and (o) the Fund’s market discount/premium compared to peer funds.
Prior to and in preparation for the April Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on Lipper classifications, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.
At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.
At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.
The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements   (continued)

A. Nature, Extent and Quality of the Services Provided by BlackRock
The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.
The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.
In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, registration statements in connection with the Fund’s equity shelf program and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of third-party service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans, including in light of the ongoing COVID-19 pandemic.
B. The Investment Performance of the Fund and BlackRock
The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund throughout the year and at the April Meeting. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2021, as compared to its Performance Peers. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and certain performance metrics (“Performance Metrics”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of the Fund throughout the year.
In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.
The Board reviewed and considered the Fund’s performance relative to the Fund’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, the Fund generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for the Fund, and that BlackRock has explained its rationale for this belief to the Board.
C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund
The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate as a percentage of managed assets, which is the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes) to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).
The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2021 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T A N D S U B - A D V I S O R Y A G R E E M E N T S	67

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements   (continued)

managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.
The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.
The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.
The Board noted that the Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the third quartile, relative to the Expense Peers. The Board also noted, however, that given the comparability limitations of the Expense Peers, BlackRock provided the Board a supplemental peer group consisting of funds that BlackRock believes are generally similar to the Fund. The Board noted that the Fund’s actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the supplemental peer group.
D. Economies of Scale
The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase. The Board also considered the extent to which the Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee was appropriate.
Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. Closed-end funds are typically priced at scale at a fund’s inception. The Board noted that although the Fund may from time-to-time make additional share offerings pursuant to its equity shelf program, the growth of the Fund’s assets will occur primarily through the appreciation of its investment portfolio.
E. Other Factors Deemed Relevant by the Board Members
The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.
In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.
The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.
The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.
Conclusion
At the May Meeting, as a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, approved, by unanimous vote of those present, the continuation of the Advisory Agreement between the Manager and the Fund for a one-year term ending June 30, 2023, and the Sub-Advisory Agreements among the Manager, the Sub-Advisors and the Fund for a one-year term ending June 30, 2023. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

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Investment Objectives, Policies and Risks

Recent Changes
The following information is a summary of certain changes since October 31, 2021. This information may not reflect all of the changes that have occurred since you purchased the Trust.
During the Trust’s most recent fiscal year, there were no material changes in the Trust’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Trust
Investment Objectives and Policies
The Trust’s primary investment objective is to seek high current income, with a secondary objective of capital appreciation. The Trust’s investment objectives may be changed by the Board of Trustees of the Trust (the “Board,” and each member, a “Trustee”) without prior shareholder approval.
In investing the Trust’s assets, BlackRock Advisors, LLC, the Trust’s investment adviser (the “Manager”), and BlackRock International Limited (the “Sub-Advisor” and, together with the Manager, the “Managers”), expect to allocate capital across multiple sectors of the fixed-income securities market by evaluating portfolio risk in light of the available investment opportunities and prevailing risks in the fixed-income market, with the goal of delivering attractive risk-adjusted returns. In doing so, the Managers seek to find the appropriate balance between risk mitigation and opportunism. The Managers do not manage the Trust to a benchmark, which provides flexibility to allocate and rotate the Trust’s assets across various sectors within the fixed-income universe. This strategy seeks to provide exposure to those segments of the fixed-income market that the Managers anticipate will provide value while attempting to minimize exposure to those segments that the Managers anticipate will not provide value. If the Managers’ perception of the value of a segment of the fixed-income market or an individual security is incorrect, your investment in the Trust may lose value.
Under normal market conditions, the Trust will invest at least 80% of its Managed Assets in loan and debt instruments and other investments with similar economic characteristics (collectively “fixed-income securities”). The Trust may invest directly in such securities or synthetically through the use of derivatives. “Managed Assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than money borrowed for investment purposes). Fixed-income securities in which the Trust may invest include:

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mortgage related securities, including mortgage-backed securities (“MBS”), which are structured debt obligations collateralized by pools of commercial mortgages (commercial mortgage-backed securities or “CMBS”) or residential mortgages (residential mortgage-backed securities or “RMBS”), including agency RMBS issued or guaranteed by U.S. federal agencies or government related guarantors and non-agency RMBS issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers; collateralized mortgage obligations (“CMOs”); Real Estate Mortgage Investment Conduits (“REMICs”), including resecuritizations of REMICs; stripped mortgage-backed securities, including interest-only (“IO”) and principal-only (“PO”) classes; delegated underwriting and servicing bonds; MBS credit default swaps and other mortgage related derivative instruments; inverse floating rate instruments which are derivative interests in MBS; repurchase agreements supported by MBS; and interests in real estate investment trusts (“REITs”) that invest the majority of their assets in real property mortgages or MBS, including debt and preferred stock issued by mortgage REITs;

•	asset-backed securities (“ABS”);

•	U.S. Government and agency securities;

•
loans and loan participations, including senior secured floating rate and fixed rate loans or debt (“Senior Loans”) and second lien or other subordinated or unsecured floating rate and fixed rate loans or debt (“Second Lien Loans”);

•
bonds or other debt securities issued by U.S. or foreign (non-U.S.) corporations or other business entities, which may include fixed, variable and floating rate bonds, debentures, notes and other similar types of debt instrument (collectively referred to herein as “corporate bonds”), of any quality, rated or unrated, including those that are rated below investment grade quality;

•	collateralized loan obligations (“CLOs”);

•	preferred securities;

•	convertible securities, including synthetic convertible securities;

•	sovereign debt, including obligations of foreign governments or their sub-divisions, agencies and government sponsored enterprises and obligations of international agencies and supranational entities;

•	municipal securities, including taxable municipal securities such as Build America Bonds (“BABs”); and

•	structured instruments, including structured notes, hybrid or indexed securities, event-linked securities, credit-linked notes (“CLNs”), equity-linked notes and structured credit products.
The Trust may invest in fixed-income securities of any type, including those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified reference interest rate or index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. The Trust may hold securities of any duration or maturity and does not maintain set policies with respect to the average duration or maturity of the Trust’s portfolio. Additionally, as part of the Trust’s investments in loans, the Trust may make loans directly to borrowers either as a sole lender or by acting as a member of a syndicate of original lenders.

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Investment Objectives, Policies and Risks   (continued)

The Trust may invest in securities of any quality, rated or unrated, including those that are rated below investment grade quality (rated Ba/BB or below by Moody’s Investor’s Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”), or Fitch Ratings, Inc. (“Fitch”)) or securities that are unrated but judged to be of comparable quality by the Managers. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve greater price volatility than securities in higher rating categories. Under normal market conditions, the Trust will not invest more than 20% of its Managed Assets in securities, other than mortgage related and other asset-backed securities, that are, at the time of investment, rated CCC+ or lower by S&P or Fitch or Caa1 or lower by Moody’s, or that are unrated but judged to be of comparable quality by the Managers. For purposes of applying the foregoing policy, in the case of securities with split ratings (i.e., a security receiving two different ratings from two different rating agencies), the Trust will apply the higher of the applicable ratings. The Trust may invest in mortgage related and other asset backed securities of any quality, rated or unrated, without limitation.
Under normal market conditions, the Trust will not invest more than 10% of its Managed Assets in CLOs.
Under normal market conditions, the Trust will invest at least 25% of its total assets in mortgage related securities. The Trust’s investment in mortgage related securities may consist entirely of privately issued securities, which are issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. The Securities and Exchange Commission (the “SEC”) informed the Trust that it is the view of the SEC staff that privately issued MBS constitute an “industry” for purposes of a fund’s industry concentration policy. On July 8, 2013, the Trust obtained formal “no-action” relief from the staff of the SEC that the staff would not recommend any enforcement action in connection with the Trust’s policy to concentrate its investments in the group of industries constituting mortgage related securities (including privately issued MBS and agency MBS).
Under normal market conditions, the Trust may invest up to 20% of its Managed Assets in securities other than fixed-income securities, including common stocks, warrants, depositary receipts and other equity securities.
The Trust may invest without limitation in securities of U.S. issuers and non-U.S. issuers located in countries throughout the world, including in developed and emerging markets. Foreign securities in which the Trust may invest may be U.S. dollar-denominated or non-U.S. dollar-denominated. The Trust may invest in securities of issuers of any market capitalization size, including small- and mid-cap companies, and of issuers that operate in any sector or industry.
The Trust may also invest in securities of other open- or closed-end investment companies, including exchange-traded funds (“ETFs”), subject to applicable regulatory limits, that invest primarily in securities of the types in which the Trust may invest directly. The Trust treats its investments in open- or closed-end investment companies that invest substantially all of their assets in fixed-income securities as investments in fixed-income securities.
The Trust may make short sales of securities. The Trust will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its Managed Assets or the Trust’s aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class.
During temporary defensive periods, and in order to keep the Trust’s cash fully invested, the Trust may invest up to 100% of its total assets in liquid, short-term investments, including high quality, short-term securities. The Trust may not achieve its investment objectives under these circumstances.
The Trust’s investment policies are non-fundamental policies and may be changed by the Board without prior shareholder approval. The Trust’s policy to invest at least 80% of its Managed Assets in fixed-income securities may be changed by the Board; however, if this policy changes, the Trust will provide shareholders at least 60 days’ written notice before implementation of the change.
The percentage limitations applicable to the Trust’s portfolio apply only at the time of initial investment and the Trust will not be required to sell investments due to subsequent changes in the value of investments that it owns.
Leverage: The Trust currently uses leverage to seek to achieve its investment objectives. The Trust currently leverages its assets through the use of reverse repurchase agreements and/or dollar rolls. The Trust currently does not intend to borrow money or issue debt securities or preferred shares. Although it has no present intention to do so, the Trust reserves the right to borrow money from banks or other financial institutions or issue debt securities or preferred shares in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities or preferred shares. The Trust is permitted to use leverage of up to 50% of its Managed Assets (100% of its net assets).
The Trust may enter into derivative securities transactions that have leverage embedded in them.
The Trust may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.
Risk Factors
This section contains a discussion of the general risks of investing in the Trust. The net asset value and market price of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that the Trust will meet its investment objective or that the Trust’s performance will be positive for any period of time. The order of the below risk factors does not indicate the significance of any particular risk factor.
Investment and Market Discount Risk: An investment in the Trust’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Trust’s common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and the Trust should not be treated as a trading vehicle. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Trust’s net asset value could decrease as a result of its investment activities. At any point in time an investment in the Trust’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Trust. During periods in which the Trust may use leverage, the Trust’s investment, market discount and certain other risks will be magnified.

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Investment Objectives, Policies and Risks   (continued)

Concentration Risk: The Trust’s strategy of concentrating in mortgage related securities means that its performance will be closely tied to the performance of a particular market segment. The Trust’s concentration in these securities may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these securities would have a larger impact on the Trust than on a mutual fund that does not concentrate in such securities. At times, the performance of these securities will lag the performance of other industries or the broader market as a whole.
Debt Securities Risk: Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

•
Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

The Trust may be subject to a greater risk of rising interest rates due to the recent period of historically low interest rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Trust’s investments would be expected to decrease by 10%. (Duration is a measure of the price sensitivity of a debt security of portfolio of debt securities to relative changes in interest rates.) The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Trust’s investments will not affect interest income derived from instruments already owned by the Trust, but will be reflected in the Trust’s net asset value. The Trust may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Trust management.
To the extent the Trust invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Trust) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Trust to the extent that it invests in floating rate debt securities.
These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.
A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Trust to sell assets at inopportune times or at a loss or depressed value and could hurt the Trust’s performance.

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Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Trust’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

•	Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

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Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Trust may have to invest the proceeds in securities with lower yields.

Mortgage- and Asset-Backed Securities Risks: Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.
REIT Investment Risk: Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings of securities and may be more volatile than other securities. REIT issuers may also fail to maintain their exemptions from investment company registration or fail to qualify for the “dividends paid deduction” under the Internal Revenue Code of 1986, as amended, which allows REITs to reduce their corporate taxable income for dividends paid to their shareholders.
U.S. Government Obligations Risk: Certain securities in which the Trust may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.
Senior Loans Risk: There is less readily available, reliable information about most senior loans than is the case for many other types of securities. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. Moreover, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value. No active trading market may exist for certain senior loans, which may impair the ability of the Trust to realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans. Although senior loans in which the Trust will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. Uncollateralized senior loans involve a greater risk of loss.
Second Lien Loans Risk: Second lien loans generally are subject to similar risks as those associated with investments in senior loans. Because second lien loans are subordinated or unsecured and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower.

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Investment Objectives, Policies and Risks   (continued)

CLO Risk: In addition to the general risks associated with fixed-income securities discussed herein, CLOs carry additional risks, including: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the CLO securities are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. The credit quality of CLOs depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. The underlying assets (e.g., loans) of CLOs are subject to prepayments, which shorten the weighted average maturity and may lower the return of the securities issued by the CLOs. The value of CLO securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or fund providing the credit support or enhancement. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability, price and interest rates of assets. CLOs are typically privately offered and sold, and thus are not registered under the securities laws. Additionally, when the Trust purchases a newly issued CLO security in the primary market (rather than from the secondary market), there often may be a delayed settlement period. As a result, investments in CLOs may be characterized by the Trust as illiquid securities; however, an active dealer market may exist which would allow such securities to be considered liquid in some circumstances. Finally, CLOs are limited recourse and may not be paid in full and may be subject to up to 100% loss.
Preferred Securities Risk: Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.
Convertible Securities Risk: The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.
Sovereign Debt Risk: Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.
Municipal Securities Risks: Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

•	General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

•	Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

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Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. The Trust’s investments may consist of private activity bonds that may subject certain shareholders to an alternative minimum tax.

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Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

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Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Trust may lose money.

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Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

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Tax-Exempt Status Risk — The Trust and its investment manager will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal bonds and payments under derivative securities. Neither the Trust nor its investment manager will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Trust and its shareholders to substantial tax liabilities.

Structured Products Risk: Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Trust may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. Certain structured products may be thinly traded or have a limited trading market. In addition to the general risks associated with debt securities discussed herein, structured products carry additional risks, including, but not limited to: the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; and the possibility that the structured products are subordinate to other classes. Structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, reference bonds and stock indices, and changes in interest rates and impact of these factors may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero.
Derivatives Risk: The Trust’s use of derivatives may increase its costs, reduce the Trust’s returns and/or increase volatility. Derivatives involve significant risks, including:

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Investment Objectives, Policies and Risks   (continued)

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Leverage Risk — The Trust’s use of derivatives can magnify the Trust’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested

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Market Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The Trust could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, the Manager may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Trust’s derivatives positions to lose value.

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Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will be unable or unwilling to fulfill its contractual obligation, and the related risks of having concentrated exposure to such a counterparty.

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Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Trust to sell or otherwise close a derivatives position could expose the Trust to losses and could make derivatives more difficult for the Trust to value accurately.

•	Operational Risk — The use of derivatives includes the risk of potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.

•	Legal Risk — The risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

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Volatility and Correlation Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Trust’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

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Valuation Risk — Valuation for derivatives may not be readily available in the market. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

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Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Trust’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.

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Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Trust realizes from its investments.

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Regulatory Risk — Derivative contracts are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, with respect to uncleared swaps, swap dealers are required to collect variation margin from the Trust and may be required by applicable regulations to collect initial margin from the Trust. Both initial and variation margin may be comprised of cash and/or securities, subject to applicable regulatory haircuts. Shares of investment companies (other than certain money market funds) may not be posted as collateral under applicable regulations. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Trust, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, as well as regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of other derivatives, may increase the costs and risks to the Trust of trading in these instruments and, as a result, may affect returns to investors in the Trust.

Junk Bonds Risk: Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Trust.
Unrated Securities Risk: Because the Trust may purchase securities that are not rated by any rating organization, the Managers may, after assessing their credit quality, internally assign ratings to certain of those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Trust might have difficulty selling them promptly at an acceptable price. To the extent that the Trust invests in unrated securities, the Trust’s ability to achieve its investment objectives will be more dependent on the Managers’ credit analysis than would be the case when the Trust invests in rated securities.
Equity Securities Risk: Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Small and Mid-Capitalization Company Risk: Companies with small or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.
Foreign Securities Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Trust will lose money. These risks include:

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The Trust generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

•	Changes in foreign currency exchange rates can affect the value of the Trust’s portfolio.

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Investment Objectives, Policies and Risks   (continued)

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The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

•
The governments of certain countries, or the U.S. Government with respect to certain countries, may prohibit or impose substantial restrictions through capital controls and/or sanctions on foreign investments in the capital markets or certain industries in those countries, which may prohibit or restrict the ability to own or transfer currency, securities, derivatives or other assets.

•
Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

•
The Trust’s claims to recover foreign withholding taxes may not be successful, and if the likelihood of recovery of foreign withholding taxes materially decreases, due to, for example, a change in tax regulation or approach in the foreign country, accruals in the Trust’s net asset value for such refunds may be written down partially or in full, which will adversely affect the Trust’s net asset value.

Emerging Markets Risk: Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.
Investment Companies and ETFs Risk: Subject to the limitations set forth in the Investment Company Act of 1940, as amended, and the rules thereunder, the Trust may acquire shares in other investment companies and in exchange-traded funds (“ETFs”), some of which may be affiliated investment companies. The market value of the shares of other investment companies and ETFs may differ from their net asset value. As an investor in investment companies and ETFs, the Trust would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses (to the extent not offset by the Manager through waivers). As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and ETFs (to the extent not offset by the Manager through waivers).
The securities of other investment companies and ETFs in which the Trust may invest may be leveraged. As a result, the Trust may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Trust to higher volatility in the market value of such securities and the possibility that the Trust’s long-term returns on such securities (and, indirectly, the long-term returns of shares of the Trust) will be diminished.
As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. To the extent the Trust is held by an affiliated fund, the ability of the Trust itself to hold other investment companies may be limited.
Illiquid Investments Risk: The Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Trust may not be able to readily dispose of such investments at prices that approximate those at which the Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Trust’s net asset value and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage-related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.
Inverse Floater and Related Securities Risk: Investments in inverse floaters, residual interest tender option bonds and similar instruments expose the Trust to the same risks as investments in fixed-income securities and derivatives, as well as other risks, including those associated with leverage and increased volatility. An investment in these securities typically will involve greater risk than an investment in a fixed rate security. Distributions on inverse floaters, residual interest tender option bonds and similar instruments will typically bear an inverse relationship to short term interest rates and typically will be reduced or, potentially, eliminated as interest rates rise. Inverse floaters, residual interest tender option bonds and similar instruments will underperform the market for fixed rate securities in a rising interest rate environment. Inverse floaters may be considered to be leveraged to the extent that their interest rates vary by a magnitude that exceeds the magnitude of the change in a reference rate of interest (typically a short term interest rate). The leverage inherent in inverse floaters is associated with greater volatility in their market values. Investments in inverse floaters, residual interest tender option bonds and similar instruments that have fixed-income securities underlying them will expose the Trust to the risks associated with those fixed-income securities and the values of those investments may be especially sensitive to changes in prepayment rates on the underlying fixed-income securities.
Repurchase Agreements and Purchase and Sale Contracts Risk: If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Trust may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Trust may lose money.
Short Sales Risk: Because making short sales in securities that it does not own exposes the Trust to the risks associated with those securities, such short sales involve speculative exposure risk. The Trust will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Trust replaces the security sold short.

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Investment Objectives, Policies and Risks   (continued)

Leverage Risk: The Trust utilizes leverage for investment purposes by entering into reverse repurchase agreements and dollar rolls. The Trust may enter into derivative transactions that have leverage embedded in them. The Trust’s use of leverage may increase or decrease from time to time in its discretion and the Trust may, in the future, determine not to use leverage.
The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. The Trust cannot assure you that the use of leverage will result in a higher yield on the common shares. Any leveraging strategy the Trust employs may not be successful.
Leverage involves risks and special considerations for common shareholders, including:

•	the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates or dividend rates on any leverage that the Trust must pay will reduce the return to the common shareholders;

•
the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Trust were not leveraged, which may result in a greater decline in the market price of the common shares;

•	leverage may increase operating costs, which may reduce total return.
Any decline in the net asset value of the Trust’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Trust’s portfolio declines, leverage will result in a greater decrease in net asset value to the holders of common shares than if the Trust were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.
Reverse Repurchase Agreements Risk: Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Trust could lose money if it is unable to recover the securities and the value of the collateral held by the Trust, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Trust. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.
Dollar Rolls Risk: Dollar rolls involve the risk that the market value of the securities that the Trust is committed to buy may decline below the price of the securities the Trust has sold. These transactions may involve leverage.
Market Risk and Selection Risk: Market risk is the risk that one or more markets in which the Trust invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Trust and its investments. Selection risk is the risk that the securities selected by Trust management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
An outbreak of an infectious coronavirus (COVID-19) that was first detected in December 2019 developed into a global pandemic that has resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. Although vaccines have been developed and approved for use by various governments, the duration of the pandemic and its effects cannot be predicted with certainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general ways that cannot necessarily be foreseen at the present time.

I N V E S T M E N T O B J E C T I V E S , P O L I C I E S A N D R I S K S	75

Shareholder Update	BlackRock Multi-Sector Income Trust (BIT)

The following includes additional required disclosures for BIT, which has an effective shelf offering registration statement as of the fiscal year ended October 31, 2022.
Summary of Expenses
The following table and example are intended to assist shareholders in understanding the various costs and expenses directly or indirectly associated with investing in BIT’s common shares.

BIT

Shareholder Transaction Expenses
Maximum Sales Load (as a percentage of offering price)(a)	1.00%
Offering expenses borne by BIT (as a percentage of offering price)(a)	0.02
Dividend Reinvestment Plan Fees	$0.02 per share for open market purchases of common shares (b)
Dividend reinvestment plan sale transaction fee	$2.50
Estimated Annual Expenses (as a percentage of net assets attributable to common shares)
Investment advisory fees(c)(d)	1.25%
Other expenses	0.74
Miscellaneous	0.09
Interest expense(e)	0.65
Total annual expenses	1.99
Fee waiver(d)	—
Total annual fund operating expenses after fee waiver(d)	1.99

(a)
If the common shares are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load and the estimated offering expenses. Trust shareholders will pay all offering expenses involved with an offering.

(b)
Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) fees for the handling of the reinvestment of dividends will be paid by the Trust. However, shareholders will pay a $0.02 per share fee incurred in connection with open-market purchases, which will be deducted from the value of the dividend. Shareholders will also be charged a $2.50 sales fee and pay a $0.15 per share fee if a shareholder directs the Reinvestment Plan Agent to sell the common shares held in a dividend reinvestment account. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay.

(c)
The Trust currently pays the Manager a monthly fee at an annual contractual investment management fee rate of 0.80% of the average daily value of the Trust’s managed assets. For purposes of calculating these fees, “managed assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than money borrowed for investment purposes).

(d)
The Trust and the Manager have entered into a fee waiver agreement (the “Fee Waiver Agreement”), pursuant to which the Manager has contractually agreed to waive the investment advisory fees with respect to any portion of the Trust’s assets attributable to investments in any equity and fixed-income mutual funds and ETFs managed by the Manager or its affiliates that have a contractual management fee, through June 30, 2024. In addition, pursuant to the Fee Waiver Agreement, the Manager has contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Trust pays to the Manager indirectly through its investment in money market funds managed by the Manager or its affiliates, through June 30, 2024. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by the Trust (upon the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), of the Trust (the “Independent Trustees”)) or a majority of the outstanding voting securities of the Trust), upon 90 days’ written notice by the Trust to the Manager.

(e)
Assumes the use of leverage in the form of reverse repurchase agreements representing 34.3% of Managed Assets at an annual interest expense to the Trust of 1.2%, which is based on current market conditions. The actual amount of interest expense borne by the Trust will vary over time in accordance with the level of the Trust’s use of reverse repurchase agreements and variations in market interest rates. Interest expense is required to be treated as an expense of the Trust for accounting purposes.

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Shareholder Update (continued)	BlackRock Multi-Sector Income Trust (BIT)

Expense Example
The following example illustrates BIT’s expenses (including the sales load of $10.00 and offering costs of $0.22) that shareholders would pay on a $1,000 investment in common shares, assuming (i) total net annual expenses of 1.99% of net assets attributable to common shares and (ii) a 5% annual return:

	1 Year	3 Years	5 Years	10 Years

Total expenses incurred	$30	$72	$116	$240
The example should not be considered a representation of future expenses. The example assumes that the estimated “Other expenses” set forth in the Estimated Annual Expenses table are accurate and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. Moreover, BIT’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.
Share Price Data
The following table summarizes BIT’s highest and lowest daily closing market prices on the NYSE per common share, the NAV per common share, and the premium to or discount from NAV, on the date of each of the high and low market prices. The trading volume indicates the number of common shares traded on the NYSE during the respective quarters.

	NYSE Market Price Per Common Share		NAV per Common Share on Date of Market Price		Premium/ (Discount) on Date of Market Price

During Quarter Ended	High	Low	High	Low	High	Low	Trading Volume

October 31, 2022	$ 16.70	$ 14.06	$ 15.70	$ 14.52	6.37%	(3.17)%	6,104,129
July 31, 2022	15.88	13.64	16.15	15.08	(1.67)	(9.55)	7,111,803
April 30, 2022	17.10	15.17	17.27	16.22	(0.98)	(6.47)	7,107,554
January 31, 2022	18.95	16.36	17.97	17.35	5.45	(5.71)	7,934,072
October 31, 2021	19.15	18.31	18.38	18.16	4.19	0.83	6,538,043
July 31, 2021	18.92	18.26	18.55	18.41	1.99	(0.81)	7,259,516
April 30, 2021	18.55	17.26	18.54	18.37	0.05	(6.04)	8,595,716
January 31, 2021	17.54	15.75	18.27	17.69	(4.00)	(10.97)	6,963,337
As of October 31, 2022, BIT’s market price, NAV per Common Share, and premium/(discount) to NAV per Common Share are $14.43, $14.66, and (1.57)% respectively.
Common shares of BIT have historically traded at both a premium and discount to NAV.
Shares of closed-end funds frequently trade at a discount to their NAV. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Board might consider from time to time engaging in open-market repurchases, managed distribution plans, or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to the NAV.

S H A R E H O L D E R U P D A T E	77

Automatic Dividend Reinvestment Plan

Pursuant to BIT’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the Trust’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.
After BIT declares a dividend or determines to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trust (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value (“NAV”) per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.
You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.
Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.
The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.
The Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, the Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at computershare.com/blackrock, or in writing to Computershare, P.O. Box 43006, Providence, RI 02940-3078, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 150 Royall Street, Suite 101, Canton, MA 02021.

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Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

R. Glenn Hubbard 1958	Chair of the Board (Since 2022) Trustee (Since 2013)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	70 RICs consisting of 101 Portfolios	ADP (data and information services) from 2004 to 2020; Metropolitan Life Insurance Company (insurance); TotalEnergies SE (multi-energy)

W. Carl Kester(d) 1951	Vice Chair of the Board (Since 2022) Trustee (Since 2013)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	72 RICs consisting of 103 Portfolios	None

Cynthia L. Egan 1955	Trustee (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	70 RICs consisting of 101 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair); Huntsman Corporation (Lead Independent Director and non Executive Vice Chair of the Board) (chemical products)

Frank J. Fabozzi(d) 1948	Trustee (Since 2013)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) from 2011 to 2022; Professor of Practice, Johns Hopkins University since 2021; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity- Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year; Adjunct Professor of Finance, Carnegie Mellon University in fall 2020 semester.	72 RICs consisting of 103 Portfolios	None

Lorenzo A. Flores 1964	Trustee (Since 2021)	Vice Chairman, Kioxia, Inc. since 2019; Chief Financial Officer, Xilinx, Inc. from 2016 to 2019; Corporate Controller, Xilinx, Inc. from 2008 to 2016.	70 RICs consisting of 101 Portfolios	None

Stayce D. Harris 1959	Trustee (Since 2021)	Lieutenant General, Inspector General, Office of the Secretary of the United States Air Force from 2017 to 2019; Lieutenant General, Assistant Vice Chief of Staff and Director, Air Staff, United States Air Force from 2016 to 2017; Major General, Commander, 22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia from 2014 to 2016; Pilot, United Airlines from 1990 to 2020.	70 RICs consisting of 101 Portfolios	The Boeing Company (airplane manufacturer)

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	79

Trustee and Officer Information   (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

J. Phillip Holloman 1955	Trustee (Since 2021)	President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	70 RICs consisting of 101 Portfolios	PulteGroup, Inc. (home construction); Rockwell Automation Inc. (industrial automation)

Catherine A. Lynch(d) 1961	Trustee (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	72 RICs consisting of 103 Portfolios	PennyMac Mortgage Investment Trust

Interested Trustees(a)(e)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	98 RICs consisting of 265 Portfolios	None

John M. Perlowski(d) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2013)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	100 RICs consisting of 267 Portfolios	None

(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b) Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.
(c)  Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; and W. Carl Kester, 1995.
(d) Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.
(e) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

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Trustee and Officer Information   (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2013)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Janey Ahn 1975	Secretary (Since 2013)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055. (b) Officers of the Trust serve at the pleasure of the Board.

Effective December 31, 2021, Richard E. Cavanagh and Michael J. Castellano retired as Trustees of the Trust.
Effective May 31, 2022, Karen P. Robards retired as a Trustee of the Trust.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	81

Additional Information

Proxy Results
The Annual Meeting of Shareholders was held on July 25, 2022 for shareholders of record on May 27, 2022, to elect trustee nominees for the Trust. There were no broker non-votes with regard to the Trust.
Shareholders elected the Class III Trustees as follows:

	Cynthia L. Egan		Robert Fairbairn		Stayce D. Harris

Trust Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld

BIT	25,812,389	989,411	25,811,446	990,354	25,804,026	997,774
For the Trust listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Lorenzo A. Flores, J. Phillip Holloman, R. Glenn Hubbard, Catherine A. Lynch, John M. Perlowski, Frank J. Fabozzi and W. Carl Kester.
Trust Certification
The Trust is listed for trading on the NYSE and has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trust filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.
Environmental, Social and Governance (“ESG”) Integration
Although a Trust does not seek to implement a specific sustainability strategy unless otherwise disclosed, Trust management will consider ESG characteristics as part of the investment process for actively managed Trusts. These considerations will vary depending on a Trust’s particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. Trust management will consider such ESG characteristics it deems relevant or additive, if any, when making investment decisions for a Trust. The ESG characteristics utilized in a Trust’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. ESG characteristics are not the sole considerations when making investment decisions for a Trust. Further, investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, a Trust may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG considerations may affect a Trust’s exposure to certain companies or industries and a Trust may forego certain investment opportunities. While Trust management views ESG considerations as having the potential to contribute to a Trust’s long-term performance, there is no guarantee that such results will be achieved.
Dividend Policy
The Trust’s policy is to make monthly distributions to shareholders. In order to provide shareholders with a more stable level of dividend distributions, the Trust employs a managed distribution plan (the “Plan”), the goal of which is to provide shareholders with consistent and predictable cash flows by setting distribution rates based on expected long-term returns of the Trust.
The distributions paid by the Trust for any particular month may be more or less than the amount of net investment income earned by the Trust during such month. Furthermore, the final tax characterization of distributions is determined after the year-end of the Trust and is reported in the Trust’s annual report to shareholders. Distributions can be characterized as ordinary income, capital gains and/or return of capital. The Trust’s taxable net investment income and net realized capital gains (“taxable income”) may not be sufficient to support the level of distributions paid. To the extent that distributions exceed the Trust’s current and accumulated earnings and profits, the excess may be treated as a non-taxable return of capital.
A return of capital is a return of a portion of an investor’s original investment. A return of capital is not expected to be taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital for U.S. federal income tax purposes when the final determination of the source and character of the distributions is made.
Such distributions, under certain circumstances, may exceed the Trust’s total return performance. When total distributions exceed total return performance for the period, the difference reduces the Trust’s total assets and net asset value (“NAV”) per share and, therefore, could have the effect of increasing the Trust’s expense ratio and reducing the amount of assets the Trust has available for long term investment.
General Information
BIT’s Statement of Additional Information includes additional information about its Board and is available, without charge upon request by calling (800)-882-0052.
The following information is a summary of certain changes since October 31, 2021. This information may not reflect all of the changes that have occurred since you purchased the Trust.
Effective August 1, 2022, the State of Delaware enacted new control beneficial interest acquisition provisions of the Delaware Statutory Trust Act (the “Delaware CBIA Statute”) that automatically applies to Delaware statutory trusts that are registered as closed-end management investment companies under the Investment Company Act of 1940, such as the Trust. In general, the Delaware CBIA Statute limits the right of holders who acquire “control beneficial interests” of a statutory trust to vote those beneficial interests on matters under the Delaware Statutory Trust Act or the governing instrument of the Trust unless approved by disinterested shareholders holding two-thirds of the votes entitled to be cast. The Delaware CBIA Statute generally defines “control beneficial interests” to include beneficial interests that, in the absence of the Delaware CBIA Statute, if

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Additional Information   (continued)

General Information (continued)
aggregated with all other beneficial interests of the statutory trust that are either (i) owned by the acquiring person (or an associate) or (ii) in respect of which the acquiring person (or an associate) is entitled to exercise or direct the exercise of voting power, would entitle that person to exercise or direct the exercise of voting power of beneficial interests in the election of trustees, within any of certain specified ranges of voting power starting at 10%. The Delaware CBIA Statute requires acquiring persons to disclose to the statutory trust any control beneficial interest acquisition within 10 days of such acquisition. The Delaware CBIA Statute allows a statutory trust’s governing instrument or board of trustees to provide exemptions from the statute’s limitations to acquisitions of beneficial interests, including as to any series or classes of beneficial interests. The foregoing is only a summary of certain aspects of the Delaware CBIA Statute. Shareholders should consult their own legal counsel to determine the application of the Delaware CBIA Statute with respect to their beneficial interests of the Trust and any subsequent acquisitions of beneficial interests.
Except if noted otherwise herein, there were no changes to the Trust’s charter or by-laws that would delay or prevent a change of control of the Trust that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust’s portfolios.
In accordance with Section 23(c) of the Investment Company Act of 1940, the Trust may from time to time purchase shares of its common stock in the open market or in private transactions.
On December 17, 2019, the Trust filed a lawsuit against Aviron Capital, LLC (“Aviron”) and its principal officer relating to a loan on which Aviron defaulted. On December 19, 2019, the Trust obtained a court order removing Aviron’s principal officer and replacing him with a chief restructuring officer chosen by BIT. On September 29, 2022, the Trust filed a stipulation of voluntary discontinuance relating to its lawsuit against Aviron and its principal officer.
Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trust may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trust and does not, and is not intended to, incorporate BlackRock’s website in this report.
Electronic Delivery
Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.
To enroll in electronic delivery:
Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:
Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.
Householding
The Trust will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trust at (800) 882-0052.
Availability of Quarterly Schedule of Investments
The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Trust makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.
Availability of Proxy Voting Policies, Procedures and Voting Records
A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities and information about how the Trust voted proxies relating to securities held in the Trust’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.
Availability of Trust Updates
BlackRock will update performance and certain other data for the Trust on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trust. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trust and does not, and is not intended to, incorporate BlackRock’s website in this report.

A D D I T I O N A L I N F O R M A T I O N	83

Additional Information   (continued)

Shelf Offering Program
From time to time, the Trust may seek to raise additional equity capital through a Shelf Offering. In a Shelf Offering, the Trust may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above the Trust’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). While any such Shelf Offering may allow the Trust to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks – including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market.
On May 3, 2022, the Trust filed a final prospectus with the SEC in connection with its Shelf Offering. This report and the prospectus of the Trust are not offers to sell the Trust’s Common Shares or solicitations of an offer to buy the Trust’s Common Shares in any jurisdiction where such offers or sales are not permitted. The prospectus of the Trust contains important information about the Trust, including its investment objectives, risks, charges and expenses. Investors are urged to read the prospectus of the Trust carefully and in its entirety before investing. Copies of the final prospectus for the Trust can be obtained from BlackRock at blackrock.com.
BlackRock Privacy Principles
BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.
If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.
BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.
BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.
We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.
Trust and Service Providers

Investment Adviser
BlackRock Advisors, LLC
Wilmington, DE 19809
Sub-Adviser
BlackRock International Limited
Edinburgh, EH3 8BL
United Kingdom
BlackRock (Singapore) Limited
079912 Singapore
Accounting Agent and Custodian
State Street Bank and Trust Company
Boston, MA 02111
Transfer Agent
Computershare Trust Company, N.A.
Canton, MA 02021
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116
Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019
Address of the Trust
100 Bellevue Parkway
Wilmington, DE 19809

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Glossary of Terms Used in this Report

Currency Abbreviation

EUR	Euro

GBP	British Pound

JPY	Japanese Yen

USD	United States Dollar

Portfolio Abbreviation

CDI	CREST Depository Interest

CLO	Collateralized Loan Obligation

CMT	Constant Maturity Treasury

CR	Custodian Receipt

DAC	Designated Activity Company

EURIBOR	Euro Interbank Offered Rate

GO	General Obligation Bonds

LIBOR	London Interbank Offered Rate

MTA	Month Treasury Average

PCL	Public Company Limited

PIK	Payment-in-Kind

RB	Revenue Bond

REIT	Real Estate Investment Trust

REMIC	Real Estate Mortgage Investment Conduit

SAB	Special Assessment Bonds

SG	Syncora Guarantee

SOFR	Secured Overnight Financing Rate

SOFR CME	Secured Overnight Financing Rate Chicago Mercantile Exchange

SOFRTE	Term Secured Overnight Financing Rate

TBA	To-Be-Announced

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	85

Want to know more?
blackrock.com   |   800-882-0052
This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.
BIT-10/22-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi

Lorenzo A. Flores

Catherine A. Lynch

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Multi- Sector Income Trust	$64,362	$63,731	$4,000	$207	$16,900	$20,900	$431	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,098,000	$2,032,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,098,000 and $2,032,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Multi-Sector Income Trust	$21,331	$21,107

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,098,000	$2,032,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant

(a)

The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano
Frank J. Fabozzi
Lorenzo A. Flores
J. Phillip Holloman
Catherine A. Lynch
Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL, a copy of the Fund’s Global Corporate Governance & Engagement Principles are attached as Exhibit 99.GLOBAL.CORP.GOV and a copy of the Fund’s Corporate Governance and Proxy Voting Guidelines for U.S. Securities are attached as Exhibit 99.US.CORP.GOV. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The Fund is managed by a team of investment professionals comprised of Scott MacLellan, Managing Director at BlackRock, Samir Lakhani, Managing Director at BlackRock and Akiva Dickstein, Managing Director at BlackRock. Messrs. MacLellan, Lakhani and Dickstein are the Fund’s portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Mr. MacLellan has been a member of the Fund’s portfolio management team since 2018. Messrs. Lakhani and Dickstein have been members of the Fund’s portfolio management team since 2020.

Portfolio Manager	Biography
Akiva Dickstein	Managing Director of BlackRock since 2009; Managing Director of Merrill Lynch Investment Managers, L.P. from 2003 to 2009 and Head of the U.S. Rates & Structured Credit Research Group.

Samir Lakhani	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013.
Scott MacLellan, CFA	Managing Director of BlackRock, Inc. since 2022; Director of BlackRock, Inc. from 2010 to 2021; Vice President of BlackRock, Inc. from 2007 to 2009.

(a)(2) As of October 31, 2022:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Akiva Dickstein	22	25	224	0	0	5

	$24.11 Billion	$7.63 Billion	$95.27 Billion	$0	$0	$1.62 Billion

Samir Lakhani	5	11	6	0	1	0

	$3.69 Billion	$4.90 Billion	$3.18 Billion	$0	$320.0 Million	$0

Scott MacLellan, CFA	12	15	134	0	0	3

	$12.97 Billion	$3.46 Billion	$57.08 Billion	$0	$0	$1.05 Billion

(iv)     Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Dickstein, Lakhani and MacLellan may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Dickstein, Lakhani and MacLellan may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of October 31, 2022:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of October 31, 2022.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmark
Akiva Dickstein

A combination of market-based indices (e.g. Bloomberg US Aggregate Index, Bloomberg US Universal Index and Bloomberg

Intermediate Aggregate Index), certain customized indices and certain fund industry peer groups.

Samir Lakhani	A combination of market-based CMBS and ABS indices, certain customized indices and certain fund industry peer groups.
Scott MacLellan, CFA	A combination of market-based indices (e.g., Bank of America Merrill Lynch U.S. Corporate & Government Index, 1-3 Years), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($305,000 for 2022). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc.

contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of October 31, 2022.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Akiva Dickstein	$50,001 - $100,000
Samir Lakhani	$100,001 - $500,000
Scott MacLellan, CFA	$10,001 - $50,000

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies -- Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

(c) Notices to the registrant’s common shareholders in accordance with the order under Section 6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act, dated May, 20091

1 The Fund has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year, and as frequently as distributions are specified by or in accordance with the terms of its outstanding preferred stock. This relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Multi-Sector Income Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Multi-Sector Income Trust

Date: December 21, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Multi-Sector Income Trust

Date: December 21, 2022

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Multi-Sector Income Trust

Date: December 21, 2022